As filed with the Securities and Exchange Commission on November 6, 2006

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-00582

                         NEUBERGER BERMAN EQUITY FUNDS
                         -----------------------------
             (Exact Name of the Registrant as Specified in Charter)
                          605 Third Avenue, 2nd Floor
                         New York, New York 10158-0180
              (Address of Principal Executive Offices - Zip Code)

       Registrant's telephone number, including area code: (212) 476-8800

      Peter E. Sundman, Chairman of the Board and Chief Executive Officer
                         Neuberger Berman Equity Funds
                          605 Third Avenue, 2nd Floor
                         New York, New York 10158-0180

                             Arthur Delibert, Esq.
                  Kirkpatrick & Lockhart Nicholson Graham LLP
                              1601 K Street, N.W.
                          Washington, D.C.  20006-1600
                  (Names and Addresses of agents for service)


Date of fiscal year end: August 31, 2006

Date of reporting period: August 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. {section} 3507.

ITEM 1.   REPORTS TO SHAREHOLDERS.

Annual Report
August 31, 2006

[LOGO]

    Neuberger Berman
    Equity Funds
--------------------------------------------------------------------------------

INVESTOR CLASS SHARES

TRUST CLASS SHARES

ADVISOR CLASS SHARES

INSTITUTIONAL CLASS SHARES

         Century Fund                     International Large Cap Fund

         Fasciano Fund                    Manhattan Fund

         Focus Fund                       Millennium Fund

         Genesis Fund                     Partners Fund

         Guardian Fund                    Real Estate Fund

         International Fund               Regency Fund

         International Institutional Fund Socially Responsive Fund

Contents

The Funds

Chairman's Letter                 2

Portfolio Commentary
Century Fund                      4
Fasciano Fund                     6
Focus Fund                        8
Genesis Fund                     10
Guardian Fund                    12
International Fund               14
International Institutional Fund 16
International Large Cap Fund     18
Manhattan Fund                   20
Millennium Fund                  22
Partners Fund                    24
Real Estate Fund                 26
Regency Fund                     28
Socially Responsive Fund         30
Fund Expense Information         34

Schedule of Investments/
 Top Ten Equity Holdings
Century Fund                     38
Fasciano Fund                    40
Focus Fund                       42
Genesis Fund                     43
Guardian Fund                    46
International Fund               47
International Institutional Fund 50
International Large Cap Fund     53
Manhattan Fund                   56
Millennium Fund                  58
Partners Fund                    60
Real Estate Fund                 62
Regency Fund                     63
Socially Responsive Fund         65

                  Financial Statements                      70

                  Financial Highlights (All Classes)
                   Per Share Data
                  Century Fund                             102
                  Fasciano Fund                            103
                  Focus Fund                               104
                  Genesis Fund                             106
                  Guardian Fund                            108
                  International Fund                       110
                  International Institutional Fund         111
                  International Large Cap Fund             112
                  Manhattan Fund                           113
                  Millennium Fund                          115
                  Partners Fund                            117
                  Real Estate Fund                         119
                  Regency Fund                             120
                  Socially Responsive Fund                 121

                  Reports of Independent Registered Public
                   Accounting Firms                        124
                  Directory                                126
                  Trustees and Officers                    127
                  Proxy Voting Policies and Procedures     136
                  Quarterly Portfolio Schedule             136
                  Notice to Shareholders                   137
                  Board Consideration of the Management
                   and Sub-Advisory Agreements             138

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2006 Neuberger Berman Management Inc. All rights reserved.

Chairman's Letter

 LOGO

Dear Fellow Shareholder,

As I write, we have just commemorated the fifth anniversary of the September 11, 2001 terrorist attacks on America. I was once again saddened and outraged watching news programs rebroadcasting the events of that terrible day. At the same time, I felt a sense of pride at how our nation came together, first to grieve and then to face the terrorist threat.

As we look back, it's worth remembering that one of the primary aims of Al Qaeda's actions was to destroy America's economic might -- a task at which it failed miserably. Indeed, after a period of weakness, our nation experienced an expansion that provided exceptional earnings gains to many companies. While the economy may be slowing today, it's not due to some terrorist's fantasy, but because of the natural progression of an economic cycle -- a fact that, ironically, is a sign of our resilience as a nation.

In the wake of the economy's recent deceleration, some market observers are now expressing concern that the Fed may have overplayed its hand, perhaps pushing the economy into recession later this year or in early 2007. Other market watchers remain confident that the Fed has successfully engineered a "soft landing" and that the economy will settle into a moderate growth pace that will continue to support corporate earnings progress.

As you will see, our portfolio managers' opinions fall on both sides of this divide. However, despite differences of opinion on the prospects for the economy and stock market, these men and women remain unified in their focus on the fundamental prospects for the individual companies in their portfolios. In short, while they may have opinions on the near-term outlook for the economy and financial markets, all our investment professionals remain committed to the idea that security selection is the real key to achieving superior long-term returns.

In looking through our report, you will note the addition of a new portfolio, the Neuberger Berman Large Cap International Fund, which was launched on August 1, 2006. For several years, Portfolio Manager Benjamin Segal has helmed the "all-cap" Neuberger Berman International Fund with great success, and will be using the same investment philosophy and methodology in the international

                                               NEUBERGER BERMAN AUGUST 31, 2006

large-cap sector. I wish Benjamin and his team the best of success in this exciting endeavor.

In closing, over the last several years, despite a robust economy and impressive corporate earnings gains, stock market returns have not been particularly generous by historical standards. An extended Federal Reserve tightening cycle, which may finally be coming to an end, has been one of the factors weighing on stocks, while soaring energy prices have also taken a toll. Finally, every day, investors have been reminded just how dangerous a world we now live in.

As always, there are a variety of positive and negative economic and geopolitical factors that could influence the near-term direction of the stock market. We never know which way the market will be headed. However, we can take some comfort in the fact that, with stock price appreciation trailing so far behind earnings growth in recent years, equity valuations have come way down. Although past performance is not an indication of future results, reasonable valuation has a tendency to ease downside risk in a challenging market and provide a solid foundation for growth in a more hospitable investment environment.

Sincerely,

 LOGO
                                 PETER SUNDMAN
                             CHAIRMAN OF THE BOARD
                         NEUBERGER BERMAN EQUITY FUNDS

An investor should consider a fund's investment objectives, risks and fees and expenses carefully before investing. This and other important information can be found in a fund's prospectus, which you can obtain by calling 800.877.9700. Please read it carefully before making an investment.

Century Fund Portfolio Commentary

During the 12 months ended August 31, 2006, the financial markets faced concerns about economic growth, higher energy prices and inflation, as geopolitical hostilities erupted in the Middle East. Significantly, the Federal Reserve, under new leadership, paused raising short-term interest rates after 17 consecutive 25 basis point increases. Corporate earnings continued to grow at double digit rates, faster than stocks appreciated, resulting in P/E multiples falling for another year in a row in the large-cap space. In the spring, the stock market underwent a shift in leadership from favoring smaller capitalization and economically sensitive areas of the market to larger-caps and more defensive sectors. Even with this shift, due to prior strong performance, smaller-cap shares outpaced larger-caps for the fiscal year. Also, the value investing style performed better than growth once again.

The market's greatest gains during the fiscal year came from the Utility sector after weak performance the year before. Also, the Materials, Financial and Telecom sectors posted strong returns. The worst performing sector was Consumer Discretionary, which posted a decline as personal spending slowed, pressured by the downturn in the housing market and higher oil prices. Also faring relatively poorly was the Information Technology sector, which has been under pressure since the tech boom six years ago.

During the reporting period, the Neuberger Berman Century Fund outperformed its benchmark, the Russell 1000 Growth Index. It should be noted that the benchmark was difficult to beat, ranking approximately in the top 29th percentile of the Lipper Large-Cap Growth peer group. The portfolio ranked in the group's 16th percentile over the same timeframe.* Stock selection was additive to portfolio performance across most sectors.

Despite sector weakness, our security selection within Consumer Discretionary made the largest contribution to the Fund's relative portfolio performance, with Sony Corp. providing relatively strong results. In addition, stock selection within the Financial sector added to returns, with CBOT Holdings performing particularly well.

Also contributing to relative portfolio performance was stock selection within Energy, Materials and Industrials. Holdings that did well in Energy included Schlumberger and Peabody Energy. Within Materials, Phelps Dodge was a top performer, and within Industrials, Deere & Company was additive. Finally, stock selection within both Health Care and Telecom contributed to performance, with Celgene Corp. and Alltel Corp. performing well.

Our sector selection was additive to portfolio performance, with Energy especially benefiting results.

Consensus expectations call for a slowing economy that, on the back of strong corporate spending, will avoid a recession. We agree with that forecast, although it is hard to judge how severe the housing market decline will become and whether it will ultimately affect consumer spending. If so, it could be difficult for companies to invest and spend enough to make up for the large impact that consumers have on the overall economy, especially when business spending follows personal consumption. In addition, monetary authorities across the globe have been tapping the brakes trying to slow growth. Investors must grapple with the crush of a slowing economy and prospects for higher inflation, which will cause unease and lower levels of financial risk taking. We believe that with economic slowing now upon us, corporate earnings forecasts for fiscal 2007 are too optimistic and that they will be reduced in the months ahead, particularly for smaller capitalization firms.

In the short run, we believe that the equity market is vulnerable to a decline, not having experienced a greater than 10% correction in the past four years. We continue to favor moving up in capitalization bias in the months ahead and plan to position the portfolio more defensively in less cyclical areas of the market. As the Federal Reserve refrains from raising interest rates and potentially eases monetary conditions later this year, we expect to rotate back into the cyclical areas of the stock market and lower our capitalization targets. We believe that

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.
The composition, industries and holdings of the Fund are subject to change. Century Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.
* As categorized by Lipper, Neuberger Berman Century Fund Investor Class ranked 114 out of 715 funds in its Large-Cap Growth Funds Category for the one-year period ending August 31, 2006. The ranking of the Russell index is hypothetical, based on Neuberger Berman's comparison of the index's returns with those of funds within the Lipper category.
Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2006

earnings growth will continue into 2007 (albeit at a slower pace) and that stocks will react positively as the Fed moves to restore more liquidity, moving P/Es higher from currently depressed levels. We expect the stock market to trade higher later this year with further clarity on Fed policies, continued economic growth and the resolution of the upcoming mid-term elections.

Sincerely,

/s/ Jon D. Brorson
                                JON D. BRORSON
                                  TEAM LEADER
/s/ John J. Zielinski
                               JOHN J. ZIELINSKI
                             PORTFOLIO CO-MANAGER
                               LARGE CAP GROWTH
/s/ Kenneth J. Turek
                               KENNETH J. TUREK
                             PORTFOLIO CO-MANAGER
                               LARGE CAP GROWTH


--------------------------------------------------------------------------------


Average Annual Total Return/1/

           Investor Class/3b/ Russell 1000(R) Growth/2/ Russell 1000(R) Index/2/
1 Year                 4.92%                     3.68%                    8.69%
5 Year                 0.08%                     1.69%                    5.26%
Life of
 Fund                 (6.13%)                   (5.44%)                   0.76%
--------------------------------------------------------------------------------
Inception
 Date             12/06/1999

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Comparison of a $10,000 Investment

                                    [CHART]


Date       Investor Class  Russell 1000/(R)/ Growth/2/  Russell 1000/(R)/ Index
----       --------------  ---------------------------  -----------------------
12/6/1999    $10,000            $10,000                    $10,000
8/31/2000     13,430             11,535                     10,924
8/31/2001      6,500              6,307                      8,148
8/31/2002      4,890              4,909                      6,724
8/31/2003      5,420              5,600                      7,588
8/31/2004      5,540              5,900                      8,448
8/31/2005      6,220              6,616                      9,685
8/31/2006      6,526              6,859                     10,526


This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industry Diversification
(% of Total Net Assets)


           Biotechnology.......................................  6.1%
           Business Services-IT Business Services..............  2.5
           Coal................................................  0.9
           Communications......................................  1.2
           Communications Equipment............................  1.4
           Computer Related....................................  0.5
           Consumer Products & Services........................  4.0
           Consumer Staples....................................  1.8
           Defense & Aerospace.................................  2.3
           Diversified.........................................  1.7
           Electronics.........................................  3.5
           Entertainment.......................................  1.2
           Financial Services..................................  6.6
           Food & Beverage.....................................  4.6
           Food Products.......................................  1.0
           Hardware............................................  1.0
           Health Products & Services..........................  6.7
           Industrial..........................................  3.9
           Insurance...........................................  0.8
           Internet............................................  1.7
           Leisure.............................................  1.3
           Machinery & Equipment...............................  2.4
           Manufacturing.......................................  2.7
           Medical Equipment...................................  0.9
           Mining..............................................  1.3
           Mutual Funds........................................  1.1
           Oil & Gas...........................................  5.4
           Oil Services........................................  1.1
           Pharmaceutical......................................  8.0
           Retail..............................................  4.5
           Semiconductors......................................  5.1
           Software............................................  6.0
           Technology..........................................  1.5
           Telecommunications..................................  3.2
           Utilities...........................................  1.9
           Short-Term Investments..............................  1.7
           Liabilities, less cash, receivables and other assets (1.5)

Fasciano Fund Portfolio Commentary

The fiscal year ended August 31, 2006 was challenging for small-cap investors favoring high quality companies with secular rather than cyclical growth characteristics. For the first four months of the reporting period, the performance of the Neuberger Berman Fasciano Fund was in line with its Russell 2000 benchmark. Then, as the economy reaccelerated, investors moved aggressively into the lower quality, more economically sensitive stocks that tend to excel during periods of rapid economic expansion. Accordingly, in calendar first-quarter 2006 (the middle of our fiscal year), the strongest performers in the Russell 2000 were stocks with the highest price/earnings ratios and lowest returns on equity. The more reasonably valued and consistently profitable companies that we favor trailed the market leaders by a considerable margin. As the economy cooled in the second quarter and stocks began tumbling in May, we anticipated regaining lost ground versus our benchmark. However, portfolio holdings weren't spared during a broad-based sell-off that extended through July, and the Fund finished behind its benchmark.

During the reporting period, Consumer Discretionary investments caused the greatest drag on the Fund's relative performance, and we reviewed all of our holdings in the sector on a company-by-company basis, selling radio broadcaster Emmis Communications. We believed that the stocks of these solidly profitable "old media" franchises would benefit from merger and acquisition activity and potentially renewed investor interest in light of their low valuations. In the case of Emmis, management made a buyout offer that was later rescinded, a development which weakened our outlook on the stock.

A Consumer Discretionary stock we continue to like is magazine publisher (Better Homes and Gardens, Ladies Home Journal, Family Circle, and Country
Home) and broadcaster Meredith Corp. Its subscriber demographic (primarily middle-aged women) still prefers buying magazines to surfing the Web. Ad pages in Meredith's leading publications have increased over the last year. Also, the company has been doing a good job using its sophisticated database of subscribers to deliver effective advertising results as well as to cross-sell. Finally, Meredith is accommodating its younger audience by establishing websites for its magazines. We think there will be better-than-expected earnings growth from Meredith, which will attract some attention.

Collectively, our Financial sector investments delivered a positive return but underperformed the benchmark sector component. Money manager W.P. Stewart was our biggest disappointment. W.P. Stewart is a large-cap growth stock specialist with a good long-term track record. However, recent years' lackluster returns in the large-cap growth sector and short-term relative performance issues negatively affected asset and revenue growth. Although the company's investment methodology has not changed and investment activities are still overseen by the firm's chairman and namesake, a rebuilt management team is focused on broadening and strengthening distribution. Stewart may also benefit from what could be better days ahead for the large-cap growth sector.

Although they lagged their respective benchmark sector components, our Energy and Industrial sector investments delivered returns above the benchmark overall. Tetra Technologies, which specializes in decommissioning deep water drilling rigs, was our best Energy sector performer and made the second largest contribution to portfolio returns. Mining equipment manufacturer Bucyrus International and industrial maintenance and repair product distributor MSC Industrial Direct were stand-outs in the Industrial sector.

As reflected in the Fund's performance, fiscal 2006 was a difficult and frustrating year. We have revisited every portfolio company to make sure that the favorable fundamental prospects that attracted us remained intact. While we have identified and eliminated some "mistakes," the overwhelming majority of the Fund's holdings have been living up to our fundamental expectations, leading us to the conclusion that this year's lagging performance was


The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
This Fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001 are those of its predecessor, Fasciano Fund, Inc. The inception date for the Fasciano Fund, Inc. was 11/10/88.
The composition, industries and holdings of the Fund are subject to change. Fasciano Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2006

largely a function of an investment discipline that was out of synch with the market.

Portfolio characteristics are largely unchanged. As of August 31, the Fund's holdings have an average long-term forward earnings growth rate of 17.1% versus 15.3% for the Russell 2000. The portfolio's return on equity (our proxy for quality) is 24.8% compared to 17.9% for the benchmark, particularly compelling in view of our avoidance of highly leveraged companies. The Fund's forward price/earnings ratio is 17.7 versus the Russell 2000's 21.9. So, we are doing the same thing we have always done -- buying above-benchmark average growth at below-benchmark-average valuations without sacrificing quality. This has worked well for us in the past, and we believe it will continue to be an effective way to generate attractive long-term investment returns.

Sincerely,

/s/ Michael F. Fasciano
                              MICHAEL F. FASCIANO
                               PORTFOLIO MANAGER


--------------------------------------------------------------------------------


Average Annual Total Return/1,7,9/

               Investor Class/3b/ Advisor Class/3b,6/ Russell 2000(R)/2/
1 Year                    (0.95%)             (1.25%)             9.36%
5 Year                     6.52%               6.16%             10.35%
10 Year                    8.34%               8.16%              9.39%
Life of Fund              11.17%              11.07%             11.06%
------------------------------------------------------------------------
Inception Date        11/10/1988          05/24/2002

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

       Date         Investor Class       Russell 2000/(R)/2/
       ---------    --------------       -------------------
       8/31/1996       $10,000              $10,000
       8/31/1997        12,596               12,895
       8/31/1998        12,924               10,394
       8/31/1999        14,377               13,342
       8/31/2000        15,921               16,965
       8/31/2001        16,252               14,992
       8/31/2002        15,441               12,678
       8/31/2003        17,521               16,364
       8/31/2004        19,808               18,222
       8/31/2005        22,501               22,432
       8/31/2006        22,287               24,531


This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.


Industry Diversification
(% of Total Net Assets)

              Banking......................................   0.9%
              Banking & Financial..........................   4.6
              Basic Materials..............................   0.8
              Biotechnology................................   1.2
              Building, Construction & Furnishing..........   1.2
              Business Services............................   8.2
              Chemicals....................................   1.2
              Consumer Cyclical--Leisure & Consumer Service   0.6
              Consumer Discretionary.......................   0.8
              Consumer Products & Services.................   2.3
              Defense......................................   1.4
              Distributor..................................   4.1
              Education....................................   0.5
              Electrical & Electronics.....................   1.0
              Entertainment................................   1.5
              Filters......................................   1.5
              Financial Services...........................   3.3
              Health Products & Services...................  10.8
              Industrial & Commercial Products.............   4.9
              Insurance....................................   2.4
              Internet.....................................   2.0
              Machinery & Equipment........................   6.9
              Manufacturing................................   0.8
              Materials....................................   1.1
              Metals.......................................   0.7
              Office.......................................   1.1
              Oil & Gas....................................   1.5
              Oil Services.................................   6.6
              Publishing & Broadcasting....................   4.3
              Restaurants..................................   2.7
              Semiconductors...............................   1.3
              Specialty Retail.............................   0.6
              Technology...................................   4.4
              Transportation...............................   6.6
              Waste Management.............................   2.0
              Short-Term Investments.......................  26.2
              Liabilities, less cash, receivables and other
               assets...................................... (22.0)

Focus Fund Portfolio Commentary

A strong August rally helped stocks regain ground lost during the late spring and early summer sell-off, and leading market indices finished the 12 months ended August 31, 2006 with percentage gains in the high single-digit to mid-teen range. The Neuberger Berman Focus Fund delivered a solidly positive return, but trailed its S&P 500 and Russell 1000 Value Index benchmarks.

Returns from our Financial sector investments (still one of the portfolio's largest sector allocations) were mixed, with Merrill Lynch, Bank of America and Citigroup appearing on our top-ten contributors list and credit card giant Capital One Financial and leading mortgage lender Washington Mutual finishing near the bottom of our performance charts. The collective return from our Financial sector investments lagged the corresponding S&P 500 sector component, but still produced above-market-average performance.

Consumer Discretionary sector investments posted the best relative performance. The portfolio was significantly overweight in Consumer Discretionary stocks versus the S&P 500 and our holdings delivered a mid-teen percentage gain versus a fractional loss for the corresponding benchmark component. Bedding manufacturer/retailer Select Comfort and TJX Companies (parent of retailer TJ
Maxx) were the top performers in this sector. The excellent performance of Thermo Electron, our largest Health Care position, translated into superior relative returns in this sector. Although underweight in Energy, led by Canadian oil sand producer Canadian Natural Resources, our Energy sector returns tripled that of the benchmark component. We believe that favorable supply/demand fundamentals will support oil prices over the longer term. Consequently, we are inclined to increase our exposure to this sector, if some of the energy companies on our watch list come into value range.

Our Information Technology (IT) sector investments posted a modestly positive return versus a small loss for the S&P 500's tech component. However, the portfolio's significant overweight in IT, the S&P 500's second worst performing sector, penalized absolute and relative returns. The Fund's large position in International Rectifier, which sold off sharply in the second half of fiscal 2006, was also a negative. Despite the stock's volatility (over the last year it has taken turns appearing on our top- and bottom-ten contributor lists), we believe it will ultimately reward Fund shareholders. International Rectifier is an "under a rock" company that over the last seven years has quietly transformed itself from a commodity chip maker to a manufacturer of proprietary value added semiconductors and subsystems. To wit, today 75% of revenues come from these higher margin businesses and we believe the company may be contemplating divesting its low-margin commodity chips operations. As of August 31, International Rectifier stock trades at 2.2 times sales revenues and about 15 times what we believe will prove to be conservative 2007 consensus earnings estimates. This is on par with competitors such as Analog Devices and Maxim, neither of which seems to us likely to match International Rectifier's top and bottom line growth over the next several years. So, if International Rectifier lives up to our fundamental expectations, we could see appreciation from both rising earnings and multiple expansion.

Although the portfolio had only modest exposure to the Telecommunications Services sector, it still proved to be too much of a bad thing as our holdings posted a mid-teen percentage decline versus a high-teen percentage gain for the corresponding S&P 500 sector. Wireless companies Vodafone and Sprint Nextel Corp. appeared near the bottom of our performance charts. Intense competitive pressure in what has become a relatively mature business in the U.S. and Europe prompted us to eliminate the position in Vodafone and reduce our position in Sprint Nextel. At some point, the wireless business may be reenergized by new 3G based data services. But, for the time being, we are content to move to the sideline.

Looking ahead, we have some reservations regarding near-term prospects for the economy and stock market. Consensus wisdom appears to be that consumer related recessions are a thing of the past.

While the value-oriented approach is intended to limit risks, the Fund -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
The composition, industries and holdings of the Fund are subject to change. Please see Endnotes and glossary of indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2006

Slower job growth, high energy prices, and a softening housing market combined with high consumer debt levels may challenge this hypothesis in the year ahead. People also seem to have a great deal of faith that if the economy begins decelerating too rapidly the Federal Reserve can provide a quick fix by cutting interest rates. I would point out that it takes time for monetary policy to influence economic activity. So, the economy may land a little harder than anticipated even if the Fed responds quickly to any economic distress signals. A weaker-than-expected economy will likely translate into weaker-than-expected corporate earnings and an unsettled stock market. That is why we are so focused on companies with competitive advantages in their business niches and secular growth potential -- the type of stocks we believe can stand out even in a less hospitable economic and stock market climate.

Sincerely,

/s/ Robert B. Corman
                               ROBERT B. CORMAN
                               PORTFOLIO MANAGER


--------------------------------------------------------------------------------


Average Annual Total Return/1,9,10/

                                                 Russell
                 Investor      Trust     Advisor 1000(R)
                Class/3b/ Class/3b,5/  Class/3b/ Value/2/ S&P 500/2/
1 Year              7.00%      6.81%       6.62%  13.96%      8.87%
5 Year              3.48%      3.29%       3.09%   8.70%      4.65%
10 Year             9.46%      9.31%       9.44%  11.41%      8.90%
Life of Fund       11.29%     11.32%      11.29%     N/A     10.58%
--------------------------------------------------------------------
Inception Date 10/19/1955 08/30/1993  09/03/1996

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Comparison of a $10,000 Investment

          Date     Investor Class     Russell 1000/(R)/ Value/2/    S&P 500/2/
       ---------   --------------    --------------------------    ----------
       8/31/1996     $10,000                  $10,000               $10,000
       8/31/1997      14,392                   13,954                14,062
       8/31/1998      11,892                   14,497                15,202
       8/31/1999      16,421                   18,857                21,253
       8/31/2000      26,158                   19,641                24,720
       8/31/2001      20,822                   19,421                18,694
       8/31/2002      14,247                   16,870                15,332
       8/31/2003      19,951                   18,832                17,180
       8/31/2004      19,783                   22,131                19,147
       8/31/2005      23,085                   25,861                21,550
       8/31/2006      24,701                   29,471                23,462


Sector Diversification
(% of Total Net Assets)

              Consumer Goods & Services....................  4.3%
              Energy.......................................  5.5
              Financial Services........................... 25.1
              Health Care..................................  8.4
              Machinery & Equipment........................  5.5
              Media & Entertainment........................  4.0
              Retail.......................................  8.8
              Technology................................... 33.0
              Short-Term Investments....................... 10.3
              Repurchase Agreements........................  5.0
              Liabilities, less cash, receivables and other
               assets...................................... (9.9)

Genesis Fund Portfolio Commentary

Neuberger Berman Genesis Fund invests primarily in high-quality, small companies with a history of consistent profitability. As the Fund's long-term track record indicates, this has been an effective way to generate attractive investment returns. However, during periods of especially strong economic growth, the "Steady Eddie" earners in our portfolio usually take a back seat in the market to more economically sensitive companies whose earnings are more highly leveraged to spurts in economic activity. This is precisely what happened during the first quarter of calendar 2006 (about midway through our 2006 fiscal year). As the economy was on its way to recording 5.6% first quarter Gross Domestic Product (GDP) growth, investors stormed into cyclical companies capable of posting big earnings gains in a red hot economy. With the economy decelerating in the second quarter, this trend was relatively short-lived, but still contributed significantly to Genesis' performance shortfall versus the Russell 2000 benchmark for the 12 months ended August 31, 2006.

Energy stock selection also undermined relative performance. Collectively, the Fund's energy holdings delivered solid returns, but a bias toward domestic natural gas exploration and production companies caused us to underperform the Russell 2000 Energy sector component. We knew that the post-Hurricane Katrina natural gas price peak of around $15 per million BTUs was unsustainable. However, we didn't anticipate the unseasonably mild winter in northern U.S. population centers (the fourth warmest winter on record) that would cause natural gas prices to collapse to $5. We don't know where natural gas prices will be six months from now. However, historically, the average conversion ratio between oil and natural gas has been seven to one. For example, oil at $70 per barrel equates to $10 natural gas. Based on this historic conversion ratio, $5 natural gas would translate into $35 oil -- in view of current supply/demand dynamics in the oil industry and ongoing geopolitical tensions in the Middle East, a price we don't expect to see in the foreseeable future. Over time, pricing discrepancies among oil, natural gas and coal tend to narrow as heavy energy users such as utility companies gravitate to the energy source providing the biggest BTU bang for the buck. We would also anticipate that more normalized winter weather this year would push natural gas prices higher.

We are bottom-up stock pickers. Consequently, asset allocation in the Genesis portfolio is largely a function of where we are finding the most compelling investment opportunities. Currently, the portfolio's largest sector overweighting remains in Energy, where despite recent years' strong performance, valuations for high quality companies remain quite compelling relative to what we believe to be well above market-average earnings growth prospects. We are also materially overweighted in Health Care, where we have been able to buy some great small companies at quite reasonable valuations. As the economy cools and investors migrate to less economically sensitive sectors, we believe they will be attracted to some of the Health Care names in the portfolio.

Some of the portfolio's largest underweights are in the Consumer Discretionary and Financial sectors. Despite Consumer Discretionary stocks' generally poor performance over the last year, valuations in the sector still reflect investors' faith that the financially beleaguered and over-leveraged consumer will continue to spend -- a proposition we believe will be tested in the year ahead. The Financial sector delivered above-market-average returns this year. However, we suspect that earnings in this sector have peaked and may come under pressure in the year ahead, as a result of tight credit spreads and deteriorating credit quality in a decelerating economy.

Reluctantly putting on our economists' hats, we are concerned that some of the chickens we have been worried about over the last year -- an over-extended consumer, an inflated housing market,

This fund is currently closed to new investors.
The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
The composition, industries and holdings of the Fund are subject to change. Genesis Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2006

and more restrictive monetary policy in the U.S. and overseas -- may be coming home to roost. If our worst fears prove unjustified and the economy avoids recession and settles into a slower growth path, we think the good values in our portfolio will attract more favorable investor attention. If the economy lands harder than generally anticipated, undermining corporate earnings and the stock market, we believe the portfolio is well positioned to weather the storm.

Sincerely,

/s/ Judith M. Vale
/s/ Robert D'Alelio
                      JUDITH M. VALE AND ROBERT D'ALELIO
                             PORTFOLIO CO-MANAGERS


--------------------------------------------------------------------------------


Average Annual Total Return/1/

                 Investor      Trust     Advisor  Institutional   Russell
                Class/3b/ Class/3b,5/ Class/3b,6/   Class/3b,8/ 2000(R)/2/
1 Year              4.89%      4.82%       4.52%          5.05%     9.36%
5 Year             13.95%     13.90%      13.62%         14.19%    10.35%
10 Year            14.68%     14.63%      14.38%         14.88%     9.39%
Life of Fund       14.20%     14.21%      14.03%         14.31%    10.91%
--------------------------------------------------------------------------
Inception Date 09/27/1988 08/26/1993  04/02/1997     07/01/1999

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Comparison of a $10,000 Investment

       Date         Investor Class      Russell 2000/(R)/2/
       --------     --------------      -------------------
       8/31/1996        $10,000            $10,000
       8/31/1997         14,432             12,895
       8/31/1998         11,715             10,394
       8/31/1999         13,965             13,342
       8/31/2000         17,566             16,965
       8/31/2001         20,468             14,992
       8/31/2002         20,988             12,678
       8/31/2003         25,061             16,364
       8/31/2004         28,913             18,222
       8/31/2005         37,493             22,432
       8/31/2006         39,328             24,531

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industry Diversification
(% of Total Net Assets)

                 Aerospace...............................  0.7%
                 Agriculture.............................  0.5
                 Automotive..............................  0.4
                 Banking & Financial.....................  5.6
                 Building, Construction & Furnishing.....  0.7
                 Business Services.......................  3.6
                 Capital Equipment.......................  3.4
                 Consumer Products & Services............  6.1
                 Defense.................................  5.9
                 Diagnostic Equipment....................  2.1
                 Education...............................  0.4
                 Electric Utilities......................  0.2
                 Energy..................................  0.2
                 Filters.................................  2.4
                 Financial Services......................  1.4
                 Financial Technology....................  0.9
                 Food Products...........................  0.3
                 Health Care............................. 11.7
                 Health Products & Services..............  2.3
                 Heavy Industry..........................  1.0
                 Industrial & Commercial Products........  3.9
                 Insurance...............................  3.0
                 Machinery & Equipment...................  0.2
                 Medical Services........................  0.7
                 Metals..................................  2.9
                 Mining..................................  0.9
                 Office Equipment........................  1.1
                 Oil & Gas............................... 15.1
                 Oil Services............................  7.3
                 Packing & Containers....................  1.6
                 Pharmaceutical..........................  1.9
                 Restaurants.............................  0.5
                 Retail..................................  1.3
                 Software................................  0.2
                 Technology..............................  3.3
                 Technology-Semiconductor................  0.4
                 Short-Term Investments..................  5.6
                 Cash, receivables and other assets, less
                  liabilities............................  0.3

Guardian Fund Portfolio Commentary

An August rally spawned by investors' growing conviction that the extended Federal Reserve tightening cycle was coming to an end helped leading equity indices close the 12 months ended August 31, 2006 with respectable returns. The Neuberger Berman Guardian Fund posted a solid gain, but lagged its S&P 500 benchmark.

Financial sector investments had the most favorable impact on total return. The portfolio's largest weighting was in Financials (the S&P 500's third best performing sector in the period) and, led by State Street Corp., Goldman Sachs and Citigroup, our holdings modestly outperformed the benchmark sector component. Industrial sector investments also contributed to returns. The portfolio was overweight in Industrials, and the collective performance of our holdings nearly doubled the return of the S&P 500's Industrial sector. Diversified industrial conglomerate Danaher, Canadian National Railway, and Waste Management were the Fund's best performers in this sector. The portfolio was also overweight Consumer Discretionary stocks and the strong performance of Toyota and Comcast contributed to a decent gain in this sector versus a loss for the Consumer Discretionary stocks in the S&P 500.

Disappointing returns from our Information Technology investments were responsible for most of the Fund's relative performance shortfall. Leading personal computer retailer Dell had the single most negative impact on returns. During the fiscal year, we concluded that Dell's historical competitive advantages were eroding and we eliminated the position in May. Leading semiconductor testing equipment maker Teradyne and specialty semiconductor manufacturer Altera Corp. also penalized returns.

Our bias toward domestic natural gas exploration and production companies restrained relative returns in the Energy sector, which was fueled primarily by the strong performance of the major integrated oils. After falling from post-Katrina highs approximating $15 per billion BTUs to around the recent $5, natural gas prices appear to us to be at or near a bottom. Even if natural gas prices remain relatively flat over the intermediate term, we continue to like the prospects for portfolio holdings such as Newfield Exploration and Cimarex, which have been consistently growing reserves and production.

As valuation sensitive investors with a long-term (three- to five-year) investment time horizon, we must exercise the patience required to allow stock prices to catch up to improving business fundamentals. Over the past year, our patience with State Street Corp. has been rewarded. State Street is the leading provider of "back office" services for brokerage firms, money managers and mutual fund companies. We began building a position in State Street in the spring of 2003, when the stocks of most capital market oriented companies were under pressure due to the bear market in equities. We added to this position when State Street's stock weakened further as rising costs relating to its aggressive expansion into Europe pinched profit margins and earnings. State Street didn't do very much for us until this year, when improving profitability attracted investors' attention and the stock gained nearly 30%. Going forward, we believe that the company's earnings will continue to grow with the further expansion of international capital markets, the securitization of more types of financial assets, and demographic trends favorable to investment companies in the U.S. and Europe.

Currently, we are being patient with several Information Technology holdings which, despite living up to our fundamental expectations in what has been a difficult environment for technology companies, have remained out of favor in the market. Although involved in different niches, semiconductor manufacturers Altera Corp. and Texas Instruments and test software maker National Instruments have a common characteristic -- each company's modular products provide exceptionally good value to their customers by allowing them to cost effectively customize systems for specific needs. These three companies' success in engineering true value-added products is reflected in good top- and bottom-line growth during a period in

The risks involved in seeking capital appreciation from investments primarily in mid-cap stocks are set forth in the prospectus and statement of additional information.
Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
The composition, industries and holdings of the Fund are subject to change. Guardian Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2006

which technology spending has remained constrained. In addition, all three of these companies should continue to benefit with the expanded use of digital technologies in a wider range of products. Technology is a cyclical industry. Consequently, we find high quality tech companies with secular growth characteristics to be especially attractive.

Looking ahead, the economy is clearly decelerating. This may prove troublesome for companies whose profitability is largely dependent on robust economic activity, but we think it is a good economic backdrop for the high quality companies with strong secular fundamentals that are held in the Guardian portfolio. If, as we anticipate, these companies can continue to grow earnings in a slower growth economy, we expect investors to take notice.

Sincerely,

/s/ Arthur Moretti
                                ARTHUR MORETTI
                               PORTFOLIO MANAGER


--------------------------------------------------------------------------------


Average Annual Total Return/1,9/

               Investor Class/3b/ Trust Class/3b,5/ Advisor Class/3b,6/ S&P 500/2/
1 Year                     7.09%             6.90%               6.39%      8.87%
5 Year                     6.02%             5.87%               5.48%      4.65%
10 Year                    6.58%             6.46%               5.97%      8.90%
Life of Fund              11.76%            11.74%              11.65%     11.70%
----------------------------------------------------------------------------------
Inception Date        06/01/1950        08/03/1993          09/03/1996

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Comparison of a $10,000 Investment

     Date          Investor Class     S&P 500/2/
     --------      --------------     ----------
     8/31/1996        $10,000          $10,000
     8/31/1997         13,969           14,062
     8/31/1998         11,063           15,202
     8/31/1999         13,953           21,253
     8/31/2000         16,303           24,720
     8/31/2001         14,125           18,694
     8/31/2002         11,492           15,332
     8/31/2003         12,952           17,180
     8/31/2004         14,538           19,147
     8/31/2005         17,666           21,550
     8/31/2006         18,919           23,462

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industry Diversification
(% of Total Net Assets)

              Automotive...................................  4.9%
              Banking & Financial..........................  6.8
              Cable Systems................................  8.4
              Consumer Discretionary.......................  2.5
              Consumer Staples.............................  1.2
              Energy.......................................  2.1
              Financial Services...........................  7.9
              Health Products & Services...................  4.0
              Industrial...................................  6.7
              Insurance....................................  6.2
              Life Science Tools & Supplies................  1.4
              Media........................................  6.7
              Oil & Gas....................................  3.1
              Oil Services.................................  0.6
              Pharmaceutical...............................  3.5
              Real Estate..................................  1.4
              Technology...................................  3.6
              Technology-Semiconductor..................... 10.2
              Technology-Semiconductor Capital
               Equipment...................................  3.2
              Transportation...............................  2.8
              Utilities....................................  4.5
              Waste Management.............................  4.2
              Short-Term Investments.......................  9.5
              Liabilities, less cash, receivables and other
               assets...................................... (5.4)

International Fund Portfolio Commentary

International stocks continued to outpace U.S. equities in the 12 months ended August 31, 2006, with the MSCI EAFE Index nearly tripling the return on the S&P
500. Although the Neuberger Berman International Fund delivered a strong return for the fiscal year, it underperformed its EAFE benchmark. The portfolio's under-weighting in top performing industry sectors such as Financials and Utilities, and the lagging performance of its Consumer Discretionary sector investments, were largely responsible for the relative performance shortfall. Performance was affected by larger than normal cash inflows, resulting primarily from a rapidly expanding shareholder base. To curb such inflows and limit their potential effect on shareholder returns, we closed this Fund to new investors on July 31, 2006.

Although energy stocks were quite volatile, collectively our energy holdings made the greatest contribution to absolute and relative performance. The portfolio was nearly triple-weighted in the Energy sector versus the EAFE benchmark and our holdings more than doubled the return from its Energy component. Brazil's Petroleo Brasileiro and Norway's Prosafe ASA joined the U.K.'s Tullow Oil PLC and Burren Energy PLC on the Fund's top-ten contributors list.

Led by Irish cider producer C&C Group PLC, Consumer Staples sector holdings performed exceptionally well. The portfolio was modestly overweight in Information Technology (IT) stocks and, collectively, our selections outpaced the EAFE's IT sector component. Hong Kong based flat panel display manufacturer TPV Technology and Japanese office equipment maker Brother Industries were our best performers in the sector.

Consumer Discretionary investments disappointed in the 12-month reporting period. The portfolio was nearly double-weighted in this sector and our holdings materially underperformed the corresponding EAFE sector component. Canadian casino and racetrack operator Great Canadian Gaming, U.K. furniture company MFI Furniture Group PLC, and U.K. newspaper publisher Trinity Mirror PLC were the poorest performers in this sector.

Although our Materials sector investments were quite productive, they underperformed the corresponding EAFE sector by a considerable margin. Relative performance was also restrained by what we did not own, namely Utilities, the EAFE's third best performing sector. We do not invest in Utilities because our investment philosophy is to invest in highly profitable, growing, entrepreneurial firms, not low margin, slow growth, highly regulated industries.

Our Financial sector investments performed in line with the corresponding benchmark component, but the portfolio was significantly underweight in Financials, EAFE's second best performing sector.

Collectively, the portfolio's 10.6% average allocation to emerging market stocks (6.5% Brazil, 1.1% Argentina, 2.6% Korea, and 0.2% in both Taiwan and South Africa), produced a well-above EAFE average return. Overweightings in smaller European markets such as Belgium, Greece, Norway, and especially Ireland enhanced relative performance.

The portfolio's ongoing underweight in Japan and the lagging performance of its Japanese holdings penalized relative performance. For the foreseeable future, we will likely remain underweighted in Japan, where both fundamental and valuation issues inspire caution.

Finally, the portfolio's 10.3% average allocation to Canadian equities, a source of excellent returns in recent years, detracted from relative performance during the reporting period due to the lackluster performance of the Canadian stock market and declines in portfolio holdings Centurion Energy International and the aforementioned Great Canadian Gaming.

While we generally do not highlight individual stocks in our letter to shareholders, providing some detail on Irish cider producer C&C Group PLC, our single largest performance contributor in fiscal 2006, helps illustrate our investment philosophy. We were initially attracted to C&C because of its dominant position in the Irish cider market, which accounts for approximately 10% of the nation's "long" alcohol drink sales (i.e., alcoholic drinks sold in pint glasses). Some of the Irish beer companies had cider products, but appeared to be too busy fighting for market share in beer to compete effectively with C&C in the cider niche. We became even more enthusiastic about C&C when it decided to expand into Great Britain, a "new" market for the company that shares a common language, a similar neighborhood pub culture, and a taste for good cider. C&C's exceptional stock performance this year is in part a reflection of its success in the U.K. Our experience with C&C reaffirms our belief that reasonably priced, dominant

This fund is currently closed to new investors.
The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.
Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.
The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.
Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2006

market share companies with legitimate growth prospects usually represent good investment opportunities.

Looking ahead, although the U.S. economy appears to be decelerating, we believe that continued strength in newly industrialized nations, most notably India and China, will help sustain global economic growth in the 4.5% to 5% range and corporate earnings growth in the 7% to 9% range -- in our opinion, a decent backdrop for international stocks. Despite international equities' strong performance in recent years, valuations remain reasonable relative to U.S. stocks. In addition, this year, tightening by the Federal Reserve and geopolitical unrest helped the dollar hold up relatively well versus most other currencies. However, with the Federal Reserve pausing, some easing in global geopolitical tensions, and the U.S.'s current account deficit continuing to expand, we could see the dollar weaken in the year ahead, enhancing returns for dollar-based investors in international stocks.

Sincerely,

/s/ Benjamin Segal
                                BENJAMIN SEGAL
                               PORTFOLIO MANAGER


--------------------------------------------------------------------------------


Average Annual Total Return/1,9/

               Investor Class/3b/ Trust Class/3b,5/ EAFE(R) Index/2/
1 Year                    20.07%            20.02%           24.78%
5 Year                    17.00%            17.30%           12.25%
10 Year                   11.27%            11.67%            7.44%
Life of Fund              10.77%            11.09%            7.12%
--------------------------------------------------------------------
Inception Date        06/15/1994        06/29/1998

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Comparison of a $10,000 Investment


                        Investor Class       EAFE/(R)/ Index/2/
                        --------------       ------------------
     8/31/1996               $10,000            $10,000
     8/31/1997                12,471             10,936
     8/31/1998                11,762             10,950
     8/31/1999                14,243             13,800
     8/31/2000                17,865             15,155
     8/31/2001                13,272             11,505
     8/31/2002                11,976              9,816
     8/31/2003                13,123             10,756
     8/31/2004                17,681             13,239
     8/31/2005                24,237             16,429
     8/31/2006                29,100             20,500


This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industry Diversification
(% of Total Net Assets)

              Automobiles & Components.....................  7.8%
              Banks........................................ 11.7
              Capital Goods................................  5.2
              Chemicals....................................  2.6
              Commercial Services & Supplies...............  4.3
              Construction Materials.......................  3.2
              Consumer Discretionary.......................  1.5
              Consumer Durables & Apparel..................  3.5
              Consumer Staples.............................  0.5
              Diversified Financials.......................  0.8
              Electric Utilities...........................  0.5
              Energy.......................................  2.5
              Energy Services & Equipment..................  2.5
              Financial Services...........................  2.1
              Food, Beverage & Tobacco.....................  3.2
              Health Care Equipment & Services.............  1.8
              Hotels, Restaurants & Leisure................  5.9
              Household & Personal Products................  1.0
              Insurance....................................  0.2
              Materials....................................  0.4
              Materials-Metals & Mining....................  2.5
              Media........................................  2.5
              Oil & Gas.................................... 18.2
              Pharmaceutical & Biotechnology...............  0.3
              Real Estate..................................  0.5
              Retailing....................................  0.7
              Technology...................................  0.3
              Technology-Hardware..........................  4.2
              Technology-Semiconductor.....................  0.4
              Technology-Software..........................  1.5
              Telecommunications-Diversified...............  0.8
              Telecommunications-Wireless..................  3.9
              Short-Term Investments.......................  7.6
              Liabilities, less cash, receivables and other
               assets...................................... (4.6)

International Institutional Fund Portfolio Commentary

In the 12 months ended August 31, 2006, international stocks once again significantly outperformed U.S. equities, with the return from the MSCI EAFE Index near tripling the gain for the Standard & Poor's 500. The Fund also excelled relative to the S&P 500, but due to underweights in the top performing Financial and Utility sectors and the lagging performance of its Consumer Discretionary sector holdings, the Fund trailed its EAFE benchmark. Performance was affected by larger than normal cash inflows, resulting primarily from a rapidly expanding shareholder base. To curb such inflows and limit their potential effect on shareholder returns, we closed this Fund to new investors on July 31, 2006.

Energy sector investments made the largest contribution to absolute and relative performance. The portfolio was significantly overweight in Energy and, collectively, energy holdings nearly tripled the returns from EAFE's Energy sector component. Several energy stocks (including the U.K.'s Tullow Oil PLC and Burren Energy PLC, Brazil's Petroleo Brasileiro, and Norway's Prosafe ASA) finished on the top-ten contributors list.

Irish cider producer C&C Group was the Fund's single most productive holding, driving superior returns in the Consumer Staples category. The portfolio was modestly overweight in Information Technology (IT) stocks and, collectively, our selections outperformed the corresponding benchmark IT component. Japanese office equipment manufacturer Brother Industries and Hong Kong based flat panel display leader TPV Technology were among top performers in the IT sector.

Consumer Discretionary investments disappointed. The portfolio was nearly double-weighted in this sector and our holdings materially underperformed the EAFE's consumer stocks. Canadian casino and racetrack operator Great Canadian Gaming and U.K. furniture company MFI Furniture Group PLC were the biggest drags on performance in this sector. Although, collectively, our Materials sector investments provided a generous return, they failed to keep pace with the EAFE sector component -- the best performing in the index.

Relative performance was also restrained by what we did not own, namely Utilities, EAFE's third best performing sector. Utilities stocks' strong performance was largely due to extensive consolidation in the industry and investors clamoring for yield rather than improving business fundamentals. We do not see any long-term benefit in investing in slow growth, highly regulated industries. Financial sector investments trailed the EAFE sector component by a small margin, but the portfolio's underweight in Financials, EAFE's second best performing sector, penalized relative returns.

Collectively, the portfolio's 8.5% average allocation to emerging market stocks (5.1% Brazil, 1.1% Argentina, 1.9% Korea, and 0.2% in both Taiwan and South Africa), produced a return that was well above the EAFE average. Relative performance was also enhanced by a substantial overweight in Ireland (8.7% of assets versus the EAFE's 0.8%). Ireland remains one of the strongest economies in Europe due in large part to the Irish government's pro-business policies. Our investments in high quality Irish companies such as Anglo Irish Bank, construction materials company CRH PLC, and cider producer C&C Group have generously rewarded our outsized commitment to Ireland.

In the past, our exposure to the non-EAFE Canadian stock market has also contributed to superior relative returns. However, this year our Canadian investments collectively posted well below benchmark returns. A substantial decline in Great Canadian Gaming, a casino and racetrack operator in Western Canada, offset good gains in Canadian oil shale producers Canadian Natural Resources and Suncor Energy.

While we generally don't highlight individual stocks in our letter to shareholders, providing some detail on Anglo Irish Bank, our single largest holding for the fiscal year, helps illustrate our investment philosophy. Anglo Irish is the third largest bank in a relatively small market. However, it has carved out a niche providing banking services to professional offices (e.g., doctors, dentists, accountants). Among the services provided are business loans, treasury and wealth management. This segment of the economy is experiencing rapid growth, is highly profitable, and is resistant to economic downturns. This segment also demands high quality client service that the dominant global banks find unprofitable to provide. Our experience with Anglo Irish Bank reaffirms our belief that reasonably priced high quality companies with a defendable niche and legitimate growth prospects usually represent good investment opportunities.

Looking ahead, the U.S. economy appears to be slowing. However, we believe that the still vibrant

This fund is currently closed to new investors.
The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.
Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.
The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.
Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2006

Chinese and Indian economies will help sustain respectable global economic and corporate profit growth. Although the European Central Bank has raised short-term interest rates, in view of relatively modest European economic growth and moderate inflation, we don't expect them to pump the monetary brakes too hard. Despite good performance in recent years, international stock valuations generally remain below those of U.S. stocks. Taking all these factors into consideration, we believe that international stocks can continue to make good progress. In addition, absent Federal Reserve tightening and heightened geopolitical tensions which have helped support the U.S. dollar this year, we could see the dollar weaken again as investors pay more attention to America's large and growing current account deficit. A weaker dollar against international currencies enhances returns for dollar-based investors in international stocks.

Sincerely,

/s/ Benjamin Segal
                                BENJAMIN SEGAL
                               PORTFOLIO MANAGER


--------------------------------------------------------------------------------


Average Annual Total Return/1,9/

               Institutional Class/3b/ EAFE(R) Index/2/
1 Year                         16.68%           24.78%
Life of Fund                   22.48%           26.22%
-------------------------------------------------------
Inception Date             06/17/2005

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Comparison of a $10,000 Investment

           Date       Institutional Class      EAFE/(R)/ Index/2/
        ----------    -------------------      ------------------
         6/17/2005          $10,000               $10,000
         6/30/2005            9,940                10,045
         8/31/2005           10,950                10,618
        10/31/2005           10,730                10,770
        12/31/2005           11,588                11,550
         2/28/2006           12,414                12,235
         4/30/2006           13,662                13,258
         6/30/2006           12,565                12,764
         8/31/2006           12,776                13,249

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Institutional Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.


Industry Diversification
(% of Total Net Assets)

              Automobiles & Components.....................  6.4%
              Banks........................................ 10.9
              Capital Goods................................  4.9
              Chemicals....................................  2.0
              Commercial Services & Supplies...............  3.8
              Construction Materials.......................  3.1
              Consumer Discretionary.......................  1.3
              Consumer Durables & Apparel..................  3.3
              Consumer Staples.............................  0.5
              Diversified Financials.......................  0.7
              Electric Utilities...........................  0.4
              Energy.......................................  2.4
              Energy Services & Equipment..................  2.3
              Financial Services...........................  1.9
              Food, Beverage & Tobacco.....................  3.1
              Health Care Equipment & Services.............  1.6
              Hotels, Restaurants & Leisure................  5.3
              Household & Personal Products................  0.8
              Insurance....................................  0.2
              Materials....................................  0.3
              Materials-Metals & Mining....................  2.2
              Media........................................  2.3
              Oil & Gas.................................... 17.1
              Pharmaceuticals & Biotechnology..............  0.8
              Real Estate..................................  0.5
              Retailing....................................  0.5
              Technology...................................  0.2
              Technology-Hardware..........................  3.8
              Technology-Semiconductor.....................  0.3
              Technology-Software..........................  1.5
              Telecommunications-Diversified...............  0.8
              Telecommunications-Wireless..................  3.6
              Short-Term Investments....................... 15.2
              Liabilities, less cash, receivables and other
               assets...................................... (4.0)

International Large Cap Fund Portfolio Commentary

The Neuberger Berman International Large Cap Fund commenced operations on August 1, 2006, just one month prior to the end of the fiscal year. Over this brief period, the Fund's return was competitive with its MSCI EAFE benchmark, a good showing in light of the fact that the portfolio held considerable amounts of cash while we gradually built portfolio positions.

At the end of the fiscal year, the Fund was approximately 94% invested in equity holdings. On a sector basis, the portfolio's largest allocation is to Financials, followed by Energy and Consumer Discretionary. Its largest country allocation is to the U.K. and its largest overweighting relative to the benchmark is in Ireland. The portfolio has approximately 10% of assets invested in Canada, a non-EAFE market, and 11.3% of assets invested in emerging markets including Argentina, Brazil, Korea and Mexico. The portfolio is substantially underweight in Japan and Italy, and modestly underweight in France and Germany.

With the Fund in its infancy, any detailed discussion of performance is premature. Since this is our first formal communication with shareholders, we thought it would be more appropriate to detail the investment philosophy and methodology that we hope will generate superior long-term returns.

First, we are the same team that manages the Neuberger Berman International Fund, and we are employing the same investment philosophy -- most simply described as buying quality at a reasonable price. We believe that return on capital is one of the best ways to measure quality. An ideal investment candidate will have a return on capital well in excess of cost of capital and materially higher than that of competitors in its industry. However, to make sure that high returns on capital have not been achieved by skimping on the capital investment required to continue to build the business, we also look for consistent top line growth. While we would love to invest in companies with rapid earnings growth, they do not often trade at valuations that make us comfortable. Therefore, we are generally content investing in companies capable of consistently posting low to mid-teen annualized percentage earnings gains and that trade at multiple discounts to similar companies with similar growth rates. Other business characteristics we favor include dominant market shares in niche businesses with significant barriers to entry, competitive advantages created by proprietary products and services, and secular growth potential (earnings less sensitive to the general level of economic activity).

This will be a large-cap stock portfolio, holding mainly companies with a minimum $2.5 billion market-cap for portfolio holdings. Investment candidates must also have an average daily trading volume of at least $5 million. We plan to limit portfolio positions to 50-70 names. We believe this provides sufficient diversification while still leveraging our stock picking expertise.

Although the Fund will use the MSCI EAFE Index as its benchmark, it may invest as much as 20% of assets in emerging market equities and additional assets in developed nation non-EAFE countries such as Canada. We are mindful of the short-term volatility of emerging market stocks, but believe these generally less efficient equity markets will provide a consistent stream of solid long-term investment opportunities.

Although we generally will not highlight one stock in our letters to shareholders, we thought a description of a current portfolio holding that demonstrates our investment discipline might be helpful. Porsche is one of the largest holdings in the Fund. Focusing on a single product line, the company has built a loyal customer base and a strong franchise. As the leading producer of luxury sports cars, Porsche enjoys strong margins, impressive growth, and pricing power. Our experience with Porsche reaffirms our belief that reasonably priced high quality companies with a defendable niche, and legitimate growth prospects, usually represent good investment opportunities.

Looking ahead, although the U.S. economy appears to be slowing, we believe that continued strength in India and China will support global economic growth in the 4.5% to 5% range and corporate earnings growth in the 7% to 9% range.

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.
Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.
The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.
Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2006

Although international equities have outperformed U.S. stocks by a substantial margin over the last several years, in general, valuations remain more attractive. Over the last 12 months, Federal Reserve tightening and heightened geopolitical tensions helped the dollar (the currency of refuge) hold up relatively well versus most other currencies. However, with the Federal Reserve pausing, some easing in global geopolitical tensions, and the U.S.'s current account deficit continuing to expand, we could see the dollar weaken in the year ahead, resulting in enhanced returns for dollar-based investors in international stocks.

Sincerely,

/s/ Benjamin Segal
                                BENJAMIN SEGAL
                               PORTFOLIO MANAGER


--------------------------------------------------------------------------------


Cumulative Total Return/1,9/

               Trust Class/3b/ EAFE(R) Index/2/
Life of Fund            1.90%            2.78%
-----------------------------------------------
Inception Date     08/01/2006

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Comparison of a $10,000 Investment

           Date         Trust Class      EAFE/(R)/ Index/2/
           --------     -----------      ------------------
          8/1/2006        $10,000            $10,000
          8/3/2006          9,960              9,958
          8/10/2006         9,950              9,958
          8/17/2006        10,130             10,248
          8/24/2006        10,050             10,156
          8/31/2006        10,190             10,278

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industry Diversification
(% of Total Net Assets)

              Advertising..................................  1.4%
              Automobile Manufacturers.....................  5.6
              Brewers......................................  3.2
              Casinos & Gaming.............................  2.3
              Coal & Consumable Fuels......................  1.0
              Computer Storage & Peripherals...............  1.0
              Construction & Engineering...................  1.8
              Construction Materials.......................  5.4
              Consumer Finance.............................  1.1
              Distillers & Vintners........................  1.7
              Diversified Banks............................ 15.3
              Diversified Capital Markets..................  1.7
              Food Retail..................................  0.6
              Home Builders................................  2.2
              Industrial Machinery.........................  2.0
              Integrated Telecommunications Services.......  2.0
              Integrated Oil & Gas.........................  7.4
              Leisure Products.............................  1.3
              Multi-Line Insurance.........................  0.7
              Oil & Gas Equipment & Services...............  1.4
              Oil & Gas Exploration & Production........... 11.1
              Other Diversified Financial Services.........  1.1
              Personal Products............................  1.0
              Pharmaceutical...............................  3.4
              Publishing...................................  0.6
              Reinsurance..................................  0.7
              Restaurants..................................  2.7
              Specialty Chemical...........................  1.5
              Steel........................................  4.1
              Thrifts & Mortgage Finance...................  1.5
              Tire & Rubber................................  1.8
              Trading Companies & Distributors.............  1.8
              Wireless Telecommunications Services.........  3.9
              Short-Term Investments....................... 13.7
              Liabilities, less cash, receivables and other
               assets...................................... (8.0)

Manhattan Fund Portfolio Commentary

During the 12 months ended August 31, 2006, the financial markets faced concerns about economic growth, higher energy prices and inflation, as geopolitical hostilities erupted in the Middle East. Significantly, the Federal Reserve, under new leadership, paused in raising short-term interest rates after 17 consecutive 25 basis point increases. Corporate earnings continued to grow at double digit rates, faster than stocks appreciated, resulting in P/E multiples falling for another year in a row in the large-cap space. In the spring, the stock market underwent a shift in leadership from favoring smaller capitalization and economically sensitive areas of the market to larger-caps and more defensive sectors. Even with this shift, due to prior strong performance, smaller-cap shares outpaced larger-caps for the fiscal year. Also, the value investing style performed better than growth once again.

Some of the market's biggest gains during the fiscal year came from the Utility sector after weak performance the year before. Also, the Materials, Telecom and Financial sectors posted strong returns. The worst performing sector was Consumer Discretionary, which posted a decline as personal spending slowed, pressured by the downturn in the housing market and higher oil prices. Also faring relatively poorly was the Information Technology sector, which has been under pressure since the tech boom six years ago.

During the reporting period, the Neuberger Berman Manhattan Fund outperformed its benchmark, the Russell Midcap Growth Index. It should be noted that the benchmark continued to be difficult to beat, ranking approximately in the top 36th percentile of the Lipper Mid-Cap Growth peer group. The Fund ranked in the 15th percentile for the same period.*

Stock selection was additive to portfolio performance across most sectors, while sector positioning also contributed to results. Energy was again the largest contributor to stock selection as Maverick Tube showed particular strength. Our security selection within Health Care and Industrials also helped relative performance. Among the top performers in these two sectors were Celgene and CH Robinson. Despite sector weakness, security selection within Information Technology was also additive, with Alliance Data Systems providing standout results. In addition, our holdings in the Financial sector outperformed relative to the benchmark, with our emphasis on the Business Services area adding value.

In aggregate, our sector selection contributed to relative results, with our overweight position in Telecom -- one the period's strongest sectors -- comprising the majority of this outperformance. Our underweight in Consumer Discretionary also proved to be additive.

In contrast, our security selection within Consumer Staples detracted from relative returns, with Whole Foods, a strong performer last year, displaying weakness. Although our overweight position in Telecom helped results, our holdings detracted from performance relative to the benchmark.

Consensus expectations call for a slowing economy that, on the back of strong corporate spending, will avoid a recession. We agree with that forecast, although it is hard to judge how severe the housing market decline will become and whether it will ultimately affect consumer spending. If so, it could be difficult for companies to invest and spend enough to make up for the large impact that consumers have on the overall economy, especially when business spending follows personal consumption. In addition, monetary authorities across the globe have been tapping the brakes trying to slow growth. Investors must grapple with the crush of a slowing economy and prospects for higher inflation, which will cause unease and lower levels of financial risk taking. We believe that, with economic slowing now upon us, corporate earnings forecasts for fiscal 2007 are too optimistic and that they will be reduced in the months ahead, particularly for smaller capitalization firms.

In the short run, we believe that the equity market is vulnerable to a decline, not having experienced a greater than 10% correction in the past four years. We expect the mid-cap area of the market to continue to perform well, but in the quarters ahead, investors may focus more on larger-cap stocks, as quality and more stable names become an area of

The risks involved in seeking capital appreciation from investments primarily in companies with mid-market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
The composition, industries and holdings of the Fund are subject to change. Manhattan Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.
* As categorized by Lipper, Neuberger Berman Manhattan Fund Investor Class ranked 88 out of 598 funds in its Lipper Mid-Cap Growth Funds Category for the one-year period ending August 31, 2006. The ranking of the Russell index is hypothetical, based on Neuberger Berman's comparison of the index's returns with those of funds within the Lipper category.
Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2006

emphasis for the market. Therefore, we continue to favor moving up in capitalization bias in the months ahead and plan to position the portfolio more defensively in less cyclical areas. As the Federal Reserve refrains from raising interest rates and potentially eases monetary conditions later this year, we expect to rotate back into the cyclical areas of the stock market and lower our capitalization targets. We believe that earnings growth will continue into 2007 (albeit at a slower pace) and that stocks will react positively as the Fed moves to restore more liquidity, moving P/Es higher from currently depressed levels. We expect the stock market to trade higher later this year with further clarity on Fed policies, continued economic growth and the resolution of the upcoming mid-term elections.

Sincerely,

/s/ Jon D. Brorson
                                JON D. BRORSON
                                  TEAM LEADER
/s/ Kenneth J. Turek
                               KENNETH J. TUREK
                               PORTFOLIO MANAGER
                                MID-CAP GROWTH


--------------------------------------------------------------------------------


Average Annual Total Return/1,9/

                                                       Russell
                    Investor      Trust     Advisor  Midcap(R)     Russell
                   Class/3b/ Class/3b,5/ Class/3b,6/ Growth/2/ Midcap(R)/2/
1 Year                 9.66%      9.34%       9.09%      6.00%       9.05%
5 Year                 4.42%      4.28%       3.93%      7.55%      11.49%
10 Year                6.83%      6.63%       6.21%      8.62%      12.28%
Life of Fund          12.82%     12.74%      12.58%        N/A      15.08%
---------------------------------------------------------------------------
Inception Date 03/01/1979/4/ 08/30/1993  09/03/1996

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Comparison of a $10,000 Investment

                                 Russell Midcap/(R)/
             Investor Class         Growth/2/        Russell Midcap/(R)/2/
             --------------   --------------------   ---------------------
8/31/1996       $10,000               $10,000           $10,000
8/31/1997        13,875                13,124            13,408
8/31/1998        12,347                11,617            12,511
8/31/1999        16,965                17,291            16,491
8/31/2000        31,875                28,906            21,246
8/31/2001        15,588                15,886            18,490
8/31/2002        11,135                12,172            16,304
8/31/2003        13,220                15,871            19,877
8/31/2004        13,883                17,055            22,917
8/31/2005        17,650                21,565            29,213
8/31/2006        19,356                22,859            31,856


This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.


Industry Diversification
(% of Total Net Assets)

              Aerospace....................................   2.8%
              Basic Materials..............................   2.7
              Biotechnology................................   4.1
              Building Materials...........................   0.2
              Business Services............................  11.5
              Communications Equipment.....................   0.8
              Consumer Discretionary.......................   1.0
              Consumer Staples.............................   1.2
              Energy.......................................   8.7
              Financial Services...........................   5.5
              Food & Beverage..............................   2.0
              Hardware.....................................   0.7
              Health Care..................................   8.8
              Industrial...................................   6.9
              Leisure......................................   5.5
              Media........................................   2.1
              Medical Equipment............................   6.1
              Retail.......................................   5.6
              Semiconductors...............................   4.7
              Software.....................................   1.0
              Technology...................................   6.1
              Telecommunications...........................   6.5
              Transportation...............................   1.5
              Utilities....................................   0.3
              Short-Term Investments.......................  34.1
              Repurchase Agreements........................   1.9
              Liabilities, less cash, receivables and other
               assets...................................... (32.3)

Millennium Fund Portfolio Commentary

During the 12 months ended August 31, 2006, the financial markets faced concerns about economic growth, higher energy prices and inflation, as geopolitical hostilities erupted in the Middle East. Significantly, the Federal Reserve, under new leadership, paused in raising short-term interest rates after 17 consecutive 25 basis point increases. Corporate earnings continued to grow at double digit rates, faster than stocks appreciated, resulting in P/E multiples falling for another year in a row in the large-cap space. In the spring, the stock market underwent a shift in leadership from favoring smaller capitalization and economically sensitive areas of the market to larger-caps and more defensive sectors. Even with this shift, due to prior strong performance, smaller-cap shares outpaced larger-caps for the fiscal year. Also, the value investing style performed better than growth once again.

The greatest gains in the small-cap market during the fiscal year came from the Utilities and Materials sectors. The worst performing sector, posting an overall decline, was Consumer Discretionary, as personal spending slowed, pressured by the downturn in the housing market and higher oil prices. Also fairing relatively poorly was the Information Technology sector, which has been under pressure since the tech boom six years ago.

For the 12-month reporting period, the Neuberger Berman Millennium Fund slightly underperformed its benchmark, the Russell 2000 Growth Index but ranked approximately in the top 35/th/ percentile of its peer group as defined by Lipper.*

The largest contributor to relative performance was stock selection within Health Care. Stocks that were particularly strong in this sector included Intuitive Surgical and Allscripts Healthcare. Our stocks in the Financial sector were also a large contributor to relative performance with Nasdaq Stock Market and Affiliated Managers supplying standout results.

Additionally, stock selection within the Industrial sector contributed to performance, with PeopleSupport displaying particular strength. Lastly, security selection within Consumer Discretionary was additive.

The largest detraction from portfolio performance was security selection within Information Technology, where lower quality stocks delivered the best results.

Consensus expectations call for a slowing economy that, on the back of strong corporate spending, will avoid a recession. We agree with that forecast, although it is hard to judge how severe the housing market decline will become and whether it will ultimately affect consumer spending. If so, it could be difficult for companies to invest and spend enough to make up for the large impact that consumers have on the overall economy, especially when business spending follows personal consumption. In addition, monetary authorities across the globe have been tapping the brakes trying to slow growth. Investors must grapple with the crush of a slowing economy and prospects for higher inflation, which will cause unease and lower levels of financial risk taking. We believe that with economic slowing now upon us, corporate earnings forecasts for fiscal 2007 are too optimistic and that they will be reduced in the months ahead, particularly for smaller capitalization firms.

In the short run, we believe that the equity market is vulnerable to a decline, not having experienced a greater than 10% correction in the past four years. We continue to favor moving up in capitalization bias in the months ahead and plan to position the portfolio more defensively in less cyclical areas of the market. As the Federal Reserve refrains from raising interest rates and potentially eases monetary conditions later this year, we expect to rotate back into the cyclical areas of the stock market and lower our capitalization targets. We believe that earnings growth will continue into 2007 (albeit at a slower pace) and that stocks will react positively as the Fed moves to restore more liquidity, moving P/Es higher from currently depressed levels. We

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
The composition, industries and holdings of the Fund are subject to change. Millennium Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.
* As categorized by Lipper, Neuberger Berman Millennium Fund Investor Class ranked 190 out of 544 funds in its Small-Cap Growth Funds Category for the one-year period ending August 31, 2006.
Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2006

expect the stock market to trade higher later this year with further clarity on Fed policies, continued economic growth and the resolution of the upcoming mid-term elections.

Sincerely,

/s/ Jon D. Brorson
                                JON D. BRORSON
                                  TEAM LEADER

/s/ David H. Burshtan
                               DAVID H. BURSHTAN
                               PORTFOLIO MANAGER
                               SMALL CAP GROWTH


--------------------------------------------------------------------------------


Average Annual Total Return/1/

                                                   Russell
                 Investor      Trust     Advisor   2000(R)    Russell
                Class/3b/ Class/3b,5/ Class/3b,6/ Growth/2/ 2000(R)/2/
1 Year              5.78%      5.76%       5.53%     6.00%      9.36%
5 Year              0.93%      0.88%       0.87%     6.20%     10.35%
Life of Fund        9.73%      9.66%       9.69%     6.51%     10.90%
----------------------------------------------------------------------
Inception Date 10/20/1998 11/03/1998  05/03/2002

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Comparison of a $10,000 Investment

            Investor Class  Russell 2000/(R)/ Growth/2/  Russell 2000/(R)/2/
            --------------  ---------------------------  -------------------
10/20/1998    $10,000                $10,000                   $10,000
 8/31/1999     19,480                 13,443                    12,281
 8/31/2000     38,352                 18,696                    15,615
 8/31/2001     19,822                 12,164                    13,800
 8/31/2002     12,947                  8,998                    11,669
 8/31/2003     15,049                 12,139                    15,063
 8/31/2004     14,814                 12,549                    16,773
 8/31/2005     19,628                 15,499                    20,648
 8/31/2006     20,762                 16,429                    22,580


This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industry Diversification
(% of Total Net Assets)

              Aerospace....................................   3.2%
              Banking & Financial..........................   2.3
              Building Products............................   0.9
              Business Services............................   8.4
              Consumer Discretionary.......................   3.6
              Entertainment................................   1.9
              Financial Services...........................   8.5
              Health Care..................................   7.2
              Health Products & Services...................   8.1
              Industrial...................................   1.3
              Insurance....................................   1.2
              Internet.....................................   1.3
              Lodging......................................   1.8
              Medical Equipment............................   5.3
              Medical Services.............................   1.7
              Oil & Gas....................................   6.9
              Retail.......................................   3.8
              Semiconductors...............................   2.7
              Software.....................................   9.4
              Technology...................................   5.4
              Technology-Semiconductor.....................   3.3
              Telecommunication Equipment..................   3.1
              Telecommunications-Wireless..................   2.5
              Transportation...............................   5.5
              Short-Term Investments.......................  28.1
              Liabilities, less cash, receivables and other
               assets...................................... (27.4)

Partners Fund Portfolio Commentary

An August rally helped the S&P 500 and Russell 1000 Value Index close the 12 months ended August 31, 2006 with respectable gains. The Neuberger Berman Partners Fund had positive returns in eight of the nine industry sectors it was invested in and favorable relative performance in six of nine sector categories. However, the disappointing performance of Consumer Discretionary holdings (primarily homebuilders) resulted in a performance shortfall relative to its benchmark indices.

Financial sector investments made the largest contribution to absolute returns, with brokerage/investment banking firms Goldman Sachs and Merrill Lynch near the top of our performance leader board. Our Industrial sector investments had a favorable impact on relative returns. Driven by the excellent performance of construction equipment giant Caterpillar and mining equipment leader Joy Global, returns from Industrial sector holdings more than tripled that of the S&P 500's Industrials component. Although we had relatively modest commitments to the Materials, Utilities, and Consumer Staples sectors, the excellent performance of industrial metals giant Phelps Dodge, Texas utilities company TXU, and vitamin producer NBTY (Nature's Bounty) enhanced absolute and relative returns.

After posting excellent gains over the last several years, collectively our energy investments produced a below-market-average return in fiscal 2006. Declines in Arch Coal, Foundation Coal and Peabody Energy in the second half of the year deserve some of the blame. The unseasonably mild winter (the fourth warmest winter on record) left utilities with excess coal inventories, which pressured coal prices and squeezed coal company margins. We expect these inventories to be worked off as winter approaches and, if we have more normalized winter weather this year, coal prices and coal company earnings should rebound. Our bias toward domestic natural gas exploration and production companies also restrained returns. The collapse of natural gas prices from post-Hurricane Katrina highs approximating $15 per million BTUs all the way down to $5 -- in large part a function of the unusually mild winter -- curbed natural gas producers' profits. Once again, if we have a more normal winter, we could see natural gas prices in excess of $7 and a recovery in the stocks of natural gas producers.

The portfolio's exposure to homebuilders proved to be its Achilles heel during this reporting period. Blessed with hindsight, we should have taken some profits in a group that has been such a big contributor to the portfolio's superior performance over the last several years. However, we believed that the valuations for the high-quality homebuilders were already fully discounting a softer housing market. We think that low unemployment, rising personal income, still low mortgage rates, and favorable demographics will continue to support relatively strong demand in the housing market. Supply in the form of today's rising inventories resulting from diminished speculative activity in the housing market should come down over the next three quarters and we believe that homebuilders' earnings will bottom in 2007. The homebuilders are now trading at book value and just six times our estimate for trough earnings -- well below the group's historical valuations. Judging by substantial insider buying and major share repurchase programs, homebuilding company managements agree with our assessment of good value. Over the last two months of this reporting period, homebuilders' stocks appear to us to have been bouncing along a bottom. As excess housing inventories are worked off over the next year, we believe that homebuilder stocks will rebound.

Looking ahead, we acknowledge the possibility that the Federal Reserve may have overplayed its hand and that the economy could slip into

The risks involved in seeking capital appreciation from investments primarily in mid-cap stocks are set forth in the prospectus and statement of additional information.
Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
The composition, industries and holdings of the Fund are subject to change. Partners Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2006

recession. However, we believe the more likely scenario is that the economy settles into a slow growth path that will enable good companies to continue to grow earnings at a respectable pace. This should be a relatively benign economic backdrop for stocks, which despite strong earnings growth have moved sideways for two years and, in our opinion, are now quite reasonably priced. We may continue to see market volatility until economic and corporate earnings visibility clears. We will continue to try to take advantage of this volatility by seeking the stocks of high quality companies trading at true value prices.

Sincerely,

/s/ S. Basu Mullick
                                S. BASU MULLICK
                               PORTFOLIO MANAGER


--------------------------------------------------------------------------------


Average Annual Total Return/1,9/

                                                                   Russell
                    Investor      Trust     Advisor  Institutional 1000(R)     S&P
                   Class/3b/ Class/3b,5/ Class/3b,6/   Class/3b,8/ Value/2/ 500/2/
1 Year                 5.87%      5.70%       5.56%          5.91%  13.96%   8.87%
5 Year                 8.77%      8.60%       8.36%          8.78%   8.70%   4.65%
10 Year                9.55%      9.41%       9.05%          9.56%  11.41%   8.90%
Life of Fund          14.92%     14.87%      14.76%         14.92%     N/A  13.24%
----------------------------------------------------------------------------------
Inception Date 01/20/1975/4/ 08/30/1993  08/16/1996     06/07/2006

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Comparison of a $10,000 Investment

         Date      Investor Class  Russell 1000/(R)/ Value/2/   S&P 500/2/
       ---------   --------------  --------------------------   ----------
       8/31/1996      $10,000             $10,000                $10,000
       8/31/1997       14,711              13,954                 14,062
       8/31/1998       13,236              14,497                 15,202
       8/31/1999       16,688              18,857                 21,253
       8/31/2000       18,108              19,641                 24,720
       8/31/2001       16,356              19,421                 18,694
       8/31/2002       13,579              16,870                 15,332
       8/31/2003       15,685              18,832                 17,180
       8/31/2004       17,478              22,131                 19,147
       8/31/2005       23,523              25,861                 21,550
       8/31/2006       24,903              29,471                 23,462

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industry Diversification
(% of Total Net Assets)

              Auto Related.................................   2.6%
              Banking & Financial..........................   2.2
              Building Materials...........................   1.9
              Building, Construction & Furnishing..........  11.0
              Coal.........................................   4.6
              Consumer Discretionary.......................   2.3
              Defense......................................   1.2
              Electric Utilities...........................   2.8
              Financial Services...........................   6.8
              Health Care..................................  10.4
              Industrial...................................   1.5
              Insurance....................................   5.1
              Machinery & Equipment........................   5.7
              Manufacturing................................   0.5
              Metals.......................................   2.3
              Oil & Gas....................................  16.7
              Pharmaceutical...............................   1.7
              Retail.......................................   3.6
              Software.....................................   6.1
              Technology...................................   3.3
              Transportation...............................   1.6
              Utilities....................................   2.4
              Short-Term Investments.......................  20.3
              Liabilities, less cash, receivables and other
               assets...................................... (16.6)

Real Estate Fund Portfolio Commentary

Improving commercial real estate fundamentals, increased merger and acquisition activity, and a strong flow of funds from institutional and retail investors translated into excellent gains for the real estate investment trust (REIT) market in the 12 months ended August 31, 2006. We are pleased to report that, driven by favorable stock selection, the Neuberger Berman Real Estate Fund once again outperformed its FTSE NAREIT Equity REITs Index benchmark.

Office sector investments had the most favorable impact on absolute and relative performance during the reporting period. The portfolio was overweighted in the Office sector and our holdings outperformed the benchmark's Office sector component by a wide margin. We began increasing our allocation to the group early in the calendar year, because office REITs were selling at a discount to published net asset values (NAVs) and we anticipated that a consolidation in the sector would narrow the spread. We were especially biased in favor of companies with properties concentrated in New York City, which has been one of the strongest office markets in the country.

The performance of Apartment sector holdings was in line with the benchmark sector component and the portfolio's overweighting in this top-performing sector enhanced returns. We began increasing the Fund's allocation to apartments more than a year ago, initially because of attractive valuations relative to other sectors. However, we also believed that high home prices, rising mortgage rates, and expensive energy would eventually cool the super-heated housing market, improving supply/demand dynamics in the Apartment sector. Apartment occupancy rates are increasing and rents are moving higher. We think these trends will remain in place as the housing market continues to soften over the next six to nine months.

The portfolio was overweight in the diversified sector (REITs owning more than one property type) primarily because the companies we owned in the group had extensive office holdings in strong markets. The excellent performance of these "office REITs in diversified REIT clothing" helped us outperform the corresponding benchmark component by a substantial margin. The portfolio was neutral-weighted in Health Care REITs but, helped by the favorable performance of several nursing home REITs in the portfolio, the Fund's health care holdings outperformed the benchmark's corresponding sector.

Investments in the Regional Mall sector penalized absolute and relative returns. The portfolio was modestly overweight in regional malls and, collectively, holdings in this sector posted a small loss versus a mid-single-digit percentage gain for the benchmark sector component. Regional mall REITs languished due to investor concern that rising interest rates, expensive gasoline, and high levels of household debt would curtail consumer spending. Thus far, the resilient American consumer has continued to spend and, recently, regional mall REITs have been moving higher.

Commercial real estate fundamentals remain healthy. Rising demand and restrained supply growth resulting from an estimated 10-20% increase in development costs has translated into higher occupancy rates, increasing rental and lease prices, and above average REIT earnings in most property sectors.
With REITs currently trading at 14-15 times earnings, versus a historical average P/E of around 12, potentially strong earnings growth in the year ahead is at least partially reflected in REIT valuations. Also, REITs' 4% average yield is well below the 6% historical average. However, it is important to remember that because REITs must distribute at least 90% of earnings to shareholders, rising earnings have generally translated into dividend increases.

While REITs have become more fully valued relative to historical average price/earnings ratios and yield, they remain undervalued relative to NAVs, and as of mid-September, trade at 102% of net asset value (NAV) compared to a historical average of 107%. Importantly, this lower-than-average premium to NAV may be understated. This year alone we have seen 16 publicly traded REITs taken over (in dollar volume, approximately 5% of the total REIT market), mostly by well-funded real estate opportunity funds. On average, these deals are being done at a 10-15% premium to published NAV -- an indication that NAVs may need to be revised upward to more accurately reflect "real

The risks involved in seeking capital appreciation and income from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
The portfolio's concentration in real estate investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the real estate industry.
The composition, industries and holdings of the Fund are subject to change. Real Estate Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2006

world" economic value. We expect institutional money to continue to flow into alternative investment pools including real estate opportunity funds. Consequently, we expect consolidation in the REIT market to continue to surface value.

Historically REITs have delivered average annual percentage returns in the low teens, with approximately half of the return coming from dividends and half from price appreciation. In the year ahead, we believe that REITs are capable of matching this historical return average with earnings- and deal-activity-driven price appreciation playing a major role in the total return equation.

Sincerely,

/s/ Steven R. Brown
                                STEVEN R. BROWN
                               PORTFOLIO MANAGER


--------------------------------------------------------------------------------


Average Annual Total Return/1,9,11/

               Trust Class/3b/ FTSE NAREIT Equity REITs/2/
1 Year                 28.50%                      23.75%
Life of Fund           24.32%                      21.54%
----------------------------------------------------------
Inception Date     05/01/2002

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Comparison of a $10,000 Investment

           Date      Trust Class    FTSE NAREIT Equity REITs/2/
        ----------   -----------    ---------------------------
          5/1/2002     $10,000              $10,000
         8/31/2002       9,877                9,848
         2/28/2003       9,831                9,386
         8/31/2003      12,021               11,469
         2/29/2004      14,792               13,843
         8/31/2004      15,751               14,900
         2/28/2005      17,244               16,200
         8/31/2005      20,014               18,840
         2/28/2006      22,639               21,021
         8/31/2006      25,718               23,314

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industry Diversification
(% of Total Net Assets)

                 Apartments.............................. 20.8%
                 Community Centers.......................  2.7
                 Diversified............................. 11.0
                 Health Care.............................  9.3
                 Industrial..............................  6.0
                 Lodging.................................  5.1
                 Office.................................. 26.5
                 Office-Industrial.......................  1.9
                 Regional Malls..........................  8.2
                 Self Storage............................  3.9
                 Short-Term Investments..................  4.6
                 Cash, receivables and other assets, less
                  liabilities............................  0.0

Regency Fund Portfolio Commentary

The August "Fed is done" rally helped leading market indices post solid gains in the 12 months ended August 31, 2006. Aided by the strong performance of real estate investment trusts (REITs), the Russell Midcap Value Index performed especially well. Although the Neuberger Berman Regency Fund delivered a positive return, significant underweighting in these top performing groups and disappointing returns from Consumer Discretionary, Information Technology and Energy sector investments resulted in lagging performance relative to the Russell benchmark.

Financial sector investments made the largest contribution to absolute returns, with broker/investment banker Bear Stearns making our top-ten contributor list. Our decision to focus on capital-market-oriented companies and avoid banks worked in our favor. However, the portfolio's significant underweighting in Financials (the Russell Midcap Value's fourth best performing sector) and limited exposure to what we viewed as a pricey REIT sector penalized relative returns. Industrial sector investments were major contributors to relative returns. The portfolio was modestly overweight in Industrials and, collectively, the return from our holdings doubled the corresponding benchmark component. Mining equipment manufacturer Joy Global and earth moving equipment maker Terex were our top performers in the sector. Although the portfolio had modest exposure in the Materials sector, the exceptional performance of industrial metals company Phelps Dodge produced an above-benchmark-average return. The portfolio was also underweight in Utilities, but the strong showing of Texas utilities company TXU resulted in a sector return more than double that of the benchmark Utilities component.

Energy investments disappointed. Our bias toward domestic natural gas exploration and production companies and coal mining companies restrained relative returns. We believe that the decline in natural gas and coal prices was largely the result of an unseasonably mild winter (the fourth warmest on record). If we have more normal winter weather this year, natural gas and coal prices should rebound, leading to a recovery in these stocks.

Collectively, the portfolio's Information Technology (IT) sector investments produced negative returns. Electronics gaming companies Take-Two and Activision and personal computer printer leader Lexmark were among our IT sector disappointments. We believe that the release of Microsoft's new X-Box and Sony's PlayStation3 will reenergize the electronics game business. Lexmark has already rebounded from its first half decline.

The portfolio's commitment to homebuilders had the most negative impact on absolute and relative returns. Arguably, we should have anticipated investors' overreaction to a softer housing market. However, we believed that the valuations for the homebuilder stocks in the portfolio already more than fully discounted a slowdown in housing. Investors appear to be focusing almost exclusively on rising home inventories and largely ignoring what we see as still strong longer-term demand fundamentals. Rising housing inventories are the result of the exodus of real estate speculators and also homeowners looking to cash in on peak housing prices. However, we believe that low unemployment, rising personal income, still low mortgage rates, and favorable demographics will continue to support relatively strong housing demand. We expect excess housing inventory to be worked off over the next three quarters and for homebuilders' earnings to bottom sometime in the second half of 2007. Currently selling at book value and just six times our estimates of next year's trough earnings, homebuilder stocks are trading well below historical valuations. As evidenced by strong insider buying and major share repurchase programs, homebuilder company managements agree. Over the last two months of this reporting period, homebuilder stocks appear to us to have been bouncing along a bottom. As housing inventories come down, we believe that investors will move back into these bargain priced stocks.

Looking ahead, barring any unforeseeable geopolitical crisis, we expect to see a "soft landing" for the U. S. economy that will allow quality companies to continue to grow earnings at a decent pace.

The risks involved in seeking capital appreciation from investments primarily in mid-cap stocks are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
The composition, industries and holdings of the Fund are subject to change. Regency Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2006

Market interest rates should remain at economically comfortable levels, perhaps supporting some expansion in equity valuations. Over the near term, however, we could see ongoing market volatility as investors wait for the economic and corporate earnings picture to clear. We will be trying to take advantage of this volatility by identifying high quality mid-cap companies trading at discount valuations.

In closing, we view the Fund's lagging performance during fiscal 2006 as a reflection of our commitment to time tested value principles. For example, buying real estate investment trusts when they were trading at historically high valuations would be counter to our value discipline. In the same vein, eliminating positions in homebuilders trading at well below market-average valuations in response to temporary weakness in the housing market is inconsistent with our value philosophy. While disappointed by the Regency Fund's performance shortfall this year, we remain confident that, over time, adhering to our value oriented investment methodology will generate superior investment returns.

Sincerely,

/s/ S. Basu Mullick
                                S. BASU MULLICK
                               PORTFOLIO MANAGER


--------------------------------------------------------------------------------


Average Annual Total Return/1,9/

                 Investor      Trust            Russell      Russell
                Class/3b/ Class/3b,5/ Midcap(R) Value/2/ Midcap(R)/2/
1 Year              2.94%      2.81%             12.36%        9.05%
5 Year             10.95%     10.89%             14.02%       11.49%
Life of Fund       12.39%     12.35%             11.30%        9.20%
---------------------------------------------------------------------
Inception Date 06/01/1999 06/10/1999

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Comparison of a $10,000 Investment

              Investor Class   Russell Midcap/(R)/ Value/2/ Russell Midcap/2/
              --------------   --------------------------   ---------------
    6/1/1999    $10,000                  $10,000              $10,000
   8/31/1999      9,820                    9,520                9,808
   8/31/2000     13,252                   10,116               12,635
   8/31/2001     13,889                   11,286               10,996
   8/31/2002     12,858                   10,736                9,696
   8/31/2003     14,754                   12,481               11,822
   8/31/2004     17,549                   15,117               13,629
   8/31/2005     22,684                   19,359               17,374
   8/31/2006     23,350                   21,752               18,946


This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industry Diversification
(% of Total Net Assets)

              Aerospace....................................   0.9%
              Auto Related.................................   4.0
              Banking & Financial..........................   2.9
              Building, Construction & Furnishing..........   8.4
              Coal.........................................   4.8
              Communications Equipment.....................   1.4
              Consumer Discretionary.......................   1.9
              Defense......................................   1.0
              Electric Utilities...........................   5.7
              Financial Services...........................   1.4
              Food & Beverage..............................   1.9
              Health Care..................................   8.3
              Industrial...................................   2.6
              Insurance....................................   5.0
              Machinery & Equipment........................   5.2
              Manufacturing................................   4.1
              Metals.......................................   3.3
              Oil & Gas....................................  12.6
              Pharmaceutical...............................   1.7
              Real Estate..................................   4.3
              Retail.......................................   4.1
              Semiconductors...............................   0.9
              Software.....................................   4.5
              Technology...................................   1.5
              Telecommunications...........................   0.9
              Transportation...............................   1.1
              Utilities....................................   4.0
              Utilities, Electric & Gas....................   0.1
              Short-Term Investments.......................  19.4
              Liabilities, less cash, receivables and other
               assets...................................... (17.9)

Socially Responsive Fund Portfolio Commentary

Through most of the 12 months ended August 31, 2006, stocks were unable to sustain much progress due to ongoing concern over inflation and interest rates, stubbornly high oil prices, and continued political instability in the Middle East. However the equity market closed the fiscal year on a high note as investors became convinced that the Federal Reserve would stop raising short-term interest rates. This August rally helped market indices finish the fiscal year with respectable gains. The Neuberger Berman Socially Responsive Fund delivered a solidly positive return, but trailed its S&P 500 benchmark.

Financial sector investments made the largest contribution to absolute returns, with State Street Corp., Goldman Sachs, and Citigroup among our top performance contributors. Industrial sector holdings were our relative performance leaders. Big gains in diversified industrial conglomerate Danaher, Canadian National Railway and temporary employee leader Manpower helped holdings from this sector triple the performance of the S&P 500 Industrials component. The strong showings of Toyota and Comcast helped generate a respectable gain in the Consumer Discretionary sector versus a loss in the corresponding S&P sector.

Information Technology (IT) sector investments disappointed, collectively retreating almost 10% versus a fractional decline for the benchmark component. Computer retailer Dell was among the portfolio's worst performers. After concluding that Dell's competitive advantages were eroding in a changing PC market, we eliminated our position. Semiconductor testing equipment manufacturer Teradyne and chip maker Altera also weighed on performance.

For much of the year, investors remained skeptical about business prospects for technology stocks, taking them down on any bad news and failing to adequately reward tech stocks reporting good top and bottom line growth. However, IT led the August market rally, giving us some hope that investor sentiment toward the sector is improving. The silver lining to the dark cloud that has hung over the sector is that we have been able to build positions in high quality secular growth companies such as Altera, Texas Instruments and National Instruments, all of which have been doing quite well in what has been a challenging environment for most technology companies. We believe companies like these, which are producing innovative cost saving products for their customers, will remain consistently profitable and eventually attract more favorable investor attention.

Although we owned only one telecommunications stock, the poor performance of European wireless giant Vodafone had a materially negative impact on portfolio returns. With the company failing to live up to our fundamental expectations, we eliminated the position.

One of value investors' primary challenges is to determine if out-of-favor companies deserve to trade at a discount or whether investors are simply failing to recognize and/or acknowledge a company's strengths. Whenever we mention that we have established a position in E.W. Scripps, the response we usually get is, "Why would you want to own a newspaper company?" The answer is because Scripps is much more than just a newspaper company. In fact, approximately two-thirds of the company's revenues now come from cable television networks -- HGTV (Home and Garden), The Food Network, DIY (Do It Yourself), Fine Living, and the new Great American Country Channel -- and related Internet websites. Because all of Scripps' cable networks have narrowly focused programming, Scripps has been able to consistently raise prices to advertisers targeting narrowly focused audiences. For the same reason, advertisers are also supporting hgtv.com and foodtv.com, which rank in the top 15 sites in terms of web traffic.

Scripps has continued to move aggressively into Internet businesses. Last year, it bought the innovative comparison shopping website Shopzilla and, most recently, the U.K.-based services comparison shopping network, uSwitch. The consensus was that Scripps overpaid for Shopzilla. This, along with investors' misperception that Scripps was just a newspaper company, gave us the ability to accumulate the stock at deeply discounted prices. Judging by Shopzilla's strong cash flow growth, it appears that Scripps has gotten a real bargain. Scripps plans to further leverage its investment in these websites by promoting Shopzilla overseas and uSwitch in America. Thus far, despite being well positioned in faster growth "new media" businesses, Scripps stock trades at an "old

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
The Fund's social policy could cause it to underperform similar funds that do not have a social policy.
The composition, industries and holdings of the Fund are subject to change. Socially Responsive Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2006

media" valuation. However, we think it is simply a matter of time before investors discover that Scripps is much more than a newspaper company.

Looking ahead, we are cautiously optimistic that the economy will avoid slipping into recession and is more likely to settle into a sustainable slower-growth path. Although this may not be a good environment for highly cyclical companies that depend on robust economic activity for earnings growth, it should serve as a reasonably good economic backdrop for our portfolio of undervalued companies with competitive advantages in their respective businesses and with long-term secular growth potential.

Sincerely,

/s/ Arthur Moretti
/s/ Ingrid S. Dyott
           ARTHUR MORETTI AND INGRID S. DYOTT PORTFOLIO CO-MANAGERS


--------------------------------------------------------------------------------


Average Annual Total Return/1,9/

               Investor Class Trust Class/5/ S&P 500/2/
1 Year                  8.08%         7.93%      8.87%
5 Year                  9.14%         8.92%      4.65%
10 Year                 9.36%         9.15%      8.90%
Life of Fund           10.54%        10.37%     10.51%
-------------------------------------------------------
Inception Date     03/16/1994    03/03/1997

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Comparison of a $10,000 Investment

                       Investor Class             S&P 500/2/
                       --------------             ----------
   8/31/1996             $10,000                  $10,000
   8/31/1997              13,196                   14,062
   8/31/1998              12,402                   15,202
   8/31/1999              17,001                   21,253
   8/31/2000              17,505                   24,720
   8/31/2001              15,797                   18,694
   8/31/2002              14,120                   15,332
   8/31/2003              17,056                   17,180
   8/31/2004              18,772                   19,147
   8/31/2005              22,632                   21,550
   8/31/2006              24,461                   23,462

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industry Diversification
(% of Total Net Assets)

              Automotive...................................  4.9%
              Banking & Financial..........................  6.7
              Business Services............................  2.7
              Cable Systems................................  8.2
              Consumer Discretionary.......................  2.5
              Consumer Staples.............................  1.2
              Energy.......................................  2.0
              Financial Services...........................  7.7
              Health Products & Services...................  4.0
              Industrial...................................  6.9
              Insurance....................................  5.8
              Life Science Tools & Supplies................  1.4
              Media........................................  6.7
              Oil & Gas....................................  3.1
              Pharmaceutical...............................  7.7
              Real Estate..................................  1.3
              Technology...................................  3.5
              Technology-Semiconductor.....................  9.9
              Technology-Semiconductor Capital
               Equipment...................................  3.2
              Transportation...............................  2.7
              Utilities....................................  4.3
              Short-Term Investments.......................  5.1
              Repurchase Agreements........................  3.6
              Liabilities, less cash, receivables and other
               assets...................................... (5.1)

Endnotes

               1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

               2. Please see "Glossary of Indices" on the following page for a description of indices. Please note that indices do not take into account any fees and expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. ("Management") and include reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the described indices.

               3. Expense Caps or Waivers: Absent these arrangements, which are subject to change, the total returns for these periods would have been less. Please see the notes to the financial statements for specific information regarding which funds and which classes currently have a portion of their operating expenses absorbed by Management.

                    a. Management previously absorbed or waived certain operating expenses prior to the reporting period.

                    b. Management absorbed certain operating expenses during the reporting period.

               4. These dates reflect when Management first became investment advisor to these Funds.

               5. Performance shown prior to August 1993 for the Trust Class of Focus, Genesis, Guardian, Manhattan and Partners Funds (prior to March 1997 for Socially Responsive Fund; June 1998 for International Fund; November 1998 for Millennium Fund; June 1999 for Regency Fund) is of the Investor Class, which has lower expenses and typically higher returns than the Trust Class.

               6. Performance shown prior to September 1996 for the Advisor Class of Focus, Guardian and Manhattan Funds; prior to August 1996 for Partners Fund; April 1997 for Genesis Fund; May 2002 for Fasciano Fund and Millennium Fund is of the Investor Class, which has lower expenses and typically higher returns than the Advisor Class.

               7. Management first became investment advisor of the Fasciano Fund after the close of business on March 23, 2001. This fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001, are those of its predecessor, Fasciano Fund, Inc.

               8. Performance shown prior to July 1999 for the Institutional Class of Genesis Fund and prior to June 2006 for the Institutional Class of Partners Fund is that of the Investor Class, which has higher expenses and typically lower returns than the Institutional Class.

               9. The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives, and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

              10. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. As a result, the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities. The Fund's name prior to January 1, 1995, was Neuberger&Berman Selected Sectors Fund. While the Fund's value-oriented approach is intended to limit risks, the Fund, with its concentration in sectors, may be more affected by any single economic, political or regulatory development than a more diversified mutual fund.

              11. The Fund was relatively small during the period shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

                    For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management Inc. at (800) 877-9700, or visit our website at www.nb.com.

                                               NEUBERGER BERMAN AUGUST 31, 2006

Glossary of Indices

                 S&P 500 Index: The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock markets' performance and includes a representative sample of leading companies in leading industries.

         Russell 1000(R) Index: Measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest
                                U.S. companies based on total market
                                capitalization). The Russell 1000 Index
                                represents approximately 92% of the total market capitalization of the Russell 3000 Index.

   Russell 1000(R) Value Index: Measures the performance of those Russell
                                1000(R) Index companies with lower
                                price-to-book ratios and lower forecasted growth rates.

  Russell 1000(R) Growth Index: Measures the performance of those Russell
                                1000(R) Index companies with higher
                                price-to-book ratios and higher forecasted growth rates.

         Russell 2000(R) Index: An unmanaged index consisting of securities of the 2,000 issuers having the smallest
                                capitalization in the Russell 3000(R) Index, representing approximately 8% of the Russell
                                3000 Index total market capitalization. As of the latest reconstitution, the smallest company's market capitalization was approximately $218 million.

  Russell 2000(R) Growth Index: Measures the performance of those Russell
                                2000(R) Index companies with higher
                                price-to-book ratios and higher forecasted growth rates.

   Russell 2000(R) Value Index: Measures the performance of those Russell
                                2000(R) Index companies with lower
                                price-to-book ratios and lower forecasted growth rates.

                 EAFE(R) Index: Also known as the Morgan Stanley Capital
                                International Europe, Australasia, Far East
                                Index. An unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S.
                                dollars and includes reinvestment of all dividends and capital gain distributions.

       Russell Midcap(R) Index: Measures the 800 smallest companies in the
                                Russell 1000(R) Index.

Russell Midcap(R) Growth Index: An unmanaged index that measures the performance of those Russell Midcap(R) Index
                                (the 800 smallest companies in the Russell
                                1000(R) Index) companies with higher
                                price-to-book ratios and higher forecasted growth values.

 Russell Midcap(R) Value Index: An unmanaged index that measures the performance of those Russell Midcap(R) Index
                                (the 800 smallest companies in the Russell
                                1000(R) Index) companies with lower
                                price-to-book ratios and lower forecasted growth values.

FTSE NAREIT Equity REITs Index: The FTSE NAREIT Equity REITs Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American
                                Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described indices.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

             Actual Expenses and Performance: The first section of the table provides information about actual account values and
                                              actual expenses in dollars, based on the fund's
                                              actual performance during the period. You may
                                              use the information in this line, together with
                                              the amount you invested, to estimate the
                                              expenses you paid over the period. Simply
                                              divide your account value by $1,000 (for
                                              example, an $8,600 account value divided by
                                              $1,000 = 8.6), then multiply the result by the
                                              number in the first section of the table under
                                              the heading entitled "Expenses Paid During the
                                              Period" to estimate the expenses you paid over
                                              the period.

Hypothetical Example for Comparison Purposes: The second section of the table provides information about hypothetical account values
                                              and hypothetical expenses based on the fund's
                                              actual expense ratio and an assumed rate of
                                              return at 5% per year before expenses. This
                                              return is not the fund's actual return. The
                                              hypothetical account values and expenses may
                                              not be used to estimate the actual ending
                                              account balance or expenses you paid for the
                                              period. You may use this information to compare
                                              the ongoing costs of investing in these funds
                                              versus other funds. To do so, compare the
                                              expenses shown in this 5% hypothetical example
                                              with the 5% hypothetical examples that appear
                                              in the shareholder reports of other funds.

Please note that the expenses in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                   NEUBERGER BERMAN AUGUST 31, 2006 (UNAUDITED)

Expense Information As of 8/31/06 (Unaudited)

Neuberger Berman Century Fund

                                 Beginning     Ending    Expenses
                                   Account    Account Paid During
                 Actual              Value      Value the Period*
                 ------------------------------------------------
                 Investor Class     $1,000    $990.90       $7.45

                 Hypothetical (5% annual
                 return before expenses)***
                 ------------------------------------------------
                 Investor Class     $1,000  $1,017.72       $7.55

Neuberger Berman Fasciano Fund

                                 Beginning     Ending    Expenses
                                   Account    Account Paid During
                 Actual              Value      Value the Period*
                 ------------------------------------------------
                 Investor Class     $1,000    $946.00       $6.04
                 Advisor Class      $1,000    $944.50       $7.32

                 Hypothetical (5% annual
                 return before expenses)***
                 ------------------------------------------------
                 Investor Class     $1,000  $1,019.00       $6.26
                 Advisor Class      $1,000  $1,017.68       $7.60

Neuberger Berman Focus Fund

                                 Beginning     Ending    Expenses
                                   Account    Account Paid During
                 Actual              Value      Value the Period*
                 ------------------------------------------------
                 Investor Class     $1,000    $993.10       $4.34
                 Trust Class        $1,000    $992.10       $5.28
                 Advisor Class      $1,000    $991.50       $6.29

                 Hypothetical (5% annual
                 return before expenses)***
                 ------------------------------------------------
                 Investor Class     $1,000  $1,020.85       $4.40
                 Trust Class        $1,000  $1,019.90       $5.36
                 Advisor Class      $1,000  $1,018.88       $6.38

Neuberger Berman Genesis Fund

                                  Beginning    Ending    Expenses
                                    Account   Account Paid During
              Actual                  Value     Value the Period*
              ---------------------------------------------------
              Investor Class         $1,000   $999.70       $5.16
              Trust Class            $1,000   $999.40       $5.49
              Advisor Class          $1,000   $997.90       $6.76
              Institutional Class    $1,000 $1,000.60       $4.27

              Hypothetical (5% annual
              return before expenses)***
              ---------------------------------------------------
              Investor Class         $1,000 $1,020.04       $5.21
              Trust Class            $1,000 $1,019.71       $5.55
              Advisor Class          $1,000 $1,018.43       $6.83
              Institutional Class    $1,000 $1,020.94       $4.31

Neuberger Berman Guardian Fund

                                 Beginning     Ending    Expenses
                                   Account    Account Paid During
                 Actual              Value      Value the Period*
                 ------------------------------------------------
                 Investor Class     $1,000  $1,026.40       $4.45
                 Trust Class        $1,000  $1,025.20       $5.29
                 Advisor Class      $1,000  $1,023.00       $7.62

                 Hypothetical (5% annual
                 return before expenses)***
                 ------------------------------------------------
                 Investor Class     $1,000  $1,020.82       $4.43
                 Trust Class        $1,000  $1,019.98       $5.28
                 Advisor Class      $1,000  $1,017.67       $7.60

Neuberger Berman International Fund

                                 Beginning     Ending    Expenses
                                   Account    Account Paid During
                 Actual              Value      Value the Period*
                 ------------------------------------------------
                 Investor Class     $1,000  $1,033.30       $6.06
                 Trust Class        $1,000  $1,032.70       $6.67

                 Hypothetical (5% annual
                 return before expenses)***
                 ------------------------------------------------
                 Investor Class     $1,000  $1,019.25       $6.01
                 Trust Class        $1,000  $1,018.64       $6.62



  * For each class of the fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
 ** Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 31/365 (to reflect the period shown of August 1, 2006 to August 31, 2006).
*** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.
**** Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 86/365 (to reflect the period shown of June 7, 2006 to August 31, 2006).

Expense Information As of 8/31/06 cont'd (Unaudited)

Neuberger Berman International Institutional Fund

                                  Beginning    Ending    Expenses
                                    Account   Account Paid During
              Actual                  Value     Value the Period*
              ---------------------------------------------------
              Institutional Class    $1,000 $1,029.20       $4.36

              Hypothetical (5% annual
              return before expenses)***
              ---------------------------------------------------
              Institutional Class    $1,000 $1,020.91       $4.34

Neuberger Berman International Large Cap Fund

                                 Beginning      Ending     Expenses
                                   Account     Account  Paid During
                  Actual             Value       Value the Period**
                  -------------------------------------------------
                  Trust Class       $1,000   $1,019.00        $1.07

                  Hypothetical (5% annual
                  return before expenses)***
                  -------------------------------------------------
                  Trust Class       $1,000   $1,003.18        $1.06

Neuberger Berman Manhattan Fund

                                 Beginning     Ending    Expenses
                                   Account    Account Paid During
                 Actual              Value      Value the Period*
                 ------------------------------------------------
                 Investor Class     $1,000    $968.00       $5.00
                 Trust Class        $1,000    $967.60       $6.49
                 Advisor Class      $1,000    $966.40       $7.40

                 Hypothetical (5% annual
                 return before expenses)***
                 ------------------------------------------------
                 Investor Class     $1,000  $1,020.12       $5.13
                 Trust Class        $1,000  $1,018.61       $6.66
                 Advisor Class      $1,000  $1,017.68       $7.59

Neuberger Berman Millennium Fund

                                 Beginning     Ending    Expenses
                                   Account    Account Paid During
                 Actual              Value      Value the Period*
                 ------------------------------------------------
                 Investor Class     $1,000    $924.80       $6.91
                 Trust Class        $1,000    $925.00       $7.40
                 Advisor Class      $1,000    $924.00       $8.05

                 Hypothetical (5% annual
                 return before expenses)***
                 ------------------------------------------------
                 Investor Class     $1,000  $1,018.03       $7.24
                 Trust Class        $1,000  $1,017.52       $7.76
                 Advisor Class      $1,000  $1,016.83       $8.44

Neuberger Berman Partners Fund

                                    Beginning    Ending    Expenses
                                      Account   Account Paid During
            Actual                      Value     Value the Period*
            -------------------------------------------------------
            Investor Class             $1,000   $991.00       $4.08
            Trust Class                $1,000   $990.60       $4.95
            Advisor Class              $1,000   $989.70       $5.71
            Institutional Class****    $1,000   $991.40       $1.61

            Hypothetical (5% annual
            return before expenses)***
            -------------------------------------------------------
            Investor Class             $1,000 $1,021.11       $4.14
            Trust Class                $1,000 $1,020.23       $5.02
            Advisor Class              $1,000 $1,019.47       $5.79
            Institutional Class****    $1,000 $1,010.16       $1.63

Neuberger Berman Real Estate Fund

                                 Beginning      Ending    Expenses
                                   Account     Account Paid During
                  Actual             Value       Value the Period*
                  ------------------------------------------------
                  Trust Class       $1,000   $1,136.00       $5.26

                  Hypothetical (5% annual
                  return before expenses)***
                  ------------------------------------------------
                  Trust Class       $1,000   $1,020.28       $4.97


  * For each class of the fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
 ** Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 31/365 (to reflect the period shown of August 1, 2006 to August 31, 2006).
*** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.
**** Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 86/365 (to reflect the period shown of June 7, 2006 to August 31, 2006).

                                   NEUBERGER BERMAN AUGUST 31, 2006 (UNAUDITED)

Expense Information As of 8/31/06 cont'd (Unaudited)

Neuberger Berman Regency Fund

                                 Beginning     Ending    Expenses
                                   Account    Account Paid During
                 Actual              Value      Value the Period*
                 ------------------------------------------------
                 Investor Class     $1,000    $978.70       $5.86
                 Trust Class        $1,000    $978.90       $6.19

                 Hypothetical (5% annual
                 return before expenses)***
                 ------------------------------------------------
                 Investor Class     $1,000  $1,019.29       $5.98
                 Trust Class        $1,000  $1,018.95       $6.31

Neuberger Berman Socially Responsive Fund

                                 Beginning     Ending    Expenses
                                   Account    Account Paid During
                 Actual              Value      Value the Period*
                 ------------------------------------------------
                 Investor Class     $1,000  $1,036.50       $4.76
                 Trust Class        $1,000  $1,035.10       $5.72

                 Hypothetical (5% annual
                 return before expenses)***
                 ------------------------------------------------
                 Investor Class     $1,000  $1,020.53       $4.72
                 Trust Class        $1,000  $1,019.59       $5.67

  * For each class of the fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
 ** Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 31/365 (to reflect the period shown of August 1, 2006 to August 31, 2006).
*** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.
**** Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 86/365 (to reflect the period shown of June 7, 2006 to August 31, 2006).

Schedule of Investments Century Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  Microsoft Corp.  3.1

                             2  General Electric 2.7

                             3  Johnson &
                                Johnson          2.7

                             4  AstraZeneca PLC
                                ADR              2.3

                             5  WellPoint Inc.   2.2

                             6  Oracle Corp.     2.2

                             7  Intel Corp.      2.1

                             8  Emerson Electric 2.0

                             9  Newell
                                Rubbermaid       1.9

                            10  Boeing Co.       1.8

--------------------------------------------------------------------------------

                Number of Shares                Market Value/+/
                                                (000's omitted)

                Common Stocks (99.8%)

                Biotechnology (6.1%)
                1,800 Amgen Inc.                     $122*
                3,900 Celgene Corp.                   159*
                2,000 Genentech, Inc.                 165*
                2,900 Gilead Sciences                 184*
                                                     ----
                                                      630

                Business Services--IT Business Services (2.5%)
                1,800 Accenture Ltd.                   53
                2,200 Automatic Data Processing       104
                2,300 First Data                       99
                                                     ----
                                                      256

                Coal (0.9%)
                2,200 Peabody Energy                   97

                Communications (1.2%)
                5,300 Motorola, Inc.                  124

                Communications Equipment (1.4%)
                6,625 Cisco Systems                   146*

                Computer Related (0.5%)
                  800 Apple Computer                   54*

                Consumer Products & Services (4.0%)
                4,600 CVS Corp.                       155
                7,200 Newell Rubbermaid               194
                2,100 Starbucks Corp.                  65*
                                                     ----
                                                      414

                Consumer Staples (1.8%)
                3,000 Procter & Gamble                186

                Defense & Aerospace (2.3%)
                2,500 Boeing Co.                      187
                  600 Lockheed Martin                  50
                                                     ----
                                                      237

                Diversified (1.7%)
                4,500 Honeywell International         174

                Electronics (3.5%)
                2,500 Emerson Electric                206
                3,600 SONY CORP. ADR                  156
                                                     ----
                                                      362

                Entertainment (1.2%)
                2,200 Station Casinos                 128

                Financial Services (6.6%)
                2,700 American Express                142
                4,800 Charles Schwab                   78
                2,500 Citigroup Inc.                  123
                1,000 Goldman Sachs Group             149

                  Number of Shares             Market Value/+/
                                               (000's omitted)

                  1,600 SLM Corp.                  $    78
                  3,400 U.S. Bancorp                   109
                                                   -------
                                                       679

                  Food & Beverage (4.6%)
                  3,900 Cadbury Schweppes ADR          167
                  3,200 Coca-Cola                      143
                  2,600 PepsiCo, Inc.                  170
                                                   -------
                                                       480

                  Food Products (1.0%)
                  2,500 Archer-Daniels-Midland         103

                  Hardware (1.0%)
                  1,300 IBM                            105

                  Health Products & Services (6.7%)
                  2,400 Baxter International           107
                  3,600 DENTSPLY International         117
                  4,500 IMS Health                     123
                  2,300 UnitedHealth Group             119
                  2,900 WellPoint Inc.                 225*
                                                   -------
                                                       691

                  Industrial (3.9%)
                  3,500 Fastenal Co.                   129
                  1,600 Fluor Corp.                    138
                  2,100 W.W. Grainger                  140
                                                   -------
                                                       407

                  Insurance (0.8%)
                  1,600 RenaissanceRe Holdings          82

                  Internet (1.7%)
                    300 Google Inc. Class A            113*
                  2,000 Yahoo! Inc.                     58*
                                                   -------
                                                       171

                  Leisure (1.3%)
                  3,500 Marriott International         132

                  Machinery & Equipment (2.4%)
                  1,200 Caterpillar Inc.                79
                  2,200 Deere & Co.                    172
                                                   -------
                                                       251

                  Manufacturing (2.7%)
                  8,100 General Electric               276

                  Medical Equipment (0.9%)
                  2,700 Kyphon Inc.                     98*

                  Mining (1.3%)
                  2,300 Freeport-McMoRan
                         Copper & Gold                 134

                                               NEUBERGER BERMAN AUGUST 31, 2006

Schedule of Investments Century Fund cont'd

                Number of Shares                 Market Value/+/
                                                 (000's omitted)

                Mutual Funds (1.1%)
                   900 iShares Dow Jones U.S.
                        Financial Services Index
                        Fund                         $   110

                Oil & Gas (5.4%)
                 2,300 Canadian Natural
                        Resources                        121
                   700 EOG Resources                      45
                 1,500 Exxon Mobil                       102
                 1,900 GlobalSantaFe Corp.                94
                 2,600 Valero Energy                     149
                 2,200 Williams Cos.                      54
                                                     -------
                                                         565

                Oil Services (1.1%)
                 1,800 Schlumberger Ltd.                 110

                Pharmaceutical (8.0%)
                 3,600 AstraZeneca PLC ADR               235
                 4,254 Johnson & Johnson                 275
                 2,700 Novartis AG ADR                   154
                 5,200 Schering-Plough                   109
                 1,200 Wyeth                              58
                                                     -------
                                                         831

                Retail (4.5%)
                 2,100 Kohl's Corp.                      131*
                 7,450 Staples, Inc.                     168
                 3,400 Walgreen Co.                      168
                                                     -------
                                                         467

                Semiconductors (5.1%)
                 2,800 Applied Materials                  47
                11,000 Intel Corp.                       215
                   900 KLA-Tencor                         40
                 1,600 Microchip Technology               54
                 5,300 Texas Instruments                 173
                                                     -------
                                                         529

             Number of Shares                       Market Value/+/
                                                    (000's omitted)

             Software (6.0%)
               1,300 Adobe Systems                      $    42*
                 800 Electronic Arts                         41*
              12,300 Microsoft Corp.                        316
              14,300 Oracle Corp.                           224*
                                                        -------
                                                            623

             Technology (1.5%)
                 500 Cognizant Technology Solutions          35*
               5,300 Corning Inc.                           118*
                                                        -------
                                                            153

             Telecommunications (3.2%)
               3,400 ALLTEL Corp.                           184
               3,900 QUALCOMM Inc.                          147
                                                        -------
                                                            331

             Utilities (1.9%)
               1,300 Exelon Corp.                            79
               1,100 Molex Inc.                              40
               1,200 TXU Corp.                               79
                                                        -------
                                                            198

             Total Common Stocks
             (Cost $9,169)                               10,334
                                                        -------

             Short-Term Investments (1.7%)
             180,292 Neuberger Berman Prime
                      Money Fund Trust Class
                      (Cost $180)                           180#@
                                                        -------

             Total Investments (101.5%)
             (Cost $9,349)                               10,514##
             Liabilities, less cash,
              receivables and other assets
              [(1.5%)]                                     (156)
                                                        -------

             Total Net Assets (100.0%)                  $10,358
                                                        -------

See Notes to Schedule of Investments

Schedule of Investments Fasciano Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  Bucyrus
                                International    3.0

                             2  TETRA
                                Technologies     3.0

                             3  Wintrust
                                Financial        2.5

                             4  Landstar System  2.2

                             5  IDEX Corp.       2.1

                             6  Young
                                Innovations      2.0

                             7  Rollins, Inc.    2.0

                             8  j2 Global
                                Communications   2.0

                             9  ScanSource, Inc. 2.0

                            10  K-V
                                Pharmaceutical   1.9

--------------------------------------------------------------------------------

             Number of Shares                      Market Value/+/
                                                   (000's omitted)

             Common Stocks (95.8%)

             Banking (0.9%)
             223,000 Texas Capital Bancshares         $   4,427*

             Banking & Financial (4.6%)
             179,486 Boston Private Financial
                      Holdings                            4,480
             312,200 Wilshire Bancorp                     6,066E
             259,932 Wintrust Financial                  13,077E
                                                      ---------
                                                         23,623

             Basic Materials (0.8%)
             169,900 AMCOL International                  3,945E

             Biotechnology (1.2%)
             127,500 Techne Corp.                         6,490*E

             Building, Construction & Furnishing (1.2%)
             252,300 Interline Brands                     6,318*

             Business Services (8.2%)
             139,495 G & K Services                       4,629
             322,300 Korn/Ferry International             6,581*
             368,000 Navigant Consulting                  7,246*
             144,620 Ritchie Bros. Auctioneers            7,079
             491,735 Rollins, Inc.                       10,445E
             170,100 Watson Wyatt Worldwide
                      Class A                             6,746E
                                                      ---------
                                                         42,726

             Chemicals (1.2%)
             305,100 Rockwood Holdings                    6,401*

             Consumer Cyclical--Leisure & Consumer
             Service (0.6%)
             101,200 Winnebago Industries                 2,955

             Consumer Discretionary (0.8%)
             117,138 RC2 Corp.                            3,939*

             Consumer Products & Services (2.3%)
             172,000 Central Garden & Pet                 7,539*E
             156,704 Tootsie Roll Industries              4,546E
                                                      ---------
                                                         12,085

             Defense (1.4%)
             290,700 ARGON ST                             7,477*E

             Distributor (4.1%)
             231,400 Houston Wire & Cable                 4,811*
             156,400 MSC Industrial Direct                6,156
             324,600 ScanSource, Inc.                    10,075*E
                                                      ---------
                                                         21,042

             Education (0.5%)
             133,100 Universal Technical Institute        2,456*

               Number of Shares                   Market Value/+/
                                                  (000's omitted)

               Electrical & Electronics (1.0%)
               242,200 LoJack Corp.                  $   5,057*

               Entertainment (1.5%)
               159,600 International Speedway            7,725

               Filters (1.5%)
               258,000 CLARCOR Inc.                      7,727E

               Financial Services (3.3%)
                71,700 FactSet Research Systems          3,162
               251,100 Financial Federal                 6,579E
                72,800 ITLA Capital                      3,818
               279,900 W.P. Stewart & Co.                3,353
                                                     ---------
                                                        16,912

               Health Products & Services (10.8%)
               200,100 Apria Healthcare Group            4,080*E
               153,200 Computer Programs and
                        Systems                          5,212
               112,800 Healthcare Services Group         2,560
               165,300 Healthspring, Inc.                3,291*
               100,800 ICU Medical                       4,436*E
               441,300 K-V Pharmaceutical                9,854*
               105,200 LCA-Vision                        4,632E
               112,400 MWI Veterinary Supply             3,901*
               315,100 STERIS Corp.                      7,493
               289,677 Young Innovations                10,521
                                                     ---------
                                                        55,980

               Industrial & Commercial Products (4.9%)
               190,500 Actuant Corp.                     8,592E
               117,700 Griffon Corp.                     2,785*
               106,000 Middleby Corp.                    8,325*E
               251,200 Modine Manufacturing              5,850
                                                     ---------
                                                        25,552

               Insurance (2.4%)
               268,900 American Equity Investment
                        Life Holding                     3,111E
               287,500 Amerisafe Inc.                    3,091*
               149,200 Hilb, Rogal and Hamilton          6,456
                                                     ---------
                                                        12,658

               Internet (2.0%)
               408,200 j2 Global Communications         10,258*E

               Machinery & Equipment (6.9%)
               304,950 Bucyrus International            15,745E
               137,300 H&E Equipment Services            3,579*
               258,200 IDEX Corp.                       10,842E
               131,700 Regal-Beloit                      5,684E
                                                     ---------
                                                        35,850

                                               NEUBERGER BERMAN AUGUST 31, 2006

Schedule of Investments Fasciano Fund cont'd

                Number of Shares                Market Value/+/
                                                (000's omitted)

                Manufacturing (0.8%)
                160,800 Drew Industries            $   4,198*E

                Materials (1.1%)
                256,500 Spartech Corp.                 5,779E

                Metals (0.7%)
                179,600 RBC Bearings                   3,820*E

                Office (1.1%)
                254,700 Acco Brands                    5,517*E

                Oil & Gas (1.5%)
                254,200 Berry Petroleum Class A        7,939E

                Oil Services (6.6%)
                182,000 Bristow Group                  6,790*E
                172,000 CARBO Ceramics                 6,870E
                 80,100 Hydril                         5,243*E
                550,500 TETRA Technologies            15,309*E
                                                   ---------
                                                      34,212

                Publishing & Broadcasting (4.3%)
                179,390 Courier Corp.                  6,609
                490,300 Journal Communications         5,378
                150,700 Journal Register               1,100
                192,200 Meredith Corp.                 9,099
                                                   ---------
                                                      22,186

                Restaurants (2.7%)
                252,200 Ruby Tuesday                   6,512
                477,200 Steak n Shake                  7,668*
                                                   ---------
                                                      14,180

                Semiconductors (1.3%)
                207,600 Cabot Microelectronics         6,527*E

                Specialty Retail (0.6%)
                 83,100 Guitar Center                  3,149*

                Technology (4.4%)
                250,900 Kanbay International           4,644*E
                150,500 Landauer, Inc.                 7,212
                336,690 Methode Electronics            2,673
                256,400 Online Resources &
                         Communications                2,726*
                303,700 Plantronics, Inc.              5,442
                                                   ---------
                                                      22,697

                Number of Shares                Market Value/+/
                                                (000's omitted)

                Transportation (6.6%)
                    218,800 Forward Air            $   7,032E
                    521,993 Heartland Express          8,394
                    316,200 Hub Group Class A          7,368*
                    264,900 Landstar System           11,311E
                                                   ---------
                                                      34,105

                Waste Management (2.0%)
                     63,731 Stericycle, Inc.           4,250*E
                    166,000 Waste Connections          6,104*E
                                                   ---------
                                                      10,354

                Total Common Stocks
                (Cost $409,986)                      496,266
                                                   ---------

                Short-Term Investments (26.2%)
                 17,798,941 Neuberger Berman
                             Prime Money
                             Fund Trust Class         17,799@
                117,879,401 Neuberger Berman
                             Securities Lending
                             Quality Fund, LLC       117,879/++/
                                                   ---------

                Total Short-Term Investments
                (Cost $135,678)                      135,678#
                                                   ---------

                Total Investments (122.0%)
                (Cost $545,664)                      631,944##
                Liabilities, less cash,
                 receivables and other assets
                 [(22.0%)]                          (113,970)
                                                   ---------

                Total Net Assets (100.0%)          $ 517,974
                                                   ---------

See Notes to Schedule of Investments

Schedule of Investments Focus Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding           %

                             1  International
                                Rectifier       9.3

                             2  Citigroup Inc.  7.2

                             3  Nokia Corp. ADR 7.1

                             4  Amdocs Ltd.     6.2

                             5  Capital One
                                Financial       5.6

                             6  Merrill Lynch   5.4

                             7  Bank of America 5.0

                             8  Microsoft Corp. 3.9

                             9  Thermo Electron 3.8

                            10  Novartis AG ADR 3.3

--------------------------------------------------------------------------------

                Number of Shares                 Market Value/+/
                                                 (000's omitted)

                Common Stocks (94.6%)

                Consumer Goods & Services (4.3%)
                  200,000 ALLTEL Corp.             $   10,842E
                  748,700 Sprint Nextel                12,668E
                  708,300 Vertrue Inc.                 30,025*^
                                                   ----------
                                                       53,535

                Energy (5.5%)
                  700,000 Canadian Natural
                           Resources                   36,813E
                  300,000 ConocoPhillips               19,029
                  278,400 Dresser-Rand Group            5,693*
                   94,900 EOG Resources                 6,210
                                                   ----------
                                                       67,745

                Financial Services (25.1%)
                  350,000 American International
                           Group                       22,337
                1,197,200 Bank of America              61,620
                  951,000 Capital One Financial        69,518E
                1,800,000 Citigroup Inc.               88,830
                  910,000 Merrill Lynch                66,912E
                                                   ----------
                                                      309,217

                Health Care (8.4%)
                  254,000 Invitrogen Corp.             15,456*
                  719,600 Novartis AG ADR              41,103
                1,200,000 Thermo Electron              47,040*E
                                                   ----------
                                                      103,599

                Machinery & Equipment (5.5%)
                  952,800 American Standard            39,799E
                1,100,000 Tyco International           28,765
                                                   ----------
                                                       68,564

                Media & Entertainment (4.0%)
                  884,800 Comcast Corp. Class A
                           Special                     30,888*
                  500,000 Viacom Inc. Class B          18,150*
                                                   ----------
                                                       49,038

                Retail (8.8%)
                  721,900 Home Depot                   24,754
                1,575,000 Select Comfort               31,264*
                1,374,000 TJX Cos.                     36,754
                  350,000 Wal-Mart Stores              15,652
                                                   ----------
                                                      108,424

           Number of Shares                         Market Value/+/
                                                    (000's omitted)

           Technology (33.0%)
             1,039,200 Advanced Micro
                        Devices                       $   25,970*
             2,003,000 Amdocs Ltd.                        76,014*E
               700,000 Cisco Systems                      15,393*
             3,250,000 International Rectifier           114,725*E
             1,475,000 Jabil Circuit                      39,574
             1,876,200 Microsoft Corp.                    48,200
             4,182,400 Nokia Corp. ADR                    87,328E
                                                      ----------
                                                         407,204

           Total Common Stocks
           (Cost $825,734)                             1,167,326
                                                      ----------

           Short-Term Investments (10.3%)
            61,732,811 Neuberger Berman
                        Prime Money
                        Fund Trust Class                  61,733@
            65,563,901 Neuberger Berman
                        Securities Lending
                        Quality Fund, LLC                 65,564/++/
                                                      ----------

           Total Short-Term Investments
           (Cost $127,297)                               127,297#
                                                      ----------

           Principal Amount

           Repurchase Agreements (5.0%)
           $61,850,000 Merrill Lynch Repurchase
                        Agreement, 5.20%, due
                        9/1/06, dated 8/31/06,
                        Maturity Value
                        $61,858,934, Collateralized
                        by $63,030,000 U.S.
                        Treasury Notes, 4.88%, due
                        8/31/08 (Collateral Value
                        $63,089,246)
                        (Cost $61,850)                    61,850#
                                                      ----------

           Total Investments (109.9%)
           (Cost $1,014,881)                           1,356,473##
           Liabilities, less cash,
            receivables and other assets
            [(9.9%)]                                    (122,428)
                                                      ----------

           Total Net Assets (100.0%)                  $1,234,045
                                                      ----------

See Notes to Schedule of Investments

                                               NEUBERGER BERMAN AUGUST 31, 2006

Schedule of Investments Genesis Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  XTO Energy       2.9

                             2  National-Oilwell
                                Varco            2.8

                             3  Church & Dwight  2.4

                             4  Alberto-Culver
                                Class B          2.4

                             5  Mentor Corp.     2.1

                             6  Southwestern
                                Energy           2.1

                             7  Henry Schein     2.0

                             8  Pharmaceutical
                                Product
                                Development      1.9

                             9  Denbury
                                Resources        1.9

                            10  IDEXX
                                Laboratories     1.8

--------------------------------------------------------------------------------

              Number of Shares                    Market Value/+/
                                                  (000's omitted)

              Common Stocks (94.1%)

              Aerospace (0.7%)
              2,569,500 Curtiss-Wright              $    79,886^

              Agriculture (0.5%)
              2,641,000 UAP Holding                      55,012^

              Automotive (0.4%)
              3,195,914 Gentex Corp.                     46,277

              Banking & Financial (5.6%)
              1,507,700 Bank of Hawaii                   73,606
              1,561,219 Bank of the Ozarks               49,834^
              1,146,894 BOK Financial                    59,638
              1,654,500 Cullen/Frost Bankers             97,549
                443,300 Dime Community
                         Bancshares                       6,335
              3,146,000 East West Bancorp               127,413^
                508,000 Frontier Financial               20,772
                813,439 Glacier Bancorp                  26,421
                 17,726 OceanFirst Financial                388
                699,270 Prosperity Bancshares            24,670
                396,600 Signature Bank                   13,028*
                780,662 Sterling Bancshares              16,191
              2,332,700 UCBH Holdings                    42,315
              1,255,900 Westamerica Bancorp              60,070
                                                    -----------
                                                        618,230

              Building, Construction & Furnishing (0.7%)
              3,028,400 Simpson Manufacturing            79,798^

              Business Services (3.6%)
              2,420,300 Arbitron Inc.                    90,810^
              3,917,531 Copart, Inc.                    109,965*
              2,279,200 Harte-Hanks                      60,399
              2,177,500 Ritchie Bros. Auctioneers       106,589^
                218,100 Rollins, Inc.                     4,632
                592,180 Trimble Navigation               28,999*
                                                    -----------
                                                        401,394

              Capital Equipment (3.4%)
              2,352,950 Bucyrus International           121,483^
              3,955,900 Joy Global                      172,240
              1,976,200 Terex Corp.                      86,814*
                                                    -----------
                                                        380,537

              Consumer Products & Services (6.1%)
              5,435,150 Alberto-Culver Class B          267,573^
                158,700 Central Garden & Pet              6,956*
              7,009,950 Church & Dwight                 269,883^
              3,770,600 Matthews International          134,233^
                                                    -----------
                                                        678,645

              Number of Shares                     Market Value/+/
                                                   (000's omitted)

              Defense (5.9%)
              2,537,562 Alliant Techsystems          $   194,098*^
              1,415,496 Applied Signal
                         Technology                       20,808^
              1,770,000 CACI International                93,916*^
              3,432,942 DRS Technologies                 142,021^
                782,900 FLIR Systems                      21,686*
              2,386,800 ManTech International             72,654*^
              1,687,400 MTC Technologies                  35,436*^
                379,399 NCI, Inc. Class A                  4,230*^
                746,500 SI International                  21,566*^
              1,657,800 SRA International                 46,435*
                                                     -----------
                                                         652,850

              Diagnostic Equipment (2.1%)
              2,101,097 Biosite Inc.                      92,448*^
              4,050,400 Cytyc Corp.                       96,764*
              2,105,174 Immucor, Inc.                     43,725*
                                                     -----------
                                                         232,937

              Education (0.4%)
                371,211 Strayer Education                 39,126

              Electric Utilites (0.2%)
                317,264 NSTAR                             10,447
                200,000 PNM Resources                      5,734
                                                     -----------
                                                          16,181

              Energy (0.2%)
              1,573,500 KFx Inc.                          25,207*

              Filters (2.4%)
              5,640,222 CLARCOR Inc.                     168,925^
              3,028,200 Donaldson Co.                    101,081
                                                     -----------
                                                         270,006

              Financial Services (1.4%)
              2,294,800 Eaton Vance                       61,019
                772,400 FactSet Research Systems          34,063
                373,200 Interactive Data                   7,292*
              1,116,300 Nuveen Investments                53,292
                                                     -----------
                                                         155,666

              Financial Technology (0.9%)
              3,000,037 Fair Isaac                       105,031

              Food Products (0.3%)
              1,185,716 J & J Snack Foods                 37,552^

              Health Care (11.7%)
              2,503,500 Charles River Laboratories
                         International                   101,742*
              3,604,800 DENTSPLY International           117,445
                396,100 Haemonetics Corp.                 18,450*

Schedule of Investments Genesis Fund cont'd

                Number of Shares                 Market Value/+/
                                                 (000's omitted)
                4,504,700 Henry Schein             $   224,650*^
                2,170,581 IDEXX Laboratories           199,715*^
                3,029,050 K-V Pharmaceutical            67,639*^
                4,745,000 Mentor Corp.                 230,322^
                4,108,500 Patterson Companies          126,624*
                3,916,156 Respironics, Inc.            144,545*^
                1,920,394 VCA Antech                    68,020*
                                                   -----------
                                                     1,299,152

                Health Products & Services (2.3%)
                3,391,190 American Medical
                           Systems Holdings             59,549*
                2,944,868 Arrow International           95,149^
                1,284,600 ICU Medical                   56,535*^
                1,981,894 Wright Medical Group          45,326*^
                                                   -----------
                                                       256,559

                Heavy Industry (1.0%)
                4,064,000 Chicago Bridge &
                           Iron                        109,769

                Industrial & Commercial Products (3.9%)
                4,295,100 Brady Corp.                  164,073^
                2,245,132 Dionex Corp.                 113,199*^
                  170,000 Pentair, Inc.                  5,083
                3,237,100 Roper Industries             150,137
                                                   -----------
                                                       432,492

                Insurance (3.0%)
                1,513,000 Arthur J. Gallagher           40,548
                3,633,600 Brown & Brown                108,790
                1,165,107 Erie Indemnity                59,467
                1,448,000 HCC Insurance Holdings        47,046
                2,159,430 W. R. Berkley                 75,580
                                                   -----------
                                                       331,431

                Machinery & Equipment (0.2%)
                1,095,900 A.S.V., Inc.                  16,844*
                  140,500 Graco Inc.                     5,311
                   69,800 Nordson Corp.                  2,799
                                                   -----------
                                                        24,954

                Medical Services (0.7%)
                2,976,418 AmSurg Corp.                  71,642*^

                Metals (2.9%)
                8,875,000 Eldorado Gold                 43,842*
                1,772,500 Glamis Gold                   81,748*
                8,073,000 Ivanhoe Mines                 50,618*
                4,304,700 NovaGold Resources            76,839*
                2,261,180 Royal Gold, Inc.              67,360^
                                                   -----------
                                                       320,407

              Number of Shares                     Market Value/+/
                                                   (000's omitted)

              Mining (0.9%)
               3,580,600 Compass Minerals
                          International              $    95,709^

              Office Equipment (1.1%)
               2,582,584 United Stationers               118,360*^

              Oil & Gas (15.1%)
               1,102,400 Cabot Oil & Gas                  56,289
               1,650,627 Carrizo Oil & Gas                45,987*^
               1,235,780 Cimarex Energy                   47,330
               1,708,500 Comstock Resources               49,136*
               6,640,600 Denbury Resources               205,925*^
               4,103,800 Encore Acquisition              111,008*^
               3,848,300 EXCO Resources                   51,413*
                 456,493 Hugoton Royalty Trust            12,901
               2,768,630 Petrohawk Energy                 30,870*
               3,075,950 Quicksilver Resources           115,717*
               6,657,200 Southwestern Energy             228,675*
               2,965,100 St. Mary Land &
                          Exploration                    120,976^
                 843,690 Swift Energy                     36,920*
               2,397,200 Unit Corp.                      126,356*^
              10,366,500 UTS Energy                       44,550*
               2,756,700 Western Oil Sands
                         Class A                          73,575*
               7,072,300 XTO Energy                      323,699
                                                     -----------
                                                       1,681,327

              Oil Services (7.3%)
               2,127,500 CARBO Ceramics                   84,972^
                 529,300 Flint Energy Services            31,127*
                  75,000 Flint Energy Services             4,411N*
               4,857,640 Helix Energy Solutions
                          Group                          186,825*^
               1,518,800 Helmerich & Payne                37,256
               1,341,042 Hydril                           87,771*^
               4,791,589 National-Oilwell Varco          312,891*
               1,468,500 Oceaneering International        52,822*
                 400,200 OPTI Canada                       7,361*
                                                     -----------
                                                         805,436

              Packing & Containers (1.6%)
               3,444,200 AptarGroup Inc.                 177,376^

              Pharmaceutical (1.9%)
               5,659,820 Pharmaceutical Product
                          Development                    215,752

              Restaurants (0.5%)
               1,219,400 IHOP Corp.                       56,934^

              Retail (1.3%)
               2,258,649 Big 5 Sporting Goods             44,337^
               1,678,000 Hibbett Sporting Goods           41,161*

                                               NEUBERGER BERMAN AUGUST 31, 2006

Schedule of Investments Genesis Fund cont'd

   Number of Shares                                          Market Value/+/
                                                             (000's omitted)
                       955,538       School Specialty          $    34,142*
                       607,600       Tractor Supply                 25,872*
                                                               -----------
                                                                   145,512

   Software (0.2%)
                       934,814       Blackbaud, Inc.                21,604

   Technology (3.3%)
                     3,210,800       Electronics for Imaging        73,977*^
                     1,088,400       Kronos Inc.                    33,218*
                     2,056,771       MICROS Systems                 98,437*^
                     4,890,847       Zebra Technologies            165,506*^
                                                               -----------
                                                                   371,138

   Technology--Semiconductor (0.4%)
                     1,713,200       Cognex Corp.                   43,738

   Total Common Stocks
   (Cost $6,696,954)                                            10,453,627
                                                               -----------

   Short-Term Investments (5.6%)
                   625,531,477       Neuberger Berman
                                      Prime Money Fund
                                      Trust Class
                                      (Cost $625,532)              625,532#@
                                                               -----------

   Total Investments (99.7%)
   (Cost $7,322,486)                                            11,079,159##
   Cash, receivables and other
    assets, less liabilities (0.3%)                                 35,909
                                                               -----------

   Total Net Assets (100.0%)                                   $11,115,068
                                                               -----------

See Notes to Schedule of Investments

Schedule of Investments Guardian Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                 Holding          %

                              1  Altera Corp.   5.4

                              2  Danaher Corp.  5.0

                              3  Texas
                                 Instruments    4.8

                              4  National Grid  4.5

                              5  Willis Group
                                 Holdings       4.5

                              6  E.W. Scripps   4.3

                              7  UnitedHealth
                                 Group          4.0

                              8  Citigroup Inc. 4.0

                              9  State Street   3.9

                             10  National
                                 Instruments    3.6

--------------------------------------------------------------------------------

                Number of Shares                 Market Value/+/
                                                 (000's omitted)
                Common Stocks (95.9%)

                Automotive (4.9%)
                  644,200 BorgWarner, Inc.         $   36,533
                  375,000 Toyota Motor ADR             40,627E
                                                   ----------
                                                       77,160

                Banking & Financial (6.8%)
                1,353,800 Bank of New York             45,691
                1,001,400 State Street                 61,886
                                                   ----------
                                                      107,577

                Cable Systems (8.4%)
                1,548,600 Comcast Corp. Class A
                           Special                     54,062*E
                1,911,063 Liberty Global Class A       45,120*
                1,425,463 Liberty Global Class C       32,900*
                                                   ----------
                                                      132,082

                Consumer Discretionary (2.5%)
                  577,300 V.F. Corp.                   40,347

                Consumer Staples (1.2%)
                  409,600 Costco Wholesale             19,165E

                Energy (2.1%)
                  480,400 BP PLC ADR                   32,691

                Financial Services (7.9%)
                1,284,364 Citigroup Inc.               63,384
                  533,700 Freddie Mac                  33,943
                  182,300 Goldman Sachs Group          27,099
                                                   ----------
                                                      124,426

                Health Products & Services (4.0%)
                1,227,400 UnitedHealth Group           63,763

                Industrial (6.7%)
                  391,700 3M Co.                       28,085
                1,180,800 Danaher Corp.                78,275E
                                                   ----------
                                                      106,360

                Insurance (6.2%)
                1,086,800 Progressive Corp.            26,725E
                1,947,550 Willis Group Holdings        70,540
                                                   ----------
                                                       97,265

                Life Science Tools & Supplies (1.4%)
                  334,050 Millipore Corp.              21,439*

                Media (6.7%)
                1,488,850 E.W. Scripps                 67,698
                1,985,919 Liberty Media Holding
                           Interactive Class A         37,852*
                                                   ----------
                                                      105,550

 Number of Shares                                              Market Value/+/
                                                               (000's omitted)

 Oil & Gas (3.1%)
                      213,850        Cimarex Energy              $    8,190
                      930,700        Newfield Exploration            40,244*
                                                                 ----------
                                                                     48,434

 Oil Services (0.6%)
                      148,400        Schlumberger Ltd.                9,097E

 Pharmaceutical (3.5%)
                      964,550        Novartis AG ADR                 55,095E

 Real Estate (1.4%)
                      410,600        AMB Property                    22,924

 Technology (3.6%)
                    2,042,560        National Instruments            56,701

 Technology--Semiconductor (10.2%)
                    4,177,450        Altera Corp.                    84,510*
                    2,335,875        Texas Instruments               76,126
                                                                 ----------
                                                                    160,636

 Technology--Semiconductor Capital
 Equipment (3.2%)
                    3,656,950        Teradyne, Inc.                  51,344*

 Transportation (2.8%)
                    1,050,400        Canadian National Railway       44,915

 Utilities (4.5%)
                    5,506,532        National Grid                   66,892
                       67,218        National Grid ADR                4,094E
                                                                 ----------
                                                                     70,986

 Waste Management (4.2%)
                      581,500        Republic Services               22,551
                    1,259,600        Waste Management                43,179
                                                                 ----------
                                                                     65,730

 Total Common Stocks
 (Cost $1,138,544)                                                1,513,687
                                                                 ----------

 Short-Term Investments (9.5%)
                   63,950,873        Neuberger Berman
                                      Prime Money Fund
                                      Trust Class                    63,951@
                   86,065,801        Neuberger Berman
                                      Securities Lending
                                      Quality Fund, LLC              86,066/++/
                                                                 ----------

 Total Short-Term Investments
 (Cost $150,017)                                                    150,017#
                                                                 ----------

 Total Investments (105.4%)
 (Cost $1,288,561)                                                1,663,704##
 Liabilities, less cash,
  receivables and other assets
  [(5.4%)]                                                          (85,003)
                                                                 ----------

 Total Net Assets (100.0%)                                       $1,578,701
                                                                 ----------

See Notes to Schedule of Investments

                                               NEUBERGER BERMAN AUGUST 31, 2006

Schedule of Investments International Fund

--------------------------------------------------------------------------------

Top Ten Equity Holdings

    Holding                    Country        Industry                        %

 1  Anglo Irish Bank           Ireland        Banks                         2.9

 2  Porsche AG                 Germany        Automobiles & Components      2.2

 3  CRH PLC                    Ireland        Construction Materials        2.2

 4  Punch Taverns PLC          United Kingdom Hotels, Restaurants & Leisure 2.2

 5  Burren Energy              United Kingdom Oil & Gas                     2.1

 6  Petroleo Brasileiro ADR    Brazil         Oil & Gas                     2.0

 7  Woodside Petroleum         Australia      Oil & Gas                     2.0

 8  Canadian Natural Resources Canada         Oil & Gas                     2.0

 9  Vodafone Group             United Kingdom Telecommunications--Wireless  2.0

10  Barclays PLC               United Kingdom Banks                         1.9

--------------------------------------------------------------------------------

               Number of Shares                   Market Value/+/
                                                  (000's omitted)

               Common Stocks (90.9%)

               Argentina (1.0%)
                  470,600 Tenaris SA ADR            $   17,276

               Australia (5.2%)
               19,979,128 Hardman Resources             22,042*E
                7,104,515 Paladin Resources             28,749*E
                3,232,111 Timbercorp Ltd.                6,786E
                1,119,802 Woodside Petroleum            36,131E
                                                    ----------
                                                        93,708

               Belgium (4.7%)
                  752,324 Euronav SA                    26,101
                   68,409 EVS Broadcast Equipment        3,576
                  443,440 Fortis                        17,259
                  170,137 ICOS Vision Systems NV         6,537*
                  591,459 InBev NV                      30,711
                                                    ----------
                                                        84,184

               Brazil (2.8%)
                1,114,900 Natura Cosmeticos SA          14,259
                  406,770 Petroleo Brasileiro ADR       36,471
                                                    ----------
                                                        50,730

              Number of Shares                    Market Value/+/
                                                  (000's omitted)

              Canada (10.2%)
                161,400 Addax Petroleum             $    3,951*n
                310,010 Addax Petroleum                  7,590
                186,000 Addax Petroleum                  4,554*n
                684,900 Canadian Natural
                         Resources                      35,958
              2,444,900 Centurion Energy
                         International                  16,258*
                658,400 Corus Entertainment Inc.,
                         B Shares                       23,011E
              1,308,387 Great Canadian Gaming           14,027*
                202,740 Great Canadian Gaming            2,174*N
                598,873 MacDonald Dettwiler             20,725*E
                317,100 Suncor Energy                   24,572
              1,729,965 Talisman Energy                 30,364
                                                    ----------
                                                       183,184

              France (6.0%)
                173,000 BNP Paribas                     18,385
                806,427 GameLoft                         4,608*
                357,596 Ipsos                           13,203
                127,850 Kaufman & Broad SA               7,207
                203,375 Saft Groupe SA                   5,472*
                 80,464 Societe Generale                12,989
                359,230 Total SA ADR                    24,223
                 98,470 Vallourec SA                    22,077
                                                    ----------
                                                       108,164

Schedule of Investments International Fund cont'd

               Number of Shares                  Market Value/+/
                                                 (000's omitted)

               Germany (4.7%)
                  256,683 Continental AG           $   27,459
                  175,315 Rhoen-Klinikum AG             7,167E
                  199,480 Techem AG                     9,126
                  164,070 Wacker Chemie AG             19,811*
                  146,150 Wincor Nixdorf AG            20,361
                                                   ----------
                                                       83,924

               Greece (0.8%)
                  448,502 Sarantis SA                   4,413
                  192,000 Titan Cement                  9,544
                                                   ----------
                                                       13,957

               Hong Kong (1.9%)
               32,369,000 TPV Technology               34,545E

               Ireland (8.8%)
                  757,417 Allied Irish Banks           19,795
                3,169,870 Anglo Irish Bank             52,388
                2,445,599 C&C Group                    27,133
                1,143,143 CRH PLC                      39,587
                5,419,195 Dragon Oil PLC               17,696*
                                                   ----------
                                                      156,599

               Italy (1.0%)
                1,177,090 Marazzi Group                13,542
                  609,850 Milano Assicurazioni          4,434
                                                   ----------
                                                       17,976

               Japan (13.7%)
                  300,910 Acom Co.                     13,457
                  451,700 Aica Kogyo                    6,072
                  829,000 CHIYODA Corp.                18,184
                1,362,000 F.C.C. Co.                   28,076E
                1,435,500 Heiwa Corp.                  19,565E
                  149,600 Hogy Medical Co.              6,741
                1,087,100 Mars Engineering             26,947E
                  364,400 Maruichi Steel Tube           8,536E
                  750,800 Nihon Kohden                 13,399
                2,523,900 Nissan Motor                 28,680
                  481,100 Nissin Healthcare Food
                           Service                      6,496
                    4,530 Pasona, Inc.                  9,029E
                3,247,000 PENTAX Corp.                 17,093
                   50,300 PLENUS Co.                    1,470
                  214,400 Sankyo Co.                   11,597
                3,882,000 Sumitomo Metal
                           Industries                  15,972
                1,374,000 Takuma Co.                    7,455E
                  325,200 TENMA Corp.                   5,859E
                                                   ----------
                                                      244,628

             Number of Shares                      Market Value/+/
                                                   (000's omitted)

             Korea (2.8%)
                165,020 Hyundai Mobis                $   15,123
                389,830 KT Corp.                         17,012
                191,785 KT Corp. ADR                      4,238
                 70,317 SK Telecom                       13,679
                                                     ----------
                                                         50,052

             Netherlands (1.9%)
                193,315 Aalberts Industries NV           15,950
                183,412 Sligro Food Group                 9,751
                484,709 Tele Atlas NV                     8,849*E
                                                     ----------
                                                         34,550

             Norway (1.0%)
                271,982 Prosafe ASA                      18,134

             Spain (0.5%)
                247,730 Renta Corp. Real Estate SA        8,934*

             Sweden (2.4%)
                340,000 ForeningsSparbanken AB            9,782
              2,101,400 Intrum Justitia AB               18,704E
                398,870 Nobia AB                         12,384
                 87,000 Unibet Group PLC                  1,957
                                                     ----------
                                                         42,827

             Switzerland (0.8%)
                272,351 Advanced Digital
                         Broadcast                       14,327*E

             Taiwan, Province Of China (0.4%)
             17,979,679 Hsinchu International Bank        7,351

             United Kingdom (20.3%)
              4,581,420 888 Holdings PLC                 13,281*
              2,774,516 Barclays PLC                     34,735
                965,598 Barratt Developments             18,266
              2,120,479 Burren Energy                    37,145
                203,063 GlaxoSmithKline PLC               5,753
              1,137,106 Kensington Group                 17,992
              7,376,543 MFI Furniture Group              11,868
              2,377,483 NETeller PLC                     18,922*
                861,537 Northern Rock                    18,291
              2,241,231 Punch Taverns PLC                39,452
              2,620,472 Redrow PLC                       25,122
              4,166,735 RPS Group                        18,029
                781,890 Southern Cross Healthcare         4,243*
                997,606 Trinity Mirror                    8,662
              3,715,596 Tullow Oil PLC                   27,751
             16,228,646 Vodafone Group                   35,149
              2,456,469 William Hill                     29,724
                                                     ----------
                                                        364,385

             Total Common Stocks
             (Cost $1,468,181)                        1,629,435
                                                     ----------

                                               NEUBERGER BERMAN AUGUST 31, 2006

Schedule of Investments International Fund cont'd


              Number of Shares                     Market Value/+/
                                                   (000's omitted)

              Preferred Stocks (6.1%)

              Brazil (3.9%)
              1,613,000 Companhia Vale do Rio Doce
                         ADR                         $   29,034
              1,177,900 Ultrapar Participacoes           21,097
              3,304,490 Universo Online SA               18,880*
                                                     ----------
                                                         69,011

              Germany (2.2%)
                 39,215 Porsche AG                       40,203

              Total Preferred Stocks
              (Cost $102,184)                           109,214
                                                     ----------

            Number of Shares                        Market Value/+/
                                                    (000's omitted)

            Short-Term Investments (7.6%)
             13,156,240 Neuberger Berman Prime
                         Money Fund Trust
                         Class                        $   13,156@
            123,667,402 Neuberger Berman Securities
                         Lending Quality
                         Fund, LLC                       123,667/++/
                                                      ----------

            Total Short-Term Investments
            (Cost $136,823)                              136,823#
                                                      ----------

            Total Investments (104.6%)
            (Cost $1,707,188)                          1,875,472##
            Liabilities, less cash,
             receivables and other assets
             [(4.6%)]                                    (83,208)
                                                      ----------

            Total Net Assets (100.0%)                 $1,792,264
                                                      ----------

Summary Schedule of Investments by Industry International Fund


                                          Market Value/+/ Percentage of
         Industry                         (000's omitted)    Net Assets
         --------                         --------------- -------------
         Oil & Gas                          $  325,724        18.2%
         Banks                                 208,967        11.7%
         Automobiles & Components              139,541         7.8%
         Hotels, Restaurants & Leisure         106,412         5.9%
         Capital Goods                          93,677         5.2%
         Commercial Services & Supplies         76,088         4.3%
         Technology--Hardware                   75,575         4.2%
         Telecommunications--Wireless           70,078         3.9%
         Consumer Durables & Apparel            62,979         3.5%
         Food, Beverage & Tobacco               57,844         3.2%
         Construction Materials                 57,667         3.2%
         Chemicals                              46,980         2.6%
         Energy                                 45,007         2.5%
         Materials--Metals & Mining             45,006         2.5%
         Media                                  44,876         2.5%
         Energy Services & Equipment            44,235         2.5%
         Financial Services                     37,626         2.1%
         Health Care Equipment & Services       31,550         1.8%
         Technology--Software                   27,729         1.5%
         Consumer Discretionary                 26,835         1.5%
         Household & Personal Products          18,672         1.0%
         Telecommunications--Diversified        14,327         0.8%
         Diversified Financials                 13,457         0.8%
         Retailing                              11,868         0.7%
         Consumer Staples                        9,751         0.5%
         Electric Utilities                      9,126         0.5%
         Real Estate                             8,934         0.5%
         Materials                               6,786         0.4%
         Technology--Semiconductor               6,537         0.4%
         Pharmaceuticals & Biotechnology         5,753         0.3%
         Technology                              4,608         0.3%
         Insurance                               4,434         0.2%
         Other Assets-Net                       53,615         3.0%
                                            ----------       ------
                                            $1,792,264       100.0%
                                            ----------       ------

See Notes to Schedule of Investments

Schedule of Investments International Institutional Fund

--------------------------------------------------------------------------------

Top Ten Equity Holdings

    Holding                 Country        Industry                        %

 1  Anglo Irish Bank        Ireland        Banks                         2.8

 2  Porsche AG              Germany        Automobiles & Components      2.1

 3  Punch Taverns PLC       United Kingdom Hotels, Restaurants & Leisure 2.0

 4  Woodside Petroleum      Australia      Oil & Gas                     2.0

 5  CRH PLC                 Ireland        Construction Materials        2.0

 6  Burren Energy           United Kingdom Oil & Gas                     1.9

 7  Petroleo Brasileiro ADR Brazil         Oil & Gas                     1.9

 8  Talisman Energy         Canada         Oil & Gas                     1.9

 9  Barclays PLC            United Kingdom Banks                         1.8

10  Vodafone Group          United Kingdom Telecommunications--Wireless  1.8

--------------------------------------------------------------------------------

               Number of Shares                  Market Value/+/
                                                 (000's omitted)

               Common Stocks (83.5%)

               Argentina (1.0%)
                 165,700 Tenaris SA ADR             $  6,083

               Australia (5.0%)
               6,434,594 Hardman Resources             7,099*E
               2,479,199 Paladin Resources            10,032*E
                 832,179 Timbercorp Ltd.               1,748
                 393,642 Woodside Petroleum           12,701
                                                    --------
                                                      31,580

               Belgium (4.3%)
                 232,690 Euronav SA                    8,073
                  15,000 EVS Broadcast Equipment         784
                 143,160 Fortis                        5,572
                  53,340 ICOS Vision Systems NV        2,049*
                 200,150 InBev NV                     10,393E
                                                    --------
                                                      26,871

               Brazil (2.5%)
                 277,800 Natura Cosmeticos SA          3,553
                 134,950 Petroleo Brasileiro ADR      12,099
                                                    --------
                                                      15,652

               Number of Shares                  Market Value/+/
                                                 (000's omitted)

               Canada (9.4%)
                54,300 Addax Petroleum              $  1,329*n
               108,170 Addax Petroleum                 2,648
                45,100 Addax Petroleum                 1,104*n
               188,400 Canadian Natural
                        Resources                      9,891
               791,700 Centurion Energy
                        International                  5,265*
               224,650 Corus Entertainment Inc.,
                        B Shares                       7,852
               401,440 Great Canadian Gaming           4,304*
                 5,790 Great Canadian Gaming              62*N
               193,735 MacDonald Dettwiler             6,705*
                99,560 Suncor Energy                   7,715
               681,600 Talisman Energy                11,963
                                                    --------
                                                      58,838

               France (5.6%)
                58,350 BNP Paribas                     6,201
               244,120 GameLoft                        1,395*
               103,380 Ipsos                           3,817
                39,070 Kaufman & Broad SA              2,202
                49,255 Saft Groupe SA                  1,325*
                30,020 Societe Generale                4,846
               117,500 Total SA ADR                    7,923E
                33,090 Vallourec SA                    7,419
                                                    --------
                                                      35,128

                                               NEUBERGER BERMAN AUGUST 31, 2006

Schedule of Investments International Institutional Fund cont'd

              Number of Shares                     Market Value/+/
                                                   (000's omitted)

              Germany (4.4%)
                  83,290 Continental AG               $  8,910
                  63,720 Rhoen-Klinikum AG               2,605
                  56,860 Techem AG                       2,601
                  53,000 Wacker Chemie AG                6,400*
                  49,560 Wincor Nixdorf AG               6,904E
                                                      --------
                                                        27,420

              Greece (0.7%)
                 123,860 Sarantis SA                     1,219
                  59,580 Titan Cement                    2,961
                                                      --------
                                                         4,180

              Hong Kong (1.7%)
              10,257,000 TPV Technology                 10,946

              Ireland (8.1%)
                 227,520 Allied Irish Banks              5,932
               1,052,206 Anglo Irish Bank               17,430
                 817,212 C&C Group                       9,067
                 361,873 CRH PLC                        12,531
               1,760,395 Dragon Oil PLC                  5,749*
                                                      --------
                                                        50,709

              Italy (0.9%)
                 401,240 Marazzi Group                   4,616
                 193,840 Milano Assicurazioni            1,409
                                                      --------
                                                         6,025

              Japan (12.4%)
                  97,140 Acom Co.                        4,344
                 146,000 Aica Kogyo                      1,963
                 279,000 CHIYODA Corp.                   6,120
                 426,400 F.C.C. Co.                      8,790
                 443,500 Heiwa Corp.                     6,045E
                  38,200 Hogy Medical Co.                1,721
                 345,700 Mars Engineering                8,569
                 169,200 Maruichi Steel Tube             3,964E
                 250,600 Nihon Kohden                    4,472
                 824,000 Nissan Motor                    9,363
                 127,100 Nissin Healthcare Food
                          Service                        1,716
                   1,461 Pasona, Inc.                    2,912E
               1,044,000 PENTAX Corp.                    5,496
                  11,100 PLENUS Co.                        324
                  66,300 Sankyo Co.                      3,586
               1,011,000 Sumitomo Metal Industries       4,160
                 445,000 Takuma Co.                      2,415E
                 100,711 TENMA Corp.                     1,814
                                                      --------
                                                        77,774

              Korea (1.8%)
                 253,860 KT Corp. ADR                    5,610
                 268,060 SK Telecom ADR                  5,871
                                                      --------
                                                        11,481

              Number of Shares                     Market Value/+/
                                                   (000's omitted)

              Netherlands (1.7%)
                 61,860 Aalberts Industries NV        $  5,104
                 57,744 Sligro Food Group                3,070
                156,881 Tele Atlas NV                    2,864*
                                                      --------
                                                        11,038

              Norway (1.0%)
                 94,860 Prosafe ASA                      6,325

              Spain (0.4%)
                 78,270 Renta Corp. Real Estate SA       2,823*

              Sweden (2.1%)
                108,100 ForeningsSparbanken AB           3,110
                660,700 Intrum Justitia AB               5,881E
                125,990 Nobia AB                         3,912
                 14,070 Unibet Group PLC                   316
                                                      --------
                                                        13,219

              Switzerland (0.8%)
                 91,590 Advanced Digital Broadcast       4,818*

              Taiwan, Province Of China (0.4%)
              5,538,309 Hsinchu International Bank       2,264

              United Kingdom (19.3%)
              1,442,900 888 Holdings PLC                 4,183*
                898,377 Barclays PLC                    11,247
                326,460 Barratt Developments             6,176
                697,340 Burren Energy                   12,215
                180,824 GlaxoSmithKline PLC              5,123
                375,650 Kensington Group                 5,944
              2,003,241 MFI Furniture Group              3,223
                744,700 NETeller PLC                     5,927*
                289,540 Northern Rock                    6,147
                726,880 Punch Taverns PLC               12,795
                904,245 Redrow PLC                       8,669
              1,274,948 RPS Group                        5,517
                243,170 Southern Cross Healthcare        1,320*
                337,166 Trinity Mirror                   2,927
              1,178,140 Tullow Oil PLC                   8,799
              5,121,856 Vodafone Group                  11,093
                797,092 William Hill                     9,645
                                                      --------
                                                       120,950

              Total Common Stocks
              (Cost $494,961)                          524,124
                                                      --------

              Preferred Stocks (5.3%)

              Brazil (3.2%)
                529,860 Companhia Vale do Rio Doce
                         ADR                             9,537
                139,080 Ultrapar Participacoes ADR       2,505
                 77,200 Ultrapar Participacoes           1,383
              1,105,590 Universo Online SA               6,317*
                                                      --------
                                                        19,742

Schedule of Investments International Institutional Fund cont'd


                  Number of Shares             Market Value/+/
                                               (000's omitted)

                  Germany (2.1%)
                      13,009 Porsche AG           $ 13,337

                  Total Preferred Stocks
                  (Cost $32,290)                    33,079
                                                  --------

                  Short-Term Investments (15.2%)
                  58,504,874 Neuberger Berman
                              Prime Money Fund
                              Trust Class           58,505@

    Number of Shares                                        Market Value/+/
                                                            (000's omitted)
                      36,974,398        Neuberger Berman
                                         Securities Lending
                                         Quality Fund, LLC     $ 36,974/++/
                                                               --------

    Total Short-Term Investments
    (Cost $95,479)                                               95,479#
                                                               --------

    Total Investments (104.0%)
    (Cost $622,730)                                             652,682##
    Liabilities, less cash,
     receivables and other assets
     [(4.0%)]                                                   (25,094)
                                                               --------

    Total Net Assets (100.0%)                                  $627,588
                                                               --------

Summary Schedule of Investments by Industry International Institutional Fund

                                          Market Value/+/ Percentage of
         Industry                         (000's omitted)    Net Assets
         --------                         --------------- -------------
         Oil & Gas                           $107,318         17.1%
         Banks                                 68,693         10.9%
         Automobiles & Components              40,400          6.4%
         Hotels, Restaurants & Leisure         33,175          5.3%
         Capital Goods                         30,464          4.9%
         Technology--Hardware                  24,130          3.8%
         Commercial Services & Supplies        23,768          3.8%
         Telecommunications--Wireless          22,574          3.6%
         Consumer Durables & Apparel           20,959          3.3%
         Food, Beverage & Tobacco              19,460          3.1%
         Construction Materials                19,456          3.1%
         Energy                                15,297          2.4%
         Media                                 14,596          2.3%
         Energy Services & Equipment           14,398          2.3%
         Materials--Metals & Mining            13,697          2.2%
         Chemicals                             12,251          2.0%
         Financial Services                    11,808          1.9%
         Health Care Equipment & Services      10,118          1.6%
         Technology--Software                   9,181          1.5%
         Consumer Discretionary                 8,085          1.3%
         Pharmaceuticals & Biotechnology        5,123          0.8%
         Telecommunications--Diversified        4,818          0.8%
         Household & Personal Products          4,772          0.8%
         Diversified Financials                 4,344          0.7%
         Retailing                              3,223          0.5%
         Consumer Staples                       3,070          0.5%
         Real Estate                            2,823          0.5%
         Electric Utilities                     2,601          0.4%
         Technology--Semiconductor              2,049          0.3%
         Materials                              1,748          0.3%
         Insurance                              1,409          0.2%
         Technology                             1,395          0.2%
         Other Assets-Net                      70,385         11.2%
                                             --------        ------
                                             $627,588        100.0%
                                             --------        ------

See Notes to Schedule of Investments

                                               NEUBERGER BERMAN AUGUST 31, 2006

Schedule of Investments International Large Cap Fund

--------------------------------------------------------------------------------

Top Ten Equity Holdings

    Holding                    Country        Industry                               %

 1  Anglo Irish Bank           Ireland        Diversified Banks                    4.0

 2  CRH PLC                    Ireland        Construction Materials               3.1

 3  Nissan Motor               Japan          Automobile Manufacturers             2.9

 4  Vodafone Group             United Kingdom Wireless Telecommunications Services 2.9

 5  Canadian Natural Resources Canada         Oil & Gas Exploration & Production   2.8

 6  Petroleo Brasileiro ADR    Brazil         Integrated Oil & Gas                 2.8

 7  Punch Taverns PLC          United Kingdom Restaurants                          2.7

 8  Porsche AG                 Germany        Automobile Manufacturers             2.7

 9  Barclays PLC               United Kingdom Diversified Banks                    2.6

10  Talisman Energy            Canada         Oil & Gas Exploration & Production   2.4

--------------------------------------------------------------------------------

                Number of Shares                 Market Value/+/
                                                 (000's omitted)

                Common Stocks (88.5%)

                Argentina (1.3%)
                2,300 Tenaris SA ADR                 $   84

                Australia (2.8%)
                1,439 Australia & New Zealand
                       Banking Group                     30
                4,513 Woodside Petroleum                146
                                                     ------
                                                        176

                Belgium (3.1%)
                1,704 Fortis                             66
                2,464 InBev NV                          128
                                                     ------
                                                        194

                Brazil (3.8%)
                5,000 Natura Cosmeticos SA               64
                1,960 Petroleo Brasileiro ADR           176
                                                     ------
                                                        240

                Canada (11.5%)
                4,320 Addax Petroleum                   106
                1,430 Bank of Nova Scotia                61
                1,580 Cameco Corp.                       65
                3,370 Canadian Natural Resources        177

                   Number of Shares          Market Value/+/
                                             (000's omitted)
                      300 Suncor Energy ADR      $   23
                    1,755 Suncor Energy             136
                    8,530 Talisman Energy           150
                                                 ------
                                                    718

                   Denmark (0.9%)
                    1,500 Danske Bank A/S            58

                   France (8.0%)
                      886 BNP Paribas                94
                    2,187 Publicis Groupe            86
                      426 Societe Generale           69
                    1,865 Total SA ADR              126
                      553 Vallourec SA              124
                                                 ------
                                                    499

                   Germany (3.3%)
                    1,048 Continental AG            112
                      771 Wacker Chemie AG           93*
                                                 ------
                                                    205

                   Greece (0.8%)
                    1,013 Titan Cement               50

                   Ireland (10.6%)
                    4,271 Allied Irish Banks        111
                   14,909 Anglo Irish Bank          247

Schedule of Investments International Large Cap Fund cont'd

                Number of Shares                 Market Value/+/
                                                 (000's omitted)
                 9,705 C&C Group                     $  108
                 5,607 CRH PLC                          194
                                                     ------
                                                        660

                Italy (0.8%)
                 6,516 Milano Assicurazioni              47

                Japan (9.2%)
                 1,600 Acom Co.                          71
                 5,000 CHIYODA Corp.                    110
                 2,900 Maruichi Steel Tube               68
                16,200 Nissan Motor                     184
                 1,500 Sankyo Co.                        81
                15,000 Sumitomo Metal Industries         62
                                                     ------
                                                        576

                Korea (2.9%)
                   700 Kookmin Bank ADR                  57
                 2,800 KT Corp. ADR                      62
                 2,800 SK Telecom ADR                    61
                                                     ------
                                                        180

                Mexico (1.5%)
                 3,240 Cemex SAB de C.V. ADR             94*

                Spain (1.0%)
                 3,477 Telefonica SA ADR                 60

                Sweden (1.1%)
                 2,300 ForeningsSparbanken AB            66

                Switzerland (5.4%)
                 2,867 Logitech International SA         62*
                 2,153 Novartis AG                      123
                   587 Swiss Re                          44
                 1,854 UBS AG                           105
                                                     ------
                                                        334

                United Kingdom (20.5%)
                12,952 Barclays PLC                     162
                 7,172 Barratt Developments             136

               Number of Shares                   Market Value/+/
                                                  (000's omitted)
                 3,120 GlaxoSmithKline PLC            $   88
                 4,375 Northern Rock                      93
                 9,682 Punch Taverns PLC                 170
                 4,904 Tesco PLC                          35
                 4,250 Trinity Mirror                     37
                15,219 Tullow Oil PLC                    114
                84,317 Vodafone Group PLC                183
                12,100 William Hill                      146
                 5,158 Wolseley PLC                      113
                                                      ------
                                                       1,277

               Total Common Stocks
               (Cost $5,426)                           5,518
                                                      ------

               Preferred Stocks (5.8%)

               Brazil (3.1%)
                 6,980 Companhia Vale do Rio Doce
                        ADR                              126
                 1,540 Companhia de Bebidas das
                        Americas ADR                      69
                                                      ------
                                                         195

               Germany (2.7%)
                   161 Porsche AG                        165

               Total Preferred Stocks
               (Cost $362)                               360
                                                      ------

               Short-Term Investments (13.7%)
               851,946 Neuberger Berman Prime
                        Money Fund Trust Class
                        (Cost $852)                      852#@
                                                      ------

               Total Investments (108.0%)
               (Cost $6,640)                           6,730##
               Liabilities, less cash,
                receivables and other assets
                [(8.0%)]                                (496)
                                                      ------

               Total Net Assets (100.0%)              $6,234
                                                      ------

                                               NEUBERGER BERMAN AUGUST 31, 2006

Summary Schedule of Investments by Industry International Large Cap Fund


                                             Market Value/+/ Percentage of
      Industry                               (000's omitted)    Net Assets
      --------                               --------------- -------------
      Diversified Banks                          $  955          15.3%
      Oil & Gas Exploration & Production            692          11.1%
      Integrated Oil & Gas                          461           7.4%
      Automobile Manufacturers                      349           5.6%
      Construction Materials                        338           5.4%
      Steel                                         255           4.1%
      Wireless Telecommunications Services          244           3.9%
      Pharmaceutical                                211           3.4%
      Brewers                                       197           3.2%
      Restaurants                                   170           2.7%
      Casinos & Gaming                              146           2.3%
      Home Builders                                 136           2.2%
      Industrial Machinery                          124           2.0%
      Integrated Telecommunications Services        122           2.0%
      Trading Companies & Distributors              113           1.8%
      Tire & Rubber                                 112           1.8%
      Construction & Engineering                    110           1.8%
      Distillers & Vintners                         108           1.7%
      Diversified Capital Markets                   105           1.7%
      Specialty Chemical                             93           1.5%
      Thrifts & Mortgage Finance                     93           1.5%
      Advertising                                    86           1.4%
      Oil & Gas Equipment & Services                 85           1.4%
      Leisure Products                               81           1.3%
      Consumer Finance                               71           1.1%
      Other Diversified Financial Services           66           1.1%
      Coal & Consumable Fuels                        65           1.0%
      Personal Products                              64           1.0%
      Computer Storage & Peripherals                 62           1.0%
      Multi-Line Insurance                           47           0.7%
      Reinsurance                                    45           0.7%
      Publishing                                     37           0.6%
      Food Retail                                    35           0.6%
      Other Assets-Net                              356           5.7%
                                                 ------         ------
                                                 $6,234         100.0%
                                                 ------         ------

See Notes to Schedule of Investments

Schedule of Investments Manhattan Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  Cognizant
                                Technology
                                Solutions        2.6

                             2  Celgene Corp.    2.1

                             3  NII Holdings     2.1

                             4  Corporate
                                Executive Board  2.1

                             5  Chicago
                                Mercantile
                                Exchange         2.0

                             6  Alliance Data
                                Systems          1.9

                             7  Coach, Inc.      1.9

                             8  CB Richard Ellis
                                Group            1.9

                             9  Fastenal Co.     1.7

                            10  Station Casinos  1.7

--------------------------------------------------------------------------------

               Number of Shares                   Market Value/+/
                                                  (000's omitted)

               Common Stocks (96.3%)

               Aerospace (2.8%)
                91,000 Precision Castparts           $   5,318
                93,000 Rockwell Collins                  4,876
                                                     ---------
                                                        10,194

               Basic Materials (2.7%)
               125,500 Airgas Inc.                       4,496
                32,500 Albemarle Corp.                   1,784E
                30,000 Freeport-McMoRan Copper &
                        Gold                             1,746
                45,000 Peabody Energy                    1,983
                                                     ---------
                                                        10,009

               Biotechnology (4.1%)
               187,500 Celgene Corp.                     7,629*
                72,500 Gilead Sciences                   4,597*E
                37,500 Myogen, Inc.                      1,305*E
                45,000 Vertex Pharmaceuticals            1,550*E
                                                     ---------
                                                        15,081

               Building Materials (0.2%)
                22,500 Eagle Materials                     807

               Business Services (11.5%)
               140,000 Alliance Data Systems             7,076*E
               297,000 CB Richard Ellis Group            6,831*
                85,000 Corporate Executive Board         7,449
                60,000 Ecolab Inc.                       2,675E
                43,000 Iron Mountain                     1,762*E
                67,500 Laureate Education                3,241*E
                90,500 MasterCard, Inc. Class A          5,059E
                90,000 Monster Worldwide                 3,667*
                50,000 Trimble Navigation                2,448*E
                67,500 VeriFone Holdings                 1,563*E
                                                     ---------
                                                        41,771

               Communications Equipment (0.8%)
                67,500 Harris Corp.                      2,965

               Consumer Discretionary (1.0%)
                50,000 Fortune Brands                    3,630E

               Consumer Staples (1.2%)
               100,000 Shoppers Drug Mart                4,219

               Energy (8.7%)
                45,000 Canadian Natural Resources        2,367
               191,000 Denbury Resources                 5,923*E
                85,000 Dresser-Rand Group                1,738*E
                55,000 GlobalSantaFe Corp.               2,707
                60,000 National-Oilwell Varco            3,918*
               138,750 Range Resources                   3,882
               105,000 Smith International               4,407E
                90,000 Western Oil Sands Class A         2,402*
                95,000 XTO Energy                        4,348
                                                     ---------
                                                        31,692

            Number of Shares                        Market Value/+/
                                                    (000's omitted)

            Financial Services (5.5%)
             53,500 AmeriCredit Corp.                  $   1,257*E
             16,500 Chicago Mercantile Exchange            7,260E
             32,500 GFI Group                              1,511*E
             70,000 Moody's Corp.                          4,283E
            117,500 Nuveen Investments                     5,609
                                                       ---------
                                                          19,920

            Food & Beverage (2.0%)
             55,500 Corn Products International            1,915
             51,500 Dean Foods                             2,040*
             34,500 H.J. Heinz                             1,443
             33,500 Hershey Co.                            1,808E
                                                       ---------
                                                           7,206

            Hardware (0.7%)
             74,500 Network Appliance                      2,551*E

            Health Care (8.8%)
             79,500 Allscripts Healthcare Solutions        1,619*
            118,500 Cerner Corp.                           5,458*E
            180,000 Cytyc Corp.                            4,300*
             51,500 Gen-Probe                              2,503*
             48,500 Healthways, Inc.                       2,504*E
             64,500 IMS Health                             1,760E
             70,500 Pharmaceutical Product
                     Development                           2,687
            130,000 Psychiatric Solutions                  4,161*E
            128,500 VCA Antech                             4,552*
             47,000 WellCare Health Plans                  2,636*E
                                                       ---------
                                                          32,180

            Industrial (6.9%)
             68,500 Danaher Corp.                          4,541
             80,000 Dover Corp.                            3,890
            170,000 Fastenal Co.                           6,236E
             35,700 Fluor Corp.                            3,085
             80,000 Rockwell Automation                    4,510E
             43,000 W.W. Grainger                          2,872E
                                                       ---------
                                                          25,134

            Leisure (5.5%)
             82,500 Gaylord Entertainment                  3,607*E
            100,000 Hilton Hotels                          2,547
            135,000 Marriott International                 5,084E
             85,000 Scientific Games Class A               2,471*
            106,500 Station Casinos                        6,204
                                                       ---------
                                                          19,913

            Media (2.1%)
             45,000 E.W. Scripps                           2,046E
             35,000 Focus Media Holding ADR                2,065*
             36,000 Lamar Advertising                      1,883*E
             65,000 Liberty Global Class A                 1,535*
                                                       ---------
                                                           7,529

                                               NEUBERGER BERMAN AUGUST 31, 2006

Schedule of Investments Manhattan Fund cont'd

             Number of Shares                       Market Value/+/
                                                    (000's omitted)

             Medical Equipment (6.1%)
              52,500 C. R. Bard                        $   3,947E
              30,000 Conor Medsystems                        810*E
              67,500 Hologic, Inc.                         2,915*E
              13,000 Intuitive Surgical                    1,227*E
             120,000 Kyphon Inc.                           4,345*E
             110,000 ResMed Inc.                           4,475*E
              86,000 Varian Medical Systems                4,584*E
                                                       ---------
                                                          22,303

             Retail (5.6%)
              42,000 Abercrombie & Fitch                   2,710E
             100,000 AnnTaylor Stores                      3,980*E
             230,000 Coach, Inc.                           6,944*
             130,000 Nordstrom, Inc.                       4,855E
              30,000 Polo Ralph Lauren                     1,770E
                                                       ---------
                                                          20,259

             Semiconductors (4.7%)
             115,000 MEMC Electronic Materials             4,448*
             135,500 Microchip Technology                  4,628E
             197,000 Microsemi Corp.                       5,471*E
              77,250 Varian Semiconductor
                      Equipment                            2,728*
                                                       ---------
                                                          17,275

             Software (1.0%)
             105,000 Autodesk, Inc.                        3,650*

             Technology (6.1%)
              52,000 Akamai Technologies                   2,038*E
             240,000 Arris Group                           2,750*
             135,000 Cognizant Technology Solutions        9,438*
              62,500 CommScope, Inc.                       1,826*E
              88,000 Jabil Circuit                         2,361
              80,000 Logitech International ADR            1,744*
              60,000 Molex Inc.                            2,188E
                                                       ---------
                                                          22,345

             Telecommunications (6.5%)
             146,500 American Tower                        5,253*
             300,000 Dobson Communications                 2,061*
             130,000 Leap Wireless
                      International                        6,014*

          Number of Shares                            Market Value/+/
                                                      (000's omitted)
               97,500 NeuStar, Inc.                      $   2,751*E
              142,000 NII Holdings                           7,576*E
                                                         ---------
                                                            23,655

          Transportation (1.5%)
              116,500 C.H. Robinson
                       Worldwide                             5,338E

          Utilities (0.3%)
               35,000 Mirant Corp.                           1,014*E

          Total Common Stocks
          (Cost $244,016)                                  350,640
                                                         ---------

          Short-Term Investments (34.1%)
           11,419,411 Neuberger Berman Prime
                       Money Fund Trust
                       Class                                11,419@
          112,745,701 Neuberger Berman Securities
                       Lending Quality
                       Fund, LLC                           112,746/++/
                                                         ---------

          Total Short-Term Investments
          (Cost $124,165)                                  124,165#
                                                         ---------

          Principal Amount

          Repurchase Agreements (1.9%)
           $7,000,000 Banc of America Securities LLC,
                       Repurchase Agreement,
                       5.28%, due 9/1/06, dated
                       8/31/06, Maturity Value
                       $7,001,027, Collateralized
                       by $6,990,687 Freddie
                       Mac, 6.50%, due 9/1/36
                       (Collateral Value
                       $7,140,001)
                       (Cost $7,000)                         7,000#
                                                         ---------

          Total Investments (132.3%)
          (Cost $375,181)                                  481,805##
          Liabilities, less cash,
           receivables and other assets
           [(32.3%)]                                      (117,690)
                                                         ---------

          Total Net Assets (100.0%)                      $ 364,115
                                                         ---------

See Notes to Schedule of Investments

Schedule of Investments Millennium Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding           %

                             1  Orient-Express
                                Hotel           2.5

                             2  SBA
                                Communications  2.5

                             3  Trammell Crow   2.3

                             4  Advent Software 2.1

                             5  PeopleSupport
                                Inc.            2.1

                             6  TETRA
                                Technologies    2.0

                             7  GFI Group       2.0

                             8  Bio-Reference
                                Laboratories    1.9

                             9  Station Casinos 1.9

                            10  Old Dominion
                                Freight Line    1.9

--------------------------------------------------------------------------------

              Number of Shares                     Market Value/+/
                                                   (000's omitted)

              Common Stocks (99.3%)

              Aerospace (3.2%)
              36,500 AAR Corp.                        $    814*E
              35,000 BE Aerospace                          835*E
                                                      --------
                                                         1,649

              Banking & Financial (2.3%)
              14,500 Cathay General Bancorp                541E
              19,750 Glacier Bancorp                       641
                                                      --------
                                                         1,182

              Building Products (0.9%)
              13,700 Eagle Materials                       491

              Business Services (8.4%)
              10,500 Advisory Board                        534*
              14,100 Huron Consulting Group                533*
              18,700 ICT Group                             541*
              17,500 Laureate Education                    840*
              62,500 PeopleSupport Inc.                  1,062*
              30,000 Sotheby's                             834
                                                      --------
                                                         4,344

              Consumer Discretionary (3.6%)
              38,700 Orient-Express Hotel                1,296
              14,400 Steiner Leisure                       554*E
                                                      --------
                                                         1,850

              Entertainment (1.9%)
              17,200 Station Casinos                     1,002

              Financial Services (8.5%)
              19,800 ADVANTA Corp. Class B                 671E
               9,600 Affiliated Managers Group             888*E
              21,900 GFI Group                           1,018*
              22,300 Nasdaq Stock Market                   636*
              34,100 Trammell Crow                       1,174*E
                                                      --------
                                                         4,387

              Health Care (7.2%)
              15,800 Gen-Probe                             768*
              10,500 Healthways, Inc.                      542*
              44,100 Omnicell, Inc.                        790*
              13,500 Techne Corp.                          687*
              26,200 VCA Antech                            928*
                                                      --------
                                                         3,715

              Health Products & Services (8.1%)
              22,500 AMN Healthcare Services               540*
              44,400 Bio-Reference Laboratories          1,002*E
              11,500 Covance, Inc.                         723*
              15,500 Integra LifeSciences Holdings         596*
              24,400 LifeCell Corp.                        736*E
              16,100 MWI Veterinary Supply                 559*E
                                                      --------
                                                         4,156

             Number of Shares                       Market Value/+/
                                                    (000's omitted)

             Industrial (1.3%)
             25,000 Mobile Mini                        $    673*E

             Insurance (1.2%)
             12,100 ProAssurance Corp.                      609*E

             Internet (1.3%)
             38,900 ValueClick, Inc.                        687*

             Lodging (1.8%)
             14,700 Four Seasons Hotels                     928E

             Medical Equipment (5.3%)
             18,400 ArthroCare Corp.                        839*E
             17,500 Hologic, Inc.                           756*
             26,700 Immucor, Inc.                           555*
             13,900 ResMed Inc.                             565*
                                                       --------
                                                          2,715

             Medical Services (1.7%)
             44,000 Allscripts Healthcare Solutions         896*E

             Oil & Gas (6.9%)
             18,100 Arena Resources                         699*
             20,400 Oceaneering International               734*
             36,900 TETRA Technologies                    1,026*
             10,900 Ultra Petroleum                         541*
             15,300 World Fuel Services                     551E
                                                       --------
                                                          3,551

             Retail (3.8%)
             16,800 GameStop Corp. Class A                  734*E
             15,300 Tractor Supply                          652*
             16,500 Under Armour Class A                    568*E
                                                       --------
                                                          1,954

             Semiconductors (2.7%)
             13,600 Diodes Inc.                             509*
             25,000 Varian Semiconductor
                     Equipment                              883*
                                                       --------
                                                          1,392

             Software (9.4%)
             32,500 Advent Software                       1,064*E
             40,400 Aspen Technology                        451*E
             22,500 DealerTrack Holdings                    489*
             50,500 Informatica Corp.                       739*
             25,000 Open Solutions                          739*E
             26,450 THQ Inc.                                682*
             29,500 Ultimate Software Group                 667*
                                                       --------
                                                          4,831

             Technology (5.4%)
             31,500 aQuantive, Inc.                         781*
             11,300 Itron, Inc.                             633*E
             12,600 NovAtel Inc.                            555*
             16,300 Trimble Navigation                      798*E
                                                       --------
                                                          2,767

                                               NEUBERGER BERMAN AUGUST 31, 2006

Schedule of Investments Millennium Fund cont'd

                Number of Shares                 Market Value/+/
                                                 (000's omitted)

                Technology--Semiconductor (3.3%)
                19,900 Hittite Microwave            $    899*E
                28,700 Microsemi Corp.                   797*
                                                    --------
                                                       1,696

                Telecommunication Equipment (3.1%)
                15,000 Anixter International             817
                31,600 NICE-Systems ADR                  789*
                                                    --------
                                                       1,606

                Telecommunications--Wireless (2.5%)
                49,700 SBA Communications              1,279*

                Transportation (5.5%)
                32,900 Hub Group Class A                 767*
                19,100 Kirby Corp.                       560*
                12,600 Landstar System                   538
                30,825 Old Dominion Freight Line         984*E
                                                    --------
                                                       2,849

                Total Common Stocks
                (Cost $42,656)                        51,209

                 Number of Shares               Market Value/+/
                                                (000's omitted)

                 Short-Term Investments (28.1%)
                    356,465 Neuberger Berman
                             Prime Money Fund
                             Trust Class           $    357@
                 14,145,401 Neuberger Berman
                             Securities Lending
                             Quality Fund, LLC       14,145/++/
                                                   --------

                 Total Short-Term Investments
                 (Cost $14,502)                      14,502#
                                                   --------

                 Total Investments (127.4%)
                 (Cost $57,158)                      65,711##
                 Liabilities, less cash,
                  receivables and other assets
                  [(27.4%)]                         (14,148)
                                                   --------

                 Total Net Assets (100.0%)         $ 51,563
                                                   --------

See Notes to Schedule of Investments

Schedule of Investments Partners Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  TXU Corp.        2.4

                             2  Phelps Dodge     2.3

                             3  Terex Corp.      2.2

                             4  Berkshire
                                Hathaway Class
                                B                2.1

                             5  UnitedHealth
                                Group            2.1

                             6  American
                                International
                                Group            2.1

                             7  Canadian Natural
                                Resources        2.0

                             8  Joy Global       2.0

                             9  Centex Corp.     1.9

                            10  Cemex S.A. de
                                C.V. ADR         1.9

--------------------------------------------------------------------------------

              Number of Shares                     Market Value/+/
                                                   (000's omitted)

              Common Stocks (96.3%)

              Auto Related (2.6%)
              1,123,700 Harley-Davidson              $   65,748
                483,400 Johnson Controls                 34,771
                                                     ----------
                                                        100,519

              Banking & Financial (2.2%)
              2,291,490 Hudson City Bancorp              29,927E
                748,500 Merrill Lynch                    55,037E
                                                     ----------
                                                         84,964

              Building Materials (1.9%)
              2,532,624 Cemex S.A. de C.V. ADR           73,167*E

              Building, Construction & Furnishing (11.0%)
              1,444,900 Centex Corp.                     73,618E
              1,441,132 D.R. Horton                      31,604
              1,585,700 Home Depot                       54,374
              1,414,200 KB HOME                          60,471E
              1,518,200 Lennar Corp. Class A             68,076E
                119,000 NVR, Inc.                        61,124*
              1,081,300 Pulte Homes                      32,082E
              1,403,800 Toll Brothers                    37,088*E
                                                     ----------
                                                        418,437

              Coal (4.6%)
              2,110,000 Arch Coal                        69,103E
              1,153,600 Foundation Coal Holdings         41,437
              1,498,400 Peabody Energy                   66,034
                                                     ----------
                                                        176,574

              Consumer Discretionary (2.3%)
                805,675 Best Buy                         37,867
                604,000 Whirlpool Corp.                  48,869E
                                                     ----------
                                                         86,736

              Defense (1.2%)
                575,700 L-3 Communications
                         Holdings                        43,402

              Electric Utilities (2.8%)
                722,800 Exelon Corp.                     44,076E
              2,133,500 Mirant Corp.                     61,808*
                                                     ----------
                                                        105,884

              Financial Services (6.8%)
                 25,100 Berkshire Hathaway Class B       80,408*E
              1,772,488 Countrywide Financial            59,910
              1,583,500 General Electric                 53,934
                441,500 Goldman Sachs Group              65,629
                                                     ----------
                                                        259,881

              Health Care (10.4%)
              3,072,700 Boston Scientific                53,588*

             Number of Shares                      Market Value/+/
                                                   (000's omitted)
             1,014,000 Caremark Rx                   $   58,751
             1,138,300 Medtronic, Inc.                   53,386
             1,056,300 NBTY, Inc.                        33,654*E
             1,540,300 UnitedHealth Group                80,019
               849,200 WellPoint Inc.                    65,737*E
               757,800 Zimmer Holdings                   51,530*
                                                     ----------
                                                        396,665

             Industrial (1.5%)
             2,143,700 Chicago Bridge & Iron             57,901E

             Insurance (5.1%)
             1,851,000 Aetna Inc.                        68,987
             1,231,700 American International
                        Group                            78,607E
               542,800 Hartford Financial Services
                        Group                            46,605E
                                                     ----------
                                                        194,199

             Machinery & Equipment (5.7%)
               877,400 Caterpillar Inc.                  58,216
             1,746,059 Joy Global                        76,023
             1,913,000 Terex Corp.                       84,038*
                                                     ----------
                                                        218,277

             Manufacturing (0.5%)
               298,300 Eaton Corp.                       19,837

             Metals (2.3%)
               982,800 Phelps Dodge                      87,961

             Oil & Gas (16.7%)
               862,200 Anadarko Petroleum                40,446E
             1,453,100 Canadian Natural
                        Resources                        76,419
             1,199,100 Denbury Resources                 37,184*
               476,900 EOG Resources                     30,913
             1,065,100 Exxon Mobil                       72,075
               587,400 National-Oilwell Varco            38,357*E
               590,800 Petroleo Brasileiro ADR           52,971E
             1,214,750 Quicksilver Resources             45,699*E
             1,694,000 Southwestern Energy               58,189*
             2,585,100 Talisman Energy                   45,446E
               903,700 Valero Energy                     51,872
             1,299,300 Western Oil Sands Class A         34,678*
             1,152,366 XTO Energy                        52,744
                                                     ----------
                                                        636,993

             Pharmaceutical (1.7%)
             1,221,300 Shire PLC ADR                     62,592E

             Retail (3.6%)
             1,317,900 Federated Department
                        Stores                           50,054E
               882,800 J.C. Penney                       55,652
             1,176,500 TJX Cos.                          31,471E
                                                     ----------
                                                        137,177

                                               NEUBERGER BERMAN AUGUST 31, 2006

Schedule of Investments Partners Fund cont'd

             Number of Shares                      Market Value/+/
                                                   (000's omitted)

             Software (6.1%)
             3,056,100 Activision, Inc.              $   39,424*E
             2,250,100 Check Point Software
                        Technologies                     41,829*
             1,713,700 Microsoft Corp.                   44,025
             3,542,200 Oracle Corp.                      55,435*E
             2,809,268 Symantec Corp.                    52,365*E
                                                     ----------
                                                        233,078

             Technology (3.3%)
             1,512,500 Advanced Micro Devices            37,797*
             1,375,500 ASML Holding N.V.                 30,344*E
               998,800 Lexmark International Group       56,003*
                                                     ----------
                                                        124,144

             Transportation (1.6%)
             1,006,350 Frontline Ltd.                    41,069E
             1,047,659 Ship Finance International        21,142E
                                                     ----------
                                                         62,211

             Utilities (2.4%)
             1,396,700 TXU Corp.                         92,475E

             Total Common Stocks
             (Cost $3,110,841)                        3,673,074
                                                     ----------

            Number of Shares                        Market Value/+/
                                                    (000's omitted)

            Short-Term Investments (20.3%)
            137,003,145 Neuberger Berman Prime
                         Money Fund Trust
                         Class                        $  137,003@
            634,911,047 Neuberger Berman Securities
                         Lending Quality
                         Fund, LLC                       634,911/++/
                                                      ----------

            Total Short-Term Investments
            (Cost $771,914)                              771,914#
                                                      ----------

            Total Investments (116.6%)
            (Cost $3,882,755)                          4,444,988##
            Liabilities, less cash,
             receivables and other assets
             [(16.6%)]                                  (632,314)
                                                      ----------

            Total Net Assets (100.0%)                 $3,812,674
                                                      ----------

See Notes to Schedule of Investments

Schedule of Investments Real Estate Fund

--------------------------------------------------------------------------------
                            Top Ten Equity Holdings

                                Holding            %

                             1  Avalonbay
                                Communities      4.5

                             2  SL Green Realty  4.4

                             3  Equity Office
                                Properties Trust 4.3

                             4  ProLogis         4.2

                             5  Archstone-Smith
                                Trust            4.1

                             6  Public Storage   3.9

                             7  Host Hotels &
                                Resorts          3.8

                             8  Equity
                                Residential      3.8

                             9  Ventas, Inc.     3.4

                            10  iStar Financial  3.3

--------------------------------------------------------------------------------

             Number of Shares                       Market Value/+/
                                                    (000's omitted)

             Common Stocks (95.4%)

             Apartments (20.8%)
              66,200 Archstone-Smith Trust              $ 3,521
              32,200 Avalonbay Communities                3,896
              24,100 Camden Property Trust                1,870
              65,500 Equity Residential                   3,266
               6,800 Essex Property Trust                   853
              49,000 Home Properties                      2,787
              16,300 Mid-America Apartment
                      Communities                           985
              28,800 United Dominion Realty
                      Trust                                 879
                                                        -------
                                                         18,057

             Community Centers (2.7%)
              34,700 Regency Centers                      2,334

             Diversified (11.0%)
              51,200 Colonial Properties Trust            2,538
              68,500 iStar Financial                      2,872
             111,600 Spirit Finance                       1,267
              26,900 Vornado Realty Trust                 2,849
                                                        -------
                                                          9,526

             Health Care (9.3%)
              56,500 Health Care Property Investors       1,700
               9,400 Health Care REIT                       375
              85,800 Nationwide Health Properties         2,236
              57,500 OMEGA Healthcare Investors             849
              72,800 Ventas, Inc.                         2,916
                                                        -------
                                                          8,076

             Industrial (6.0%)
              35,500 First Industrial Realty Trust        1,538
              65,000 ProLogis                             3,670
                                                        -------
                                                          5,208

             Lodging (5.1%)
             145,588 Host Hotels & Resorts                3,282
              25,200 LaSalle Hotel Properties             1,107
                                                        -------
                                                          4,389

             Number of Shares                      Market Value/+/
                                                   (000's omitted)

             Office (26.5%)
                19,550 Alexandria Real Estate
                        Equities                       $ 1,916
               163,600 American Financial Realty
                        Trust                            1,876
                60,500 Brookfield Asset
                        Management Class A               2,709
                41,400 Brookfield Properties             1,451
               101,100 Equity Office Properties
                        Trust                            3,750
                46,200 Highwoods Properties              1,744
                54,000 Mack-Cali Realty                  2,870
                71,600 Maguire Properties                2,858
                34,200 SL Green Realty                   3,815
                                                       -------
                                                        22,989

             Office--Industrial (1.9%)
                42,400 Duke Realty                       1,610

             Regional Malls (8.2%)
                20,200 CBL & Associates Properties         823
                51,700 General Growth Properties         2,343
                10,100 Macerich Co.                        754
                23,800 Simon Property Group              2,018
                30,300 Taubman Centers                   1,221
                                                       -------
                                                         7,159

             Self Storage (3.9%)
                39,400 Public Storage                    3,414

             Total Common Stocks
             (Cost $68,770)                             82,762
                                                       -------

             Short-Term Investments (4.6%)
             3,939,616 Neuberger Berman Prime
                        Money Fund Trust Class
                        (Cost $3,940)                    3,940#@
                                                       -------

             Total Investments (100.0%)
             (Cost $72,710)                             86,702##
             Cash, receivables and other
              assets, less liabilities (0.0%)               12
                                                       -------

             Total Net Assets (100.0%)                 $86,714
                                                       -------

See Notes to Schedule of Investments

                                               NEUBERGER BERMAN AUGUST 31, 2006

Schedule of Investments Regency Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  TXU Corp.        2.7

                             2  Canadian Natural
                                Resources        2.3

                             3  Terex Corp.      2.3

                             4  Phelps Dodge     2.2

                             5  Coventry Health
                                Care             2.1

                             6  NBTY, Inc.       2.1

                             7  Joy Global       2.1

                             8  Whirlpool Corp.  1.9

                             9  Peabody Energy   1.9

                            10  Arch Coal        1.9

--------------------------------------------------------------------------------

                 Number of Shares              Market Value/+/
                                               (000's omitted)

                 Common Stocks (98.5%)

                 Aerospace (0.9%)
                  39,300 Embraer-Empresa
                          Brasileira de
                          Aeronautica ADR         $  1,517

                 Auto Related (4.0%)
                  78,150 Advance Auto Parts          2,354
                  46,900 Harley-Davidson             2,744
                  25,900 Johnson Controls            1,863
                                                  --------
                                                     6,961

                 Banking & Financial (2.9%)
                 207,500 Hudson City Bancorp         2,710
                  59,700 IndyMac Bancorp             2,334E
                                                  --------
                                                     5,044

                 Building, Construction & Furnishing (8.4%)
                  25,600 Beazer Homes USA            1,032E
                  61,800 Centex Corp.                3,149
                  91,500 Hovnanian Enterprises       2,424*E
                  43,200 KB HOME                     1,847E
                  37,000 Lennar Corp. Class A        1,659
                  44,800 Meritage Corp.              1,834*
                   4,300 NVR, Inc.                   2,209*
                  17,600 Pulte Homes                   522
                                                  --------
                                                    14,676

                 Coal (4.8%)
                 100,200 Arch Coal                   3,281
                  50,800 Foundation Coal
                          Holdings                   1,825
                  76,200 Peabody Energy              3,358
                                                  --------
                                                     8,464

                 Communications Equipment (1.4%)
                 216,700 Arris Group                 2,483*

                 Consumer Discretionary (1.9%)
                  42,000 Whirlpool Corp.             3,398

                 Defense (1.0%)
                  22,800 L-3 Communications
                          Holdings                   1,719

                 Electric Utilities (5.7%)
                  83,400 DPL Inc.                    2,319
                  56,000 Edison International        2,444
                  98,700 Mirant Corp.                2,859*E
                  46,000 NRG Energy                  2,329*
                                                  --------
                                                     9,951

                 Financial Services (1.4%)
                  18,500 Bear Stearns                2,412

             Number of Shares                       Market Value/+/
                                                    (000's omitted)

             Food & Beverage (1.9%)
              87,500 Constellation Brands              $  2,388*
              64,300 Tyson Foods                            947
                                                       --------
                                                          3,335

             Health Care (8.3%)
               3,500 Cooper Companies                       175
              69,400 Coventry Health Care                 3,764*
              11,800 Health Care Property Investors         355
              79,600 LifePoint Hospitals                  2,711*E
             116,600 NBTY, Inc.                           3,715*E
              67,800 Omnicare, Inc.                       3,072E
              20,700 Ventas, Inc.                           829
                                                       --------
                                                         14,621

             Industrial (2.6%)
             100,400 Chicago Bridge & Iron                2,712
              85,600 United Rentals                       1,854*
                                                       --------
                                                          4,566

             Insurance (5.0%)
              83,200 Aetna Inc.                           3,101
              13,200 CIGNA Corp.                          1,493
              89,500 Endurance Specialty Holdings         2,888
              30,700 PMI Group                            1,327
                                                       --------
                                                          8,809

             Machinery & Equipment (5.2%)
              83,250 Joy Global                           3,625
              33,100 Manitowoc Co.                        1,463E
              92,500 Terex Corp.                          4,063*E
                                                       --------
                                                          9,151

             Manufacturing (4.1%)
              29,500 Eaton Corp.                          1,962
              51,600 Ingersoll-Rand                       1,962
             101,300 Timken Co.                           3,245E
                                                       --------
                                                          7,169

             Metals (3.3%)
              52,400 Cleveland-Cliffs                     1,911
              43,500 Phelps Dodge                         3,893
                                                       --------
                                                          5,804

             Oil & Gas (12.6%)
              78,200 Canadian Natural Resources           4,113
              97,600 Denbury Resources                    3,027*E
              66,850 Quicksilver Resources                2,515*E
              77,800 Southwestern Energy                  2,672*
              11,500 Sunoco, Inc.                           827
             176,400 Talisman Energy                      3,101
             120,600 Williams Cos.                        2,970
              63,142 XTO Energy                           2,890
                                                       --------
                                                         22,115

Schedule of Investments Regency Fund cont'd

             Number of Shares                      Market Value/+/
                                                   (000's omitted)

             Pharmaceutical (1.7%)
              57,900 Shire PLC ADR                    $  2,967

             Real Estate (4.3%)
              37,400 Colonial Properties Trust           1,854E
              41,700 Developers Diversified
                      Realty                             2,256E
              26,900 First Industrial Realty Trust       1,166
              52,600 iStar Financial                     2,205
                                                      --------
                                                         7,481

             Retail (4.1%)
              56,100 Aeropostale, Inc.                   1,425*
             129,000 Hot Topic                           1,275*E
              77,500 Ross Stores                         1,898
              95,600 TJX Cos.                            2,557
                                                      --------
                                                         7,155

             Semiconductors (0.9%)
              45,500 International Rectifier             1,606*E

             Software (4.5%)
             159,300 Activision, Inc.                    2,055*E
             102,200 Check Point Software
                      Technologies                       1,900*
              84,200 McAfee Inc.                         1,917*E
             170,600 Take-Two Interactive
                      Software                           2,081*E
                                                      --------
                                                         7,953

             Technology (1.5%)
              46,600 Lexmark International Group         2,613*

             Telecommunications (0.9%)
              40,300 Amdocs Ltd.                         1,529*

             Number of Shares                       Market Value/+/
                                                    (000's omitted)

             Transportation (1.1%)
                 39,500 Frontline Ltd. ADR             $  1,611E
                  4,300 General Maritime                    162
                  7,075 Ship Finance International          143E
                                                       --------
                                                          1,916

             Utilities (4.0%)
                 60,400 National Fuel Gas                 2,305E
                 72,400 TXU Corp.                         4,794
                                                       --------
                                                          7,099

             Utilities, Electric & Gas (0.1%)
                  3,300 Entergy Corp.                       256

             Total Common Stocks
             (Cost $157,135)                            172,770
                                                       --------

             Short-Term Investments (19.4%)
              2,957,260 Neuberger Berman Prime
                         Money Fund Trust Class           2,957@
             30,986,801 Neuberger Berman Securities
                         Lending Quality
                         Fund, LLC                       30,987/++/
                                                       --------

             Total Short-Term Investments
             (Cost $33,944)                              33,944#
                                                       --------

             Total Investments (117.9%)
             (Cost $191,079)                            206,714##
             Liabilities, less cash,
              receivables and other assets
              [(17.9%)]                                 (31,392)
                                                       --------

             Total Net Assets (100.0%)                 $175,322
                                                       --------

See Notes to Schedule of Investments

                                               NEUBERGER BERMAN AUGUST 31, 2006

Schedule of Investments Socially Responsive Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding           %

                             1  Altera Corp.    5.2

                             2  Danaher Corp.   4.7

                             3  Texas
                                Instruments     4.7

                             4  E.W. Scripps    4.4

                             5  Willis Group
                                Holdings        4.3

                             6  Novo-Nordisk A/
                                S Class B       4.3

                             7  UnitedHealth
                                Group           4.0

                             8  Citigroup Inc.  4.0

                             9  State Street    3.8

                            10  National
                                Instruments     3.5

--------------------------------------------------------------------------------

                Number of Shares                 Market Value/+/
                                                 (000's omitted)

                Common Stocks (96.4%)

                Automotive (4.9%)
                  329,900 BorgWarner, Inc.          $ 18,709
                  154,100 Toyota Motor ADR            16,695E
                                                    --------
                                                      35,404

                Banking & Financial (6.7%)
                  633,900 Bank of New York            21,394
                  448,225 State Street                27,700
                                                    --------
                                                      49,094

                Business Services (2.7%)
                  336,350 Manpower Inc.               19,882

                Cable Systems (8.2%)
                  716,600 Comcast Corp. Class A
                           Special                    25,016*
                1,054,161 Liberty Global Class A      24,889*
                  416,761 Liberty Global Class C       9,619*
                                                    --------
                                                      59,524

                Consumer Discretionary (2.5%)
                  378,325 Target Corp.                18,307E

                Consumer Staples (1.2%)
                  179,725 Costco Wholesale             8,409

                Energy (2.0%)
                  212,625 BP PLC ADR                  14,469

                Financial Services (7.7%)
                  584,675 Citigroup Inc.              28,854
                  236,700 Freddie Mac                 15,054
                   81,600 Goldman Sachs Group         12,130E
                                                    --------
                                                      56,038

                Health Products & Services (4.0%)
                  558,300 UnitedHealth Group          29,004

                Industrial (6.9%)
                  224,525 3M Co.                      16,098
                  516,650 Danaher Corp.               34,249E
                                                    --------
                                                      50,347

                Insurance (5.8%)
                  461,050 Progressive Corp.           11,337
                  857,625 Willis Group Holdings       31,063
                                                    --------
                                                      42,400

                Life Science Tools & Supplies (1.4%)
                  157,725 Millipore Corp.             10,123*

                Media (6.7%)
                  696,150 E.W. Scripps                31,654
                  879,201 Liberty Media Holding
                           Interactive Class A        16,758*
                                                    --------
                                                      48,412

           Number of Shares                         Market Value/+/
                                                    (000's omitted)

           Oil & Gas (3.1%)
               184,519 Cimarex Energy                  $  7,067
               351,550 Newfield Exploration              15,201*
                                                       --------
                                                         22,268

           Pharmaceutical (7.7%)
               434,475 Novartis AG ADR                   24,817E
               417,750 Novo-Nordisk A/S
                        Class B                          30,888
                                                       --------
                                                         55,705

           Real Estate (1.3%)
               168,100 AMB Property                       9,385

           Technology (3.5%)
               921,651 National Instruments              25,585

           Technology--Semiconductor (9.9%)
             1,883,400 Altera Corp.                      38,101*
             1,038,250 Texas Instruments                 33,837
                                                       --------
                                                         71,938

           Technology--Semiconductor Capital
           Equipment (3.2%)
             1,650,550 Teradyne, Inc.                    23,174*

           Transportation (2.7%)
               464,000 Canadian National
                        Railway                          19,841

           Utilities (4.3%)
             2,060,763 National Grid                     25,034
               107,218 National Grid ADR                  6,529
                                                       --------
                                                         31,563

           Total Common Stocks
           (Cost $594,214)                              700,872
                                                       --------

           Short-Term Investments (5.0%)
            36,138,101 Neuberger Berman Securities
                        Lending Quality Fund, LLC
                        (Cost $36,138)                   36,138#/++/
                                                       --------

           Principal Amount

           Repurchase Agreements (3.6%)
           $26,452,000 State Street Bank and Trust
                        Co., Repurchase Agreement,
                        5.05%, due 9/1/06, dated
                        8/31/06, Maturity Value
                        $26,455,711, Collateralized
                        by $27,215,000 Federal
                        Home Loan Bank, 4.88%,
                        due 9/18/2009 (Collateral
                        Value $27,249,019)
                        (Cost $26,452)                   26,452#
                                                       --------

Schedule of Investments Socially Responsive Fund cont'd

                Principal Amount                 Market Value/+/
                                                 (000's omitted)

                Certificates of Deposit (0.1%)
                $100,000 Community Capital Bank,
                          4.15%, due 9/30/06        $    100
                 100,000 Self Help Credit Union,
                          4.64%, due 11/16/06            100
                 100,000 Shorebank Chicago,
                          4.30%, due 11/01/06            100
                 100,000 Shorebank Pacific,
                          4.38%, due 11/02/06            100
                                                    --------

                Total Certificates of Deposit
                (Cost $400)                              400#
                                                    --------

                Total Investments (105.1%)
                (Cost $657,204)                      763,862##
                Liabilities, less cash,
                 receivables and other assets
                 [(5.1%)]                            (37,211)
                                                    --------

                Total Net Assets (100.0%)           $726,651
                                                    --------

See Notes to Schedule of Investments

                                               NEUBERGER BERMAN AUGUST 31, 2006

Notes to Schedule of Investments


/+/Investments in equity securities by each fund are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices, with the exception of securities held by Neuberger Berman International Fund ("International"), Neuberger Berman International Large Cap Fund ("International Large Cap") and Neuberger Berman International Institutional Fund ("International Institutional"), which are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the funds at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The funds value all other securities including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Equity Funds (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the funds' foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the funds could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
#  At cost, which approximates market value.

Notes to Schedule of Investments cont'd

## At August 31, 2006, selected fund information on a U.S. federal income tax basis was as follows:

                                                   Gross        Gross          Net
(000's omitted)                               Unrealized   Unrealized   Unrealized
Neuberger Berman                       Cost Appreciation Depreciation Appreciation
Century Fund                     $    9,476   $    1,183     $    145   $    1,038
Fasciano Fund                       545,664      108,880       22,600       86,280
Focus Fund                        1,017,088      349,443       10,058      339,385
Genesis Fund                      7,323,806    3,884,558      129,205    3,755,353
Guardian Fund                     1,288,901      379,424        4,621      374,803
International Fund                1,707,776      260,373       92,677      167,696
International Institutional Fund    622,841       55,814       25,973       29,841
International Large Cap Fund          6,640          152           62           90
Manhattan Fund                      375,612      108,592        2,399      106,193
Millennium Fund                      57,168        9,117          574        8,543
Partners Fund                     3,884,834      661,142      100,988      560,154
Real Estate Fund                     72,757       13,945           --       13,945
Regency Fund                        191,468       24,943        9,697       15,246
Socially Responsive Fund            657,331      110,863        4,332      106,531

*  Non-income producing security.
n Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At August 31, 2006, these securities amounted to $8,505,000 or 0.5% of net assets for International and $2,433,000 or 0.4% of net assets for International Institutional.
N Restricted security subject to restrictions on resale under federal securities laws. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. Each fund will bear any costs incurred in connection with the disposition of such securities. These securities have been deemed by the investment manager to be liquid. The list below does not include other securities registered under Rule 144A, which may also be deemed to be restricted.

                                                        Acquisition
                                                               Cost
                                                         Percentage                     Value
                                                          of Fund's             Percentage of
                                                         Net Assets       Value        Fund's
                                                              as of       as of Net Assets as
(000's omitted)      Restricted Acquisition Acquisition Acquisition  August 31, of August 31,
Neuberger Berman     Securities        Date        Cost        Date        2006          2006
Genesis Fund       Flint Energy
                   Services       4/21/2006      $3,827        0.03%     $4,411          0.04%
International Fund Great
                   Canadian
                   Gaming         1/24/2006       3,387        0.27       2,174          0.12
International      Great
Institutional Fund Canadian
                   Gaming         1/24/2006          96        0.03          62          0.01

                                               NEUBERGER BERMAN AUGUST 31, 2006

Notes to Schedule of Investments cont'd


E All or a portion of this security is on loan (see Note A of Notes to Financial Statements).
^  Affiliated issuer (see Notes A & F of Notes to Financial Statements).
@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the fund and because, at times, the fund may own 5% or more of the outstanding voting securities of Prime Money.
/++/Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the fund (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements

Statements of Assets and Liabilities

                                                                                               ------------------

Neuberger Berman Equity Funds                                                                    Century Fasciano
(000's omitted except per share amounts)                                                            Fund     Fund
Assets
   Investments in securities, at market value*/+/ (Notes A & F)-see Schedule of Investments:
   Unaffiliated issuers                                                                        $ 10,334  $496,266
   Affiliated issuers                                                                               180   135,678
                                                                                                 10,514   631,944
   Cash                                                                                              --        --
   Foreign currency                                                                                  --        --
   Dividends and interest receivable                                                                 17       334
   Receivable for securities sold                                                                   301     4,586
   Receivable for Fund shares sold                                                                   --       657
   Receivable from administrator-net (Note B)                                                         5        --
   Receivable for securities lending income (Note A)                                                 --       522
   Prepaid expenses and other assets                                                                 --        12
Total Assets                                                                                     10,837   638,055
Liabilities
   Due to custodian                                                                                  --        20
   Payable for collateral on securities loaned (Note A)                                              --   117,879
   Payable for securities purchased                                                                 399       217
   Payable for Fund shares redeemed                                                                  26       747
   Payable for organization costs (Note A)                                                           --        --
   Payable to investment manager-net (Notes A & B)                                                    5       367
   Payable to administrator-net (Note B)                                                             --        74
   Payable for securities lending fees (Note A)                                                      --       520
   Accrued expenses and other payables                                                               49       257
Total Liabilities                                                                                   479   120,081
Net Assets at value                                                                            $ 10,358  $517,974
Net Assets consist of:
   Paid-in capital                                                                             $ 43,612  $405,626
   Undistributed net investment income (loss)                                                        --        --
   Accumulated net realized gains (losses) on investments                                       (34,419)   26,068
   Net unrealized appreciation (depreciation) in value of investments                             1,165    86,280
Net Assets at value                                                                            $ 10,358  $517,974
Net Assets
   Investor Class                                                                              $ 10,358  $484,540
   Trust Class                                                                                       --        --
   Advisor Class                                                                                     --    33,434
   Institutional Class                                                                               --        --
Shares Outstanding ($.001 par value; unlimited shares authorized)
   Investor Class                                                                                 1,589    11,578
   Trust Class                                                                                       --        --
   Advisor Class                                                                                     --     3,020
   Institutional Class                                                                               --        --
Net Asset Value, offering and redemption price per share
   Investor Class                                                                              $   6.52  $  41.85
   Trust Class                                                                                       --        --
   Advisor Class                                                                                     --     11.07
   Institutional Class                                                                               --        --
/+/Securities on loan, at market value:
   Unaffiliated issuers                                                                        $     --  $114,684
*Cost of investments:
   Unaffiliated issuers                                                                        $  9,169  $409,986
   Affiliated issuers                                                                               180   135,678
Total cost of investments                                                                      $  9,349  $545,664
Total cost of foreign currency                                                                 $     --  $     --

See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2006


------------------------------------------------------------------------------------------------------------

                                      International      International  International  Manhattan Millennium
Focus Fund Genesis Fund Guardian Fund          Fund Institutional Fund Large Cap Fund       Fund       Fund
$1,199,151  $ 4,906,848    $1,513,687    $1,738,649           $557,203         $5,878 $ 357,640   $  51,209
   157,322    6,172,311       150,017       136,823             95,479            852   124,165      14,502
 1,356,473   11,079,159     1,663,704     1,875,472            652,682          6,730   481,805      65,711
        --            1            --            --                 --             --        --          --
        --           --         1,857        19,926              5,016             --        32          --
     1,645        7,978         1,212         2,569                978              9       271          15
    14,047       44,372            --        21,133              6,747             43     2,245         846
       129       10,995           293         2,651              1,057            247        40           2
        --           --            --            --                 66            163        --          56
       334           --           522           645                177             --       452          56
        21          212            54            31                  3             --         9           1
 1,372,649   11,142,717     1,667,642     1,922,427            666,726          7,192   484,854      66,687
        --           --            --            --                 --             --        --          --
   127,414           --        86,066       123,667             36,974             --   119,746      14,145
     8,874        7,862            --         2,850              1,119            790        --         792
       622        9,849           962         1,113                368             --       126          16
        --           --            --            --                 --             94        --          --
       516        6,140           641         1,202                431              2       166          37
       302        3,133           374           504                 --             --        79          --
       560           --           487           549                140             --       435          51
       316          665           411           278                106             72       187          83
   138,604       27,649        88,941       130,163             39,138            958   120,739      15,124
$1,234,045  $11,115,068    $1,578,701    $1,792,264           $627,588         $6,234 $ 364,115   $  51,563
$  748,068  $ 6,698,714    $1,113,989    $1,492,331           $580,636         $6,128 $ 595,616   $ 156,137
     4,363           --         1,976        12,481              4,627              2        --          --
   140,022      659,681        87,577       119,169             12,373             15  (338,126)   (113,127)
   341,592    3,756,673       375,159       168,283             29,952             89   106,625       8,553
$1,234,045  $11,115,068    $1,578,701    $1,792,264           $627,588         $6,234 $ 364,115   $  51,563
$1,093,066  $ 1,901,116    $1,416,964    $  921,391           $     --         $   -- $ 356,726   $  46,909
   112,848    5,970,867       160,463       870,873                 --          6,234     6,585       2,486
    28,131      617,430         1,274            --                 --             --       804       2,168
        --    2,625,655            --            --            627,588             --        --          --
    31,865       54,444        76,029        38,031                 --             --    43,649       3,126
     4,479      119,688        10,942        32,844                 --            612       525         151
     1,601       21,217            77            --                 --             --        62         196
        --       54,753            --            --             49,474             --        --          --
$    34.30  $     34.92    $    18.64    $    24.23           $     --         $   -- $    8.17   $   15.01
     25.19        49.89         14.66         26.52                 --          10.19     12.53       16.52
     17.57        29.10         16.48            --                 --             --     12.96       11.07
        --        47.95            --            --              12.69             --        --          --
$  123,477  $        --    $   83,271    $  117,663           $ 35,070         $   -- $ 116,065   $  13,617
$  868,463  $ 2,999,145    $1,138,544    $1,570,365           $527,251         $5,788 $ 251,016   $  42,656
   146,418    4,323,341       150,017       136,823             95,479            852   124,165      14,502
$1,014,881  $ 7,322,486    $1,288,561    $1,707,188           $622,730         $6,640 $ 375,181   $  57,158
$       --  $        --    $    1,841    $   19,907           $  5,009         $   -- $      31   $      --

Statements of Assets and Liabilities cont'd

                                                                        ----------------------------------------------------

Neuberger Berman Equity Funds                                             Partners Real Estate   Regency Socially Responsive
(000's omitted except per share amounts)                                      Fund        Fund      Fund                Fund
Assets
   Investments in securities, at market value*/+/ (Notes A & F)-see
   Schedule of Investments:
   Unaffiliated issuers                                                 $3,673,074     $82,762 $172,770             $727,724
   Affiliated issuers                                                      771,914       3,940   33,944               36,138
                                                                         4,444,988      86,702  206,714              763,862
   Cash                                                                         --          --       --                    1
   Foreign currency                                                          1,262          --       --                  990
   Dividends and interest receivable                                         6,695          74      275                  354
   Receivable for securities sold                                            8,301         372    1,783                   --
   Receivable for Fund shares sold                                           3,584         824      298                2,616
   Receivable from administrator-net (Note B)                                   --          50       --                   --
   Receivable for securities lending income (Note A)                         2,735          --      151                  196
   Prepaid expenses and other assets                                            77           1        3                   12
Total Assets                                                             4,467,642      88,023  209,224              768,031
Liabilities
   Due to custodian                                                             --          --       --                   --
   Payable for collateral on securities loaned (Note A)                    634,911          --   30,987               36,138
   Payable for securities purchased                                         10,146       1,150    2,437                4,048
   Payable for Fund shares redeemed                                          4,198          20      159                  349
   Payable for organization costs (Note A)                                      --          --       --                   --
   Payable to investment manager-net (Notes A & B)                           1,406          58       81                  315
   Payable to administrator-net (Note B)                                     1,193          --       23                  202
   Payable for securities lending fees (Note A)                              2,720          --      134                  194
   Accrued expenses and other payables                                         394          81       81                  134
Total Liabilities                                                          654,968       1,309   33,902               41,380
Net Assets at value                                                     $3,812,674     $86,714 $175,322             $726,651
Net Assets consist of:
   Paid-in capital                                                      $3,168,883     $66,475 $159,698             $616,955
   Undistributed net investment income (loss)                               17,000          --      682                  437
   Accumulated net realized gains (losses) on investments                   64,512       6,247     (693)               2,575
   Net unrealized appreciation (depreciation) in value of investments      562,279      13,992   15,635              106,684
Net Assets at value                                                     $3,812,674     $86,714 $175,322             $726,651
Net Assets
   Investor Class                                                       $2,106,711     $    -- $111,091             $487,492
   Trust Class                                                             970,458      86,714   64,231              239,159
   Advisor Class                                                           604,985          --       --                   --
   Institutional Class                                                     130,520          --       --                   --
Shares Outstanding ($.001 par value; unlimited shares authorized)
   Investor Class                                                           73,378          --    6,725               20,418
   Trust Class                                                              43,842       5,526    4,459               14,470
   Advisor Class                                                            31,542          --       --                   --
   Institutional Class                                                       4,544          --       --                   --
Net Asset Value, offering and redemption price per share
   Investor Class                                                       $    28.71     $    -- $  16.52             $  23.88
   Trust Class                                                               22.14       15.69    14.41                16.53
   Advisor Class                                                             19.18          --       --                   --
   Institutional Class                                                       28.72          --       --                   --
/+/Securities on loan, at market value:
   Unaffiliated issuers                                                 $  616,267     $    -- $ 29,877             $ 35,004
*Cost of investments:
   Unaffiliated issuers                                                 $3,110,841     $68,770 $157,135             $621,066
   Affiliated issuers                                                      771,914       3,940   33,944               36,138
Total cost of investments                                               $3,882,755     $72,710 $191,079             $657,204
Total cost of foreign currency                                          $    1,216     $    -- $     --             $    963

See Notes to Financial Statements

                  This page has been left blank intentionally

Statements of Operations

                                                                       ---------------------------------------------------

Neuberger Berman Equity Funds                                          Century   Fasciano      Focus    Genesis  Guardian
                                                                          Fund       Fund       Fund       Fund      Fund
(000's omitted)
Investment Income
Income (Note A):
Dividend income--unaffiliated issuers                                    $ 129  $  3,539  $  15,208  $  41,880  $ 19,431
Dividend income--affiliated issuers (Note F)                                --        --         --     38,016        --
Interest income--unaffiliated issuers                                       --         3         --        273         6
Income from securities loaned*                                              --        23        222          2       315
Income from investments in affiliated issuers (Note F)                       3     1,533      1,260     19,627     2,018
Foreign taxes withheld                                                      (1)      (20)      (475)      (330)     (289)
Total income                                                               131     5,078     16,215     99,468    21,481
Expenses:
Investment management fee (Notes A & B)                                     59     4,679      6,532     75,391     7,750
Administration fee (Note B)                                                  6       331        788      6,844       953
Administration fee (Note B):
    Investor Class                                                          22       467      2,277      3,840     2,842
    Trust Class                                                             --        --        482     22,742       566
    Advisor Class                                                           --       113        109      2,371         3
    Institutional Class                                                     --        --         --      1,891        --
Distribution fees (Note B):
    Trust Class                                                             --        --        142         --       166
    Advisor Class                                                           --        83         80      1,743         3
Shareholder servicing agent fees:
    Investor Class                                                          41       653        740      1,280     1,258
    Trust Class                                                             --        --         23         41        22
    Advisor Class                                                           --        22         21         28        20
    Institutional Class                                                     --        --         --         21        --
Organization expense (Note A)                                               --        --         --         --        --
Audit fees                                                                  16        55         55         55        55
Custodian fees (Note B)                                                     30       165        271      1,638       312
Insurance expense                                                            1        26         80        465        85
Legal fees                                                                  28        32         38         25        30
Registration and filing fees                                                29        75         67        515        92
Reimbursement of expenses previously assumed by administrator (Note B)      --        --         --        125        --
Shareholder reports                                                          7        74        120        948       135
Trustees' fees and expenses                                                 31        31         31         31        31
Miscellaneous                                                                2        42         86        298       103
Total expenses                                                             272     6,848     11,942    120,292    14,426
Expenses reimbursed by administrator (Note B)                             (110)      (49)        --         --       (16)
Investment management fee waived (Note A)                                   --       (30)       (22)      (356)      (36)
Expenses reduced by custodian fee expense offset and commission
 recapture arrangements (Note B)                                            (2)      (40)       (70)      (373)      (92)
Total net expenses                                                         160     6,729     11,850    119,563    14,282
Net investment income (loss)                                               (29)   (1,651)     4,365    (20,095)    7,199
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
    Sales of investment securities of unaffiliated issuers                 998    32,017    284,104    493,620   170,472
    Sales of investment securities of affiliated issuers                    --        --      9,258    235,122        --
    Foreign currency                                                        --        --         --         --       (91)
Change in net unrealized appreciation (depreciation) in value of:
    Unaffiliated investment securities                                    (428)  (34,467)  (150,300)  (449,807)  (69,594)
    Affiliated investment securities                                        --        --    (60,891)   267,121        --
    Foreign currency                                                        --        --         --         --        16
Net gain (loss) on investments                                             570    (2,450)    82,171    546,056   100,803
Net increase (decrease) in net assets resulting from operations          $ 541  $ (4,101) $  86,536  $ 525,961  $108,002
*Income from securities loaned-affiliated issuers (Note F)               $  --  $     23  $  (1,251) $       2  $    315

                                                                       --------------

Neuberger Berman Equity Funds                                          International
                                                                                Fund
(000's omitted)
Investment Income
Income (Note A):
Dividend income--unaffiliated issuers                                       $ 33,030
Dividend income--affiliated issuers (Note F)                                      --
Interest income--unaffiliated issuers                                             26
Income from securities loaned*                                                   862
Income from investments in affiliated issuers (Note F)                         2,484
Foreign taxes withheld                                                        (1,879)
Total income                                                                  34,523
Expenses:
Investment management fee (Notes A & B)                                       11,068
Administration fee (Note B)                                                      836
Administration fee (Note B):
    Investor Class                                                             1,593
    Trust Class                                                                2,026
    Advisor Class                                                                 --
    Institutional Class                                                           --
Distribution fees (Note B):
    Trust Class                                                                   --
    Advisor Class                                                                 --
Shareholder servicing agent fees:
    Investor Class                                                               643
    Trust Class                                                                  136
    Advisor Class                                                                 --
    Institutional Class                                                           --
Organization expense (Note A)                                                     --
Audit fees                                                                        55
Custodian fees (Note B)                                                        1,036
Insurance expense                                                                 25
Legal fees                                                                        43
Registration and filing fees                                                     203
Reimbursement of expenses previously assumed by administrator (Note B)           126
Shareholder reports                                                              113
Trustees' fees and expenses                                                       31
Miscellaneous                                                                     80
Total expenses                                                                18,014
Expenses reimbursed by administrator (Note B)                                     --
Investment management fee waived (Note A)                                        (46)
Expenses reduced by custodian fee expense offset and commission
 recapture arrangements (Note B)                                                (165)
Total net expenses                                                            17,803
Net investment income (loss)                                                  16,720
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
    Sales of investment securities of unaffiliated issuers                   131,117
    Sales of investment securities of affiliated issuers                          --
    Foreign currency                                                          (2,059)
Change in net unrealized appreciation (depreciation) in value of:
    Unaffiliated investment securities                                        60,502
    Affiliated investment securities                                              --
    Foreign currency                                                              78
Net gain (loss) on investments                                               189,638
Net increase (decrease) in net assets resulting from operations             $206,358
*Income from securities loaned-affiliated issuers (Note F)                  $  4,299

** Period from August 1, 2006 (Commencement of Operations) to August 31, 2006.

See Notes to Financial Statements

                            NEUBERGER BERMAN FOR THE YEAR ENDED AUGUST 31, 2006


------------------------------------------------------------------------------------------------

International  International                                                           Socially
Institutional      Large Cap  Manhattan  Millennium   Partners Real Estate  Regency  Responsive
         Fund         Fund**       Fund        Fund       Fund        Fund     Fund        Fund
      $ 7,919          $   6    $ 2,028     $   111  $ 50,848      $ 1,379   $2,586     $ 7,055
           --             --         --          --        --           --       --          --
           37              3         --          --        10           --       --         956
          236             --        226          63       137           --      188          21
          851              3        257          25     3,324          100      256          --
         (480)            --         (8)         --      (306)          (5)      (9)       (161)
        8,563             12      2,503         199    54,013        1,474    3,021       7,871
        2,743              3      2,005         465    14,868          504      895       3,141
          195             --        222          33     1,958           36       98         354
           --             --        723          99     4,154           --      219         807
           --              2         24          11     2,764          201      181         637
           --             --          4           6     1,256           --       --          --
          292             --         --          --         3           --       --          --
           --             --         --           3       813           59       53          --
           --             --          3           4       924           --       --         187
           --             --        526         110     1,346           --      115         343
           --              2         21          20        27           34       33          44
           --             --         20          20        22           --       --          --
           10             --         --          --         5           --       --          --
           --             94         --          --        --           --       --          --
           39             19         11          14        55           58       18          18
          380              8        147          82       508           48      103         185
            4             --         19           3       110            2        5          20
           83              5         31          91        53           69       53          37
           97             29         69          65       297           78      103          70
           --             --         --          --        --           --       --          --
           13              6         36          14       208           14       22          56
           32              3         31          31        31           31       31          31
            8              1         24           4       157            5       11          31
        3,896            172      3,916       1,075    29,559        1,139    1,940       5,961
       (1,114)          (166)       (17)       (194)      (10)        (478)     (39)         --
          (15)            --         (5)         --       (62)          (2)      (5)         --
           (1)            --        (29)        (16)     (233)         (10)     (17)        (48)
        2,766              6      3,865         865    29,254          649    1,879       5,913
        5,797              6     (1,362)       (666)   24,759          825    1,142       1,958
       12,668             15     36,120       5,700   137,489        7,425      352       9,362
           --             --         --          --        --           --       --          --
         (792)            (4)        --          --       (27)          --       --          (3)
       27,028             90     (2,111)     (2,162)  (17,485)       7,280    1,198      35,346
           --             --         --          --        --           --       --          --
           --             (1)         1          --        46           --       --          24
       38,904            100     34,010       3,538   120,023       14,705    1,550      44,729
      $44,701          $ 106    $32,648     $ 2,872  $144,782      $15,530   $2,692     $46,687
      $   731          $  --    $ 2,232     $   464  $    137      $    --   $  772     $    21

Statements of Changes in Net Assets

                                                                         CENTURY FUND            FASCIANO FUND
                                                                    -----------------------------------------------

Neuberger Berman Equity Funds                                             Year        Year        Year        Year
                                                                         Ended       Ended       Ended       Ended
                                                                    August 31,  August 31,  August 31,  August 31,
                                                                          2006        2005        2006        2005
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                           $   (29)    $    10   $  (1,651)   $   (684)
Net realized gain (loss) on investments                                    998         725      32,017      14,948
Net increase from payments by affiliates (Note B)                           --          --          --          --
Change in net unrealized appreciation (depreciation) of investments       (428)        770     (34,467)     44,990
Net increase (decrease) in net assets resulting from operations            541       1,505      (4,101)     59,254
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class                                                             (10)         --          --          --
Trust Class                                                                 --          --          --          --
Advisor Class                                                               --          --          --          --
Institutional Class                                                         --          --          --          --
Net realized gain on investments:
Investor Class                                                              --          --     (19,063)    (13,637)
Trust Class                                                                 --          --          --          --
Advisor Class                                                               --          --      (1,148)       (688)
Institutional Class                                                         --          --          --          --
Total distributions to shareholders                                        (10)         --     (20,211)    (14,325)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class                                                             986       1,176     123,938     196,782
Trust Class                                                                 --          --          --          --
Advisor Class                                                               --          --      15,976      18,052
Institutional Class                                                         --          --          --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                              10          --      18,288      13,182
Trust Class                                                                 --          --          --          --
Advisor Class                                                               --          --         936         531
Institutional Class                                                         --          --          --          --
Payments for shares redeemed:
Investor Class                                                          (2,384)     (5,790)   (155,513)    (96,898)
Trust Class                                                                 --          --          --          --
Advisor Class                                                               --          --     (12,607)     (8,725)
Institutional Class                                                         --          --          --          --
Redemption fees retained (Note A):
Investor Class                                                              --          --          --          --
Trust Class                                                                 --          --          --          --
Institutional Class                                                         --          --          --          --
Net increase (decrease) from Fund share transactions                    (1,388)     (4,614)     (8,982)    122,924
Net Increase (Decrease) in Net Assets                                     (857)     (3,109)    (33,294)    167,853
Net Assets:
Beginning of year                                                       11,215      14,324     551,268     383,415
End of year                                                            $10,358     $11,215   $ 517,974    $551,268
Undistributed net investment income (loss) at end of year              $    --     $    10   $      --    $     --

See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2006


      FOCUS FUND              GENESIS FUND             GUARDIAN FUND        INTERNATIONAL FUND
-------------------------------------------------------------------------------------------------

       Year        Year         Year         Year        Year        Year        Year       Year
      Ended       Ended        Ended        Ended       Ended       Ended       Ended      Ended
 August 31,  August 31,   August 31,   August 31,  August 31,  August 31,  August 31, August 31,
       2006        2005         2006         2005        2006        2005        2006       2005
$    4,365  $    8,142  $   (20,095) $   (23,311) $    7,199  $   12,742  $   16,720    $  3,125
   293,362     142,840      728,742      202,746     170,381     167,323     129,058      30,914
        --          --           --           --          --          --          --          --
  (211,191)     89,278     (182,686)   2,022,992     (69,578)    127,811      60,580      85,200
    86,536     240,260      525,961    2,202,427     108,002     307,876     206,358     119,239
    (7,182)     (3,014)          --           --      (9,488)     (4,178)     (3,846)     (1,423)
      (908)       (142)          --           --        (913)       (426)     (1,296)       (110)
        --          --           --           --          --          --          --          --
        --          --           --           --          --          --          --          --
  (151,927)         --      (42,234)     (44,416)         --          --     (22,582)         --
   (20,727)         --     (149,678)    (141,102)         --          --     (13,284)         --
    (4,380)         --      (15,383)     (14,730)         --          --          --          --
        --          --      (44,310)     (33,162)         --          --          --          --
  (185,124)     (3,156)    (251,605)    (233,410)    (10,401)     (4,604)    (41,008)     (1,533)
    41,544      26,413      324,066      313,218      85,074      45,553     645,135     264,123
    27,283      30,423    1,497,975    1,881,182      30,627      33,065     751,747     208,499
     9,005      12,205      204,942      211,545         970         602          --          --
        --          --    1,125,031      694,986          --          --          --          --
   139,895       2,659       39,720       41,444       8,786       3,863      24,086       1,287
    21,474         141      146,095      138,315         902         421      11,417          95
     4,321          --       15,068       14,373          --          --          --          --
        --          --       43,379       32,018          --          --          --          --
  (190,577)   (232,753)    (332,430)    (216,818)   (179,975)   (197,631)   (300,797)    (60,424)
  (112,163)   (149,081)  (2,174,412)    (938,596)    (60,775)   (175,561)   (193,754)    (21,646)
   (18,194)    (24,942)    (277,450)    (126,687)       (328)     (7,754)         --          --
        --          --     (392,380)    (154,117)         --          --          --          --
        --          --           --           --          --          --         222         137
        --          --           --           --          --          --         173          41
        --          --           --           --          --          --          --          --
   (77,412)   (334,935)     219,604    1,890,863    (114,719)   (297,442)    938,229     392,112
  (176,000)    (97,831)     493,960    3,859,880     (17,118)      5,830   1,103,579     509,818
 1,410,045   1,507,876   10,621,108    6,761,228   1,595,819   1,589,989     688,685     178,867
$1,234,045  $1,410,045  $11,115,068  $10,621,108  $1,578,701  $1,595,819  $1,792,264    $688,685
$    4,363  $    8,088  $        --  $        --  $    1,976  $    6,538  $   12,481    $  2,962

Statements of Changes in Net Assets cont'd

                                                                            INTERNATIONAL            INTERNATIONAL
                                                                          INSTITUTIONAL FUND           LARGE CAP
                                                                                                         FUND
                                                                    ------------------------------------------------


                                                                                      Period from        Period from
                                                                                    June 17, 2005     August 1, 2006
                                                                          Year      (Commencement      (Commencement
Neuberger Berman Equity Funds                                            Ended  of Operations) to  of Operations) to
                                                                    August 31,         August 31,         August 31,
                                                                          2006               2005               2006
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                          $  5,797            $     9             $    6
Net realized gain (loss) on investments                                 11,876                300                 11
Net increase from payments by affiliates (Note B)                           --                 --                 --
Change in net unrealized appreciation (depreciation) of investments     27,028              2,924                 89
Net increase (decrease) in net assets resulting from operations         44,701              3,233                106
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class                                                              --                 --                 --
Trust Class                                                                 --                 --                 --
Advisor Class                                                               --                 --                 --
Institutional Class                                                       (364)                --                 --
Net realized gain on investments:
Investor Class                                                              --                 --                 --
Trust Class                                                                 --                 --                 --
Advisor Class                                                               --                 --                 --
Institutional Class                                                       (618)                --                 --
Total distributions to shareholders                                       (982)                --                 --
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class                                                              --                 --                 --
Trust Class                                                                 --                 --              6,128
Advisor Class                                                               --                 --                 --
Institutional Class                                                    570,726             40,986                 --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                              --                 --                 --
Trust Class                                                                 --                 --                 --
Advisor Class                                                               --                 --                 --
Institutional Class                                                        956                 --                 --
Payments for shares redeemed:
Investor Class                                                              --                 --                 --
Trust Class                                                                 --                 --                 --
Advisor Class                                                               --                 --                 --
Institutional Class                                                    (30,035)            (2,004)                --
Redemption fees retained (Note A):
Investor Class                                                              --                 --                 --
Trust Class                                                                 --                 --                 --
Institutional Class                                                          7                 --                 --
Net increase (decrease) from Fund share transactions                   541,654             38,982              6,128
Net Increase (Decrease) in Net Assets                                  585,373             42,215              6,234
Net Assets:
Beginning of year                                                       42,215                 --                 --
End of year                                                           $627,588            $42,215             $6,234
Undistributed net investment income (loss) at end of year             $  4,627            $   (14)            $    2

See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2006


         MANHATTAN FUND         MILLENNIUM FUND           PARTNERS FUND        REAL ESTATE FUND


-----------------------------------------------------------------------------------------------


      Year        Year        Year        Year         Year        Year       Year        Year
     Ended       Ended       Ended       Ended        Ended       Ended      Ended       Ended
August 31,  August 31,  August 31,  August 31,   August 31,  August 31, August 31,  August 31,
      2006        2005        2006        2005         2006        2005       2006        2005
  $ (1,362)   $ (2,225)   $   (666)   $   (726) $   24,759  $   15,171    $    825    $    600
    36,120      28,904       5,700      11,344     137,462     193,673       7,425       8,314
        --          --          --          --          --           3          --          --
    (2,110)     54,412      (2,162)      3,268     (17,439)    346,492       7,280       1,094
    32,648      81,091       2,872      13,886     144,782     555,339      15,530      10,008
        --          --          --          --     (18,699)     (9,950)         --          --
        --          --          --          --      (3,780)     (1,825)       (884)       (644)
        --          --          --          --        (104)        (59)         --          --
        --          --          --          --          --          --          --          --
       --           --          --          --     (91,158)         --          --          --
        --          --          --          --     (30,219)         --      (7,683)     (7,494)
        --          --          --          --      (7,184)         --          --          --
        --          --          --          --          --          --          --          --
        --          --          --          --    (151,144)    (11,834)     (8,567)     (8,138)
    22,003       4,069      18,706       4,835     671,050     282,513          --          --
     3,097       6,965       2,919         489     722,239     237,707      45,161      16,556
       940          82       1,556         488     618,254      84,149          --          --
        --          --          --          --     129,720          --          --          --
        --          --          --          --     105,591       9,505          --          --
        --          --          --          --      33,464       1,800       7,436       6,905
        --          --          --          --       5,950          56          --          --
        --          --          --          --          --          --          --          --
  (39,487)     (46,683)    (19,440)    (16,030)   (499,993)   (174,905)         --          --
    (4,667)    (11,060)     (3,433)     (1,218)   (316,714)    (96,506)    (19,629)    (18,627)
    (1,370)     (1,340)       (372)       (170)    (95,087)    (20,835)         --          --
        --          --          --          --        (750)         --          --          --
        --          --          --          --          --          --          --          --
        --          --          --          --          --          --          20           5
        --          --          --          --          --          --          --          --
   (19,484)    (47,967)        (64)    (11,606)  1,373,724     323,484      32,988       4,839
    13,164      33,124       2,808       2,280   1,367,362     866,989      39,951       6,709
   350,951     317,827      48,755      46,475   2,445,312   1,578,323      46,763      40,054
  $364,115    $350,951    $ 51,563    $ 48,755  $3,812,674  $2,445,312    $ 86,714    $ 46,763
  $     --    $     --    $     --    $     --  $   17,000  $   15,138    $     --    $     --

Statements of Changes in Net Assets cont'd

                                                                         REGENCY FUND       SOCIALLY RESPONSIVE FUND
                                                                    ------------------------------------------------


                                                                          Year        Year        Year         Year
Neuberger Berman Equity Funds                                            Ended       Ended       Ended        Ended
                                                                    August 31,  August 31,  August 31,   August 31,
                                                                          2006        2005        2006         2005
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                          $  1,142    $     30    $  1,958     $  2,832
Net realized gain (loss) on investments                                    352      10,971       9,359       10,033
Net increase from payments by affiliates (Note B)                           --           5          --           --
Change in net unrealized appreciation (depreciation) of investments      1,198       9,908      35,370       47,934
Net increase (decrease) in net assets resulting from operations          2,692      20,914      46,687       60,799
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class                                                            (374)         --      (2,216)        (374)
Trust Class                                                                (56)         --        (613)          (6)
Advisor Class                                                               --          --          --           --
Institutional Class                                                         --          --          --           --
Net realized gain on investments:
Investor Class                                                          (8,166)     (3,082)    (11,034)      (6,011)
Trust Class                                                             (2,669)     (1,578)     (4,833)      (1,502)
Advisor Class                                                               --          --          --           --
Institutional Class                                                         --          --          --           --
Total distributions to shareholders                                    (11,265)     (4,660)    (18,696)      (7,893)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class                                                          46,580      79,913     187,121      105,561
Trust Class                                                             56,754      27,201     123,794      107,808
Advisor Class                                                               --          --          --           --
Institutional Class                                                         --          --          --           --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                           6,228       2,951      12,761        6,175
Trust Class                                                              2,622       1,563       5,265        1,447
Advisor Class                                                               --          --          --           --
Institutional Class                                                         --          --          --           --
Payments for shares redeemed:
Investor Class                                                         (43,817)    (20,261)    (61,184)     (39,363)
Trust Class                                                            (28,561)    (16,870)    (39,251)     (22,288)
Advisor Class                                                               --          --          --           --
Institutional Class                                                         --          --          --           --
Redemption fees retained (Note A):
Investor Class                                                              --          --          --           --
Trust Class                                                                 --          --          --           --
Institutional Class                                                         --          --          --           --
Net increase (decrease) from Fund share transactions                    39,806      74,497     228,506      159,340
Net Increase (Decrease) in Net Assets                                   31,233      90,751     256,497      212,246
Net Assets:
Beginning of year                                                      144,089      53,338     470,154      257,908
End of year                                                           $175,322    $144,089    $726,651     $470,154
Undistributed net investment income (loss) at end of year             $    682    $     30    $    437     $  2,110

See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2006

Notes to Financial Statements Equity Funds

     Note A--Summary of Significant Accounting Policies:

1 General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated
     December 23, 1992. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Trust is comprised of the following fourteen separate operating series: Neuberger Berman Century Fund ("Century"), Neuberger Berman Fasciano Fund ("Fasciano"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman International Institutional Fund ("International Institutional"), Neuberger Berman International Large Cap Fund ("International Large Cap"), Neuberger Berman Manhattan Fund ("Manhattan"), Neuberger Berman Millennium Fund ("Millennium"), Neuberger Berman Partners Fund ("Partners"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Regency Fund ("Regency"), and Neuberger Berman Socially Responsive Fund ("Socially Responsive") (individually a "Fund," collectively, the "Funds"), each of which (except Focus and Real Estate) is diversified. Eleven Funds offer Investor Class shares, eleven offer Trust Class shares, seven offer Advisor Class shares, and three offer Institutional Class shares. International Institutional and International Large Cap had no operations until June 17, 2005 and August 1, 2006, respectively, other than matters relating to their organization and registration of shares under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     Due to the treatment of redemption fees, certain items in the Financial Highlights for International and Real Estate for the periods ended
     August 31, 2003 and prior have been reclassified to conform to the current year presentation.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

Notes to Financial Statements Equity Funds cont'd


4 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as plaintiffs. The amounts of such proceeds for the year ended August 31, 2006 were $552,096, $1,471, $8,958, $6,089 and $64,645 for Guardian, Manhattan, Partners, Regency, and Socially Responsive, respectively.

5 Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of each Fund, except International Large Cap, to continue to, and the intention of International Large Cap to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on August 31, 2006, permanent differences resulting primarily from different book and tax accounting for net operating losses, foreign currency gains and losses, and characterization of distributions from real estate investment trusts were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of each Fund.

                                               NEUBERGER BERMAN AUGUST 31, 2006


     The tax character of distributions paid during the years ended August 31, 2006 and August 31, 2005 were as follows:

                                                      Distributions Paid From:
                                                             Long-Term
                                 Ordinary Income           Capital Gain                  Total
                                    2006        2005         2006         2005         2006         2005
Century                      $    10,659 $        -- $         -- $         -- $     10,659 $         --
Fasciano                       2,528,190   4,337,557   17,682,780    9,986,944   20,210,970   14,324,501
Focus                          8,090,253   3,156,434  177,033,770           --  185,124,023    3,156,434
Genesis                               --  15,290,311  251,604,878  218,119,739  251,604,878  233,410,050
Guardian                      10,401,046   4,604,495           --           --   10,401,046    4,604,495
International                 16,849,196   1,532,587   24,158,055           --   41,007,251    1,532,587
International
 Institutional/(1)/              982,212          --           --           --      982,212           --
International Large Cap/(2)/          --          --           --           --           --           --
Manhattan                             --          --           --           --           --           --
Millennium                            --          --           --           --           --           --
Partners                      22,582,520  11,833,925  128,561,388           --  151,143,908   11,833,925
Real Estate                    3,525,924   3,487,285    5,040,867    4,650,756    8,566,791    8,138,041
Regency                        2,466,974     320,169    8,797,490    4,339,969   11,264,464    4,660,138
Socially Responsive            3,273,399     380,119   15,422,687    7,512,907   18,696,086    7,893,026

     (1)Period from June 17, 2005 (Commencement of Operations) to August 31,
        2005.
     (2)Period from August 1, 2006 (Commencement of Operations) to August 31, 2006.

     As of August 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                            Undistributed Undistributed     Unrealized           Loss
                                 Ordinary     Long-Term   Appreciation  Carryforwards
                                   Income          Gain (Depreciation)  and Deferrals           Total
Century                       $        --  $         -- $    1,037,793 $ (34,291,893) $  (33,254,100)
Fasciano                               --    26,067,945     86,280,156            --     112,348,101
Focus                          13,338,762   133,281,292    339,384,829            --     486,004,883
Genesis                        17,977,966   643,024,042  3,755,352,550            --   4,416,354,558
Guardian                        1,975,988    87,918,118    374,817,975            --     464,712,081
International                  49,505,998    82,732,472    167,694,264            --     299,932,734
International Institutional    16,528,214       588,416     29,841,025            --      46,957,655
International Large Cap           105,383            --         88,455            --         193,838
Manhattan                              --            --    106,194,087  (337,696,007)   (231,501,920)
Millennium                             --            --      8,542,707  (113,117,183)   (104,574,476)
Partners                       16,999,976    66,591,392    560,199,938            --     643,791,306
Real Estate                       344,530     5,948,853     13,945,179            --      20,238,562
Regency                           681,969            --     15,246,782      (304,717)     15,624,034
Socially Responsive               436,939     2,701,074    106,558,183            --     109,696,196

     The differences between book and tax basis distributable earnings are primarily due to: wash sales, straddle loss deferral, capital loss carryforwards, real estate investment trust ("REIT") basis adjustments, organization expense and passive foreign investment companies.

Notes to Financial Statements Equity Funds cont'd


     To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined at August 31, 2006, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

                                        Expiring in:
                          2008        2009         2010         2011 2012
       Century/(3)/ $1,236,818 $18,886,740 $  9,229,871 $  4,938,464   --
       Manhattan            --          --  235,000,381  102,695,626   --
       Millennium           --   8,140,101   71,963,076   33,014,006   --

     (3)The capital loss carryforwards shown above for Century include $491,801 expiring in 2008 and $17,304,656 expiring in 2009, which were acquired on August 2, 2002 in the merger with Neuberger Berman Technology Fund ("Technology"). The use of these losses to offset future gains may be limited in a given year.

     Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended August 31, 2006, the Funds had net capital losses arising between November 1, 2005 and August 31, 2006 as follows:

                              Millennium $      4
                              Regency     304,717

6 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7 Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in December and are recorded on the ex-date. Real Estate generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. It is the policy of Real Estate to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Real Estate are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to Real Estate until the following calendar year. At August 31, 2006, Real Estate estimated these amounts within the financial statements since the information is not available from the REITs until after Real Estate's fiscal year-end. For the year ended August 31, 2006, the character of distributions paid to shareholders is disclosed within the Statements of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to Real Estate together with actual IRS Forms 1099 DIV received to date. Based on past experience it is probable that a portion of Real Estate's distributions during the current fiscal year will be considered tax return of capital but the actual amount of the tax return of capital, if any, is not determinable until after Real Estate's fiscal year-end. After calendar year-end, when Real Estate learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed Real Estate of the actual breakdown of distributions paid to Real Estate during its

                                               NEUBERGER BERMAN AUGUST 31, 2006

     fiscal year, estimates previously recorded are adjusted on the books of Real Estate to reflect actual results. As a result, the composition of Real Estate's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Real Estate shareholders on IRS Form 1099 DIV.

8 Organization expenses: Costs incurred by International Large Cap in connection with its organization, which amounted to $93,562, have been expensed as incurred.

9 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

10 Call options: Premiums received by each Fund upon writing a covered call option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. A Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

     During the year ended August 31, 2006, the Funds did not write any covered call options.

11 Financial futures contracts: Each Fund may buy and sell stock index futures contracts for purposes of managing cash flow. Century, International, International Institutional, International Large Cap, Millennium, Real Estate, and Socially Responsive may each buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. International, International Institutional, and International Large Cap may also buy currency futures contracts for non-hedging purposes. At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

Notes to Financial Statements Equity Funds cont'd


     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

     During the year ended August 31, 2006, the Funds did not enter into any financial futures contracts. At August 31, 2006, there were no open positions.

12 Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. International, International Institutional, and International Large Cap may also enter into such contracts to increase or decrease their exposure to a currency other than U.S. dollars. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund until the contractual settlement date. The Funds have no specific limitation on the percentage of assets which may be committed to these types of contracts. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

13 Security lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, except International Institutional and International Large Cap, entered into a Securities Lending Agreement ("Neuberger Agreement") on July 1, 2004 with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Funds, pursuant to which Neuberger acted as each Fund's lending agent. Under the Neuberger Agreement, Neuberger guaranteed a certain amount of revenue to the Funds and received any revenue earned in excess of the guaranteed amount as a lending agency fee.

     Effective September 13, 2005 (October 4, 2005 for International and International Institutional), Manhattan, Millenium, and Regency entered into new securities lending arrangements using a third party, eSecLending, to secure bids. Pursuant to such arrangements, eSecLending currently acts as lending agent for the aforementioned funds and assisted them in conducting a bidding process to identify principals that

                                               NEUBERGER BERMAN AUGUST 31, 2006

     would guarantee a certain amount of revenue to each of those funds. Effective October 4, 2005, eSecLending acts as lending agent for Century and Real Estate, but those funds are not guaranteed any particular level of income from the program. Neuberger continues to act as the lending agent for Fasciano, Focus, Guardian, Partners, and Socially Responsive. These arrangements will change for certain Funds as the result of an auction held on August 24, 2006.

     Effective October 12, 2005, Genesis no longer participated in a securities lending program.

     For the year ended August 31, 2006, revenue received by Neuberger under the Neuberger Agreement was as follows:

                       (000's omitted)
                       Century                     $   --
                       Fasciano                        73
                       Focus                          161
                       Genesis                         12
                       Guardian                        --
                       International                   14
                       International Institutional     --
                       Manhattan                       --
                       Millennium                      --
                       Partners                     1,801
                       Real Estate                     --
                       Regency                         --
                       Socially Responsive             43

     Under the Neuberger Agreement and the new securities lending arrangements, if applicable, the Funds receive cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Funds invest the cash collateral in the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Income from the applicable lending program represents income earned on the cash collateral and, where necessary, payment under the guarantee for those funds that have a guarantee, less fees and expenses associated with the loans. These amounts are reflected in the Statements of Operations under the caption "Income from securities loaned."

14 Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

Notes to Financial Statements Equity Funds cont'd


15 Redemption of fund shares: Each class of International, International Institutional, International Large Cap, and Real Estate charges a redemption fee of 2%, 2%, 2%, and 1%, respectively, on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date (prior to March 24, 2005, the redemption fee period was 180 days). All redemption fees are paid to and recorded by each Fund as Paid-in capital. For the year ended August 31, 2006, International, International Institutional, International Large Cap, and Real Estate received $ 395,074, $7,296, $0 and $19,935, respectively, in redemption fees.

16   Transactions with other funds managed by Neuberger Berman Management Inc.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in a money market fund managed by Management or an affiliate. The Funds invest in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Funds invest in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended August 31, 2006, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fee waived." For the year ended August 31, 2006, income earned under this Arrangement is reflected in the Statements of Operations under the caption "Income from investments in affiliated issuers." For the year ended August 31, 2006, management fees waived and income earned under this Arrangement were as follows:

                                              Management  Income
                (000's omitted)              Fees Waived  Earned
                Century                             $ -- $     3
                Fasciano                              30   1,533
                Focus                                 22   1,260
                Genesis                              356  19,627
                Guardian                              36   2,018
                International                         46   2,484
                International Institutional           15     851
                International Large Cap/(1)/          --       3
                Manhattan                              5     257
                Millennium                            --      25
                Partners                              62   3,324
                Real Estate                            2     100
                Regency                                5     256
                Socially Responsive                   --      --

     (1)Period from August 1, 2006 (Commencement of Operations) to August 31, 2006.

17 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

                                               NEUBERGER BERMAN AUGUST 31, 2006


18 Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

     Investment Management Fee as a Percentage of Average Daily Net Assets:

                 First    Next    Next    Next    Next    Next    Next    Next
                  $250    $250    $250    $250    $500    $500    $500    $1.5
               million million million million million million million billion Thereafter
Century          0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%     0.40%
Fasciano         0.85%   0.85%  0.825%  0.825%   0.80%  0.775%  0.75%  0.725%    0.725%
Focus            0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%     0.40%
Genesis          0.85%   0.80%   0.75%   0.70%   0.65%   0.65%  0.65%   0.65%     0.65%
Guardian         0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%     0.40%
International    0.85%  0.825%   0.80%  0.775%   0.75%  0.725% 0.725%   0.70%     0.70%
International
 Institutional   0.85%  0.825%   0.80%  0.775%   0.75%  0.725% 0.725%   0.70%     0.70%
International
 Large Cap       0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%     0.40%
Manhattan        0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%     0.40%
Millennium       0.85%   0.80%   0.75%   0.70%   0.65%   0.65%  0.65%   0.65%     0.65%
Partners         0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%     0.40%
Real Estate      0.85%   0.85%   0.85%   0.85%   0.85%   0.85%  0.85%   0.85%     0.85%
Regency          0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%     0.40%
Socially
 Responsive      0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%     0.40%

     Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this Agreement. In addition, each Fund's Investor Class (except Fasciano) pays Management an administration fee at the annual rate of 0.20% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.34% of its average daily net assets, and the Investor Class of Fasciano and each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     For the Trust Class of Focus, Guardian, International Large Cap, Millennium, Partners, Real Estate, Regency and Socially Responsive, and the Advisor Class of each Fund, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan", collectively, the "Plans") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the

Notes to Financial Statements Equity Funds cont'd

     sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class' and 0.25% of such Advisor Class' average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

     Management has contractually undertaken to reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                                           Contractual
                                                                                         Reimbursement
                                                        Contractual                    from Management
                                                            Expense                 for the Year Ended
Class                                                Limitation/(1)/     Expiration    August 31, 2006
Century Fund Investor Class                                   1.50%         8/31/16         $  109,822
Fasciano Fund Advisor Class                                   1.90%/(2)/    8/31/16                 --
Focus Fund Trust Class                                        1.50%         8/31/09                 --
Focus Fund Advisor Class                                      1.50%         8/31/16                 --
Genesis Fund Trust Class                                      1.50%         8/31/09                 --
Genesis Fund Advisor Class                                    1.50%         8/31/16                 --
Genesis Fund Institutional Class                              0.85%         8/31/16                 --
Guardian Fund Trust Class                                     1.50%         8/31/09                 --
Guardian Fund Advisor Class                                   1.50%         8/31/16             16,546
International Fund Investor Class                             1.40%         8/31/09                 --
International Fund Trust Class                                1.50%/(3)/    8/31/16                 --
International Institutional Fund Institutional Class          0.85%         8/31/16          1,114,659
International Large Cap Trust Class                           1.25%         8/31/09            165,601/(6)/
Manhattan Fund Trust Class                                    1.50%         8/31/09                 --
Manhattan Fund Advisor Class                                  1.50%         8/31/16             17,364
Millennium Fund Investor Class                                1.30%/(4)/    8/31/16            141,506
Millennium Fund Trust Class                                   1.40%/(4)/    8/31/16             27,860
Millennium Fund Advisor Class                                 1.60%/(5)/    8/31/16             25,052
Partners Fund Trust Class                                     1.50%         8/31/09                 --
Partners Fund Advisor Class                                   1.50%         8/31/16                 --
Partners Fund Institutional Class                             0.70%         8/31/09             10,130
Real Estate Fund Trust Class                                  1.50%/(2)/    8/31/16            246,578
Regency Fund Investor Class                                   1.50%         8/31/16                 --
Regency Fund Trust Class                                      1.25%         8/31/16             38,694
Socially Responsive Fund Trust Class                          1.50%         8/31/09                 --

     (1)Expense limitation per annum of the respective class' average daily net assets.
     (2)In addition, Management has voluntarily undertaken to reimburse the Advisor Class of Fasciano and, effective December 20, 2005, the Trust Class of Real Estate, so that their Operating Expenses are limited to 1.50% and 0.99%, respectively, per annum of their average daily net assets. For the year ended August 31, 2006, voluntary reimbursements for the Advisor Class of Fasciano and the Trust

                                               NEUBERGER BERMAN AUGUST 31, 2006

        Class of Real Estate amounted to $48,682 and $230,962, respectively. This undertaking, which is terminable by Management upon notice to Fasciano and Real Estate, is in addition to the contractual undertaking as stated above.
     (3)Expense limitation is 1.50% until August 31, 2007, and 2.00% thereafter until August 31, 2016.
     (4)Prior to May 1, 2006, expense limitation was 1.75%.
     (5)Prior to May 1, 2006, expense limitation was 1.90%.
     (6)Period from August 1, 2006 (Commencement of Operations) to August 31, 2006.

     The Investor Classes of Century, International, Millennium, and Regency and the Trust Class, Advisor Class, and Institutional Class of each Fund have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended August 31, 2006, the Institutional Class of Genesis, Investor Class of International, and Trust Class of International reimbursed Management $124,980, $98,054 and $27,679, respectively, under this agreement. At August 31, 2006, contingent liabilities to Management under the agreement were as follows:

                                                                  Expiring in:
                                                         2007     2008       2009      Total
Century Fund Investor Class                          $ 93,790 $107,921 $  109,822 $  311,533
Fasciano Fund Advisor Class                            25,925   39,311         --     65,236
Guardian Fund Advisor Class                                --    7,001     16,546     23,547
International Institutional Fund Institutional Class       --  142,722  1,114,659  1,257,381
International Large Cap Trust Class                        --       --    165,601    165,601
Manhattan Fund Advisor Class                           14,667   17,098     17,364     49,129
Millennium Fund Investor Class                         30,041   86,111    141,506    257,658
Millennium Fund Trust Class                            18,588   22,476     27,860     68,924
Millennium Fund Advisor Class                          19,780   19,812     25,052     64,644
Partners Institutional Class                               --       --     10,130     10,130
Real Estate Fund Trust Class                          175,965  161,095    246,578    583,638
Regency Fund Investor Class                                --       --         --         --
Regency Fund Trust Class                               21,748    4,161     38,694     64,603

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Funds, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     Each class of shares also has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from certain classes under that class' Plan, as described above.

Notes to Financial Statements Equity Funds cont'd


     The Funds have entered into a commission recapture program, which enables each Fund to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Funds. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended August 31, 2006, the impact of this arrangement on the Funds was a reduction of expenses as follows:

                     Century                      $  1,513
                     Fasciano                       37,759
                     Focus                          63,488
                     Genesis                       294,650
                     Guardian                       87,682
                     International                 159,678
                     International Institutional        --
                     International Large Cap/(1)/       --
                     Manhattan                      28,202
                     Millennium                     15,938
                     Partners                      217,857
                     Real Estate                    10,050
                     Regency                        16,592
                     Socially Responsive            43,373

     (1)Period from August 1, 2006 (Commencement of Operations) to August 31, 2006.

     Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended August 31, 2006, the impact of this arrangement was a reduction of expenses of $4, $1,904, $6,525, $78,619, $4,635, $4,874, $648, $0, $446, $389, $14,435, $61, $818, and $4,306 for
     Century, Fasciano, Focus, Genesis, Guardian, International, International Institutional, International Large Cap, Manhattan, Millennium, Partners, Real Estate, Regency, and Socially Responsive, respectively.

     For the year ended August 31, 2005, Partners recorded a capital contribution from Management in the amount of $3,100. This amount was paid in connection with losses outside the Fund's direct control incurred in the disposition of forward foreign currency contracts. Management does not normally make payments for losses incurred in the disposition of forward foreign currency contracts.

     On June 6, 2005, Management voluntarily agreed to reimburse Regency for all brokerage commissions from June 6, 2005 to July 20, 2005, to facilitate a restructuring of the portfolio following a change in the Fund's portfolio manager. The amount of this voluntary reimbursement was $4,590.

                                               NEUBERGER BERMAN AUGUST 31, 2006


     Note C--Securities Transactions:

     During the year ended August 31, 2006, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) as follows:

               (000's omitted)               Purchases      Sales
               Century                      $    6,886 $    8,372
               Fasciano                        203,561    204,984
               Focus                           527,208    820,717
               Genesis                       2,101,639  2,319,363
               Guardian                        525,533    638,524
               International                 1,516,049    632,523
               International Institutional     619,625    139,357
               International Large Cap/(1)/      6,093        320
               Manhattan                       163,278    194,133
               Millennium                       77,281     78,157
               Partners                      2,208,223  1,057,640
               Real Estate                      79,883     56,271
               Regency                         119,761     82,043
               Socially Responsive             344,846    132,899

     (1)Period from August 1, 2006 (Commencement of Operations) to August 31, 2006.

     During the year ended August 31, 2006, there were brokerage commissions on securities transactions paid to Neuberger, Lehman Brothers Inc. and other brokers as follows:

                                                 Lehman
   (000's omitted)              Neuberger Brothers Inc. Other Brokers  Total
   Century                            $ 1          $  2        $   13 $   16
   Fasciano                            --            79           464    543
   Focus                               --           140           924  1,064
   Genesis                              5           834         4,875  5,714
   Guardian                            --           204         1,075  1,279
   International                       --           126         2,733  2,859
   International Institutional         --            59           656    715
   International Large Cap/(1)/        --            --             3      3
   Manhattan                           --            55           384    439
   Millennium                          --            31           190    221
   Partners                             2           485         3,207  3,694
   Real Estate                         --            33           138    171
   Regency                             --            44           242    286
   Socially Responsive                  1            98           497    596

     (1)Period from August 1, 2006 (Commencement of Operations) to August 31, 2006.

Notes to Financial Statements Equity Funds cont'd


     Note D--Fund Share Transactions:

     Share activity for the years ended August 31, 2006 and August 31, 2005 was as follows:

                                 For the Year Ended August 31, 2006            For the Year Ended August 31, 2005
                                Shares Issued on                           Shares Issued on
                                 Reinvestment of                            Reinvestment of
                         Shares    Dividends and   Shares           Shares    Dividends and   Shares
(000's omitted)            Sold    Distributions Redeemed     Total   Sold    Distributions Redeemed        Total
Century:
Investor Class              151                2     (368)    (215)    203               --    (984)    (781)
Fasciano:
Investor Class            2,840              426   (3,566)    (300)  4,727              313  (2,328)   2,712
Advisor Class             1,395               82   (1,093)     384   1,634               47    (795)     886
Focus:
Investor Class            1,171            4,264   (5,427)       8     730               72  (6,451)  (5,649)
Trust Class               1,041              890   (4,372)  (2,441)  1,153                5  (5,608)  (4,450)
Advisor Class               496              256   (1,008)    (256)    670               --  (1,364)    (694)
Genesis:
Investor Class            9,316            1,146   (9,589)     873  10,359            1,406  (7,181)   4,584
Trust Class              30,208            2,949  (43,942) (10,785) 43,187            3,281 (21,705)  24,763
Advisor Class             7,054              521   (9,586)  (2,011)  8,282              582  (4,990)   3,874
Institutional Class      23,751              913   (8,247)  16,417  16,559              793  (3,691)  13,661
Guardian:
Investor Class            4,744              487   (9,980)  (4,749)  2,822              236 (12,215)  (9,157)
Trust Class               2,157               63   (4,329)  (2,109)  2,600               32 (14,398) (11,766)
Advisor Class                61               --      (21)      40      42               --    (529)    (487)
International:
Investor Class           28,264            1,125  (13,038)  16,351  14,323               73  (3,228)  11,168
Trust Class              29,733              487   (7,546)  22,674  10,217                5  (1,048)   9,174
International
 Institutional://
Institutional Class      47,976               84   (2,440)  45,620   4,056               --    (202)   3,854/(1)/
International Large
 Cap:
Trust Class/(2)/            612               --       --      612      --               --      --       --
Manhattan:
Investor Class            2,612               --   (4,879)  (2,267)    590               --  (6,892)  (6,302)
Trust Class                 235               --     (373)    (138)    688               --  (1,077)    (389)
Advisor Class                74               --     (108)     (34)      8               --    (134)    (126)
Millennium:
Investor Class            1,194               --   (1,241)     (47)    400               --  (1,271)    (871)
Trust Class                 171               --     (195)     (24)     34               --     (87)     (53)
Advisor Class               134               --      (33)     101      50               --     (17)      33
Partners:
Investor Class           23,205            3,690  (17,346)   9,549  10,556              382  (6,929)   4,009
Trust Class              32,452            1,514  (14,319)  19,647  11,755               94  (4,882)   6,967
Advisor Class            31,725              311   (5,000)  27,036   4,735                3  (1,193)   3,545
Institutional Class/(3)/  4,570               --      (26)   4,544      --               --      --       --
Real Estate:
Trust Class               3,137              570   (1,356)   2,351   1,180              518  (1,357)     341
Regency:
Investor Class            2,749              375   (2,612)     512   4,982              190  (1,282)   3,890
Trust Class               3,848              181   (1,960)   2,069   1,949              116  (1,245)     820
Socially Responsive:
Investor Class            8,092              556   (2,637)   6,011   4,891              286  (1,835)   3,342
Trust Class               7,746              331   (2,451)   5,626   7,117               97  (1,510)   5,704

     (1)Period from June 17, 2005 (Commencement of Operations) to August 31,
        2005.
     (2)Period from August 1, 2006 (Commencement of Operations) to August 31, 2006.
     (3)Period from June 7, 2006 (Commencement of Operations) to August 31,
        2006.

                                               NEUBERGER BERMAN AUGUST 31, 2006


     Note E--Line of Credit:

     At August 31, 2006, each Fund (except International, International Institutional, and International Large Cap) was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at August 31, 2006. During the year ended August 31, 2006, none of the Funds utilized this line of credit.

     At August 31, 2006, International and International Institutional were two of three holders of a single $20,000,000 uncommitted, secured line of credit with a consortium of banks organized by State Street to be used only for temporary or emergency purposes or for leverage. Another investment company managed by Management also participates in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several investment companies participate, there is no assurance that either Fund will have access to the entire $20,000,000 at any particular time. International and International Institutional had no loans outstanding pursuant to this line of credit at August 31, 2006. During the year ended August 31, 2006, International and International Institutional did not utilize this line of credit.

     Note F--Investments In Affiliates*:

                       Balance of                          Balance of                     Income from
Century                    Shares       Gross       Gross      Shares                  Investments in
                             Held   Purchases       Sales        Held        Value Affiliated Issuers
                       August 31,         and         and  August 31,   August 31,  Included in Total
Name of Issuer               2005   Additions  Reductions        2006         2006             Income

Neuberger Berman
 Prime Money Fund
 Trust Class***                 1   2,587,122   2,406,831     180,292 $    180,292         $    2,965

                       Balance of                          Balance of                     Income from
Fasciano                   Shares       Gross       Gross      Shares                  Investments in
                             Held   Purchases       Sales        Held        Value Affiliated Issuers
                       August 31,         and         and  August 31,   August 31,  Included in Total
Name of Issuer               2005   Additions  Reductions        2006         2006             Income

Neuberger Berman
 Prime Money Fund
 Trust Class***        57,051,404 122,055,279 161,307,742  17,798,941 $ 17,798,941         $1,533,560
Neuberger Berman
 Securities Lending
 Quality Fund, LLC**** 74,655,370 346,256,501 303,032,470 117,879,401  117,879,401             22,935
                                                                      ------------         ----------
Total                                                                 $135,678,342         $1,556,495
                                                                      ============         ==========

Notes to Financial Statements Equity Funds cont'd

                            Balance of                         Balance of                     Income from
                                Shares       Gross       Gross     Shares                  Investments in
Focus                             Held   Purchases       Sales       Held        Value Affiliated Issuers
                            August 31,         and         and August 31,   August 31,  Included in Total
Name of Issuer                    2005   Additions  Reductions       2006         2006             Income

International Rectifier**    4,633,700          --   1,383,700  3,250,000 $114,725,000        $        --
Neuberger Berman Prime
 Money Fund Trust Class***  21,685,767 326,663,527 286,616,483 61,732,811   61,732,811          1,260,029
Neuberger Berman
 Securities Lending Quality
 Fund, LLC****              56,845,900 261,871,764 253,153,763 65,563,901   65,563,901         (1,251,239)
Vertrue Inc.                 1,103,835          --     395,535    708,300   30,024,837                 --
                                                                          ------------        -----------
Total                                                                     $272,046,549        $     8,790
                                                                          ============        ===========

                            Balance of                         Balance of                     Income from
Genesis                         Shares       Gross       Gross     Shares                  Investments in
                                  Held   Purchases       Sales       Held        Value Affiliated Issuers
                            August 31,         and         and August 31,   August 31,  Included in Total
Name of Issuer                    2005   Additions  Reductions       2006         2006             Income

Alberto-Culver Class B       5,419,450      70,000      54,300  5,435,150 $267,572,435        $ 2,679,897
Alliant Techsystems          2,618,962      65,000     146,400  2,537,562  194,098,117                 --
AmSurg Corp.                 1,709,449   1,284,269      17,300  2,976,418   71,642,381                 --
Anteon International**       2,033,200          --   2,033,200         --           --                 --
Applied Signal Technology    1,526,996          --     111,500  1,415,496   20,807,791            749,561
AptarGroup Inc.              3,478,600          --      34,400  3,444,200  177,376,300          2,844,884
Arbitron Inc.                2,761,300          --     341,000  2,420,300   90,809,656          1,085,570
Arrow International          1,332,326   1,638,742      26,200  2,944,868   95,148,685          1,815,035
Bank of the Ozarks           1,395,287     177,332      11,400  1,561,219   49,834,110            610,908
Big 5 Sporting Goods         2,278,049          --      19,400  2,258,649   44,337,280            726,474
Biosite Inc.                 1,793,297     328,600      20,800  2,101,097   92,448,268                 --
Brady Corp.                  2,799,000   1,511,900      15,800  4,295,100  164,072,820          1,798,524
Bucyrus International               --   2,374,350      21,400  2,352,950  121,482,809            388,389
CACI International           1,398,100     423,200      51,300  1,770,000   93,916,200                 --
CARBO Ceramics               1,573,200     594,500      40,200  2,127,500   84,972,350            742,664
Carrizo Oil & Gas            1,142,527     565,000      56,900  1,650,627   45,986,468                 --
Chicago Bridge & Iron**      3,351,100   1,870,600   1,157,700  4,064,000  109,768,640            531,483
Church & Dwight              6,697,850     375,000      62,900  7,009,950  269,883,075          1,736,810
CLARCOR Inc.                 4,643,222   1,021,500      24,500  5,640,222  168,924,649          1,418,309
Compass Minerals
 International               3,515,700     100,000      35,100  3,580,600   95,709,438          4,213,299
Comstock Resources**         2,133,700     100,000     525,200  1,708,500   49,136,460                 --
Curtiss-Wright               1,177,400   1,506,800     114,700  2,569,500   79,885,755            588,873
Denbury Resources            3,473,100   4,309,700   1,142,200  6,640,600  205,925,006                 --
Diagnostic Products**        1,307,600   1,052,300   2,359,900         --           --            439,999
Dionex Corp.                 2,298,432      15,000      68,300  2,245,132  113,199,555                 --
DRS Technologies             1,223,800   3,091,542     882,400  3,432,942  142,020,811            362,262
East West Bancorp            3,177,400          --      31,400  3,146,000  127,413,000            633,910
Electronics for Imaging      3,840,400          --     629,600  3,210,800   73,976,832                 --
Encore Acquisition           4,029,500     150,400      76,100  4,103,800  111,007,790                 --
Engineered Support
 Systems**                   4,522,912          --   4,522,912         --           --                 --
Fair Isaac**                 3,400,437          --     400,400  3,000,037  105,031,295            271,349
Helix Energy Solutions
 Group/(1)/                  2,418,320   2,682,020     242,700  4,857,640  186,824,834                 --
Henry Schein                 4,499,600      50,000      44,900  4,504,700  224,649,389                 --
Hydril                       1,114,742     249,400      23,100  1,341,042   87,771,199                 --

                                               NEUBERGER BERMAN AUGUST 31, 2006

                      Balance of                              Balance of                       Income from
Genesis                   Shares         Gross         Gross      Shares                    Investments in
                            Held     Purchases         Sales        Held          Value Affiliated Issuers
                      August 31,           and           and  August 31,     August 31,  Included in Total
Name of Issuer              2005     Additions    Reductions        2006           2006             Income

ICU Medical              900,800       390,000         6,200   1,284,600 $   56,535,246        $        --
IDEXX Laboratories     2,403,586            --       233,005   2,170,581    199,715,158                 --
IHOP Corp.             1,231,500            --        12,100   1,219,400     56,933,786          1,228,475
J & J Snack Foods        379,400       812,816         6,500   1,185,716     37,551,626            271,222
Journal
 Communications**      1,808,200            --     1,808,200          --             --              4,453
K-V Pharmaceutical     3,059,250            --        30,200   3,029,050     67,638,687                 --
ManTech
 International         2,410,700            --        23,900   2,386,800     72,654,192                 --
Matthews
 International         3,206,200       588,100        23,700   3,770,600    134,233,360            720,625
Mentor Corp.           4,526,000       254,000        35,000   4,745,000    230,322,300          3,319,722
MICROS Systems         1,361,000       711,271        15,500   2,056,771     98,437,060                 --
MTC Technologies       1,611,200       100,000        23,800   1,687,400     35,435,400                 --
NCI, Inc. Class A             --       381,299         1,900     379,399      4,230,299                 --
Neuberger Berman
 Prime Money Fund
 Trust Class***      383,149,665 1,466,745,902 1,224,364,090 625,531,477    625,531,477         19,627,223
Neuberger Berman
 Securities Lending
 Quality Fund,
 LLC****             603,744,195    16,870,421   620,614,615           1              1              2,291
OceanFirst
 Financial**             787,550            --       769,824      17,726        387,490            435,321
Pharmaceutical
 Product
 Development**         2,592,700     3,532,700       465,580   5,659,820    215,752,338          3,027,220
R.H. Donnelley**       1,914,000                   1,914,000          --             --              7,531
Regis Corp.**          2,515,700                   2,515,700          --             --            284,144
Respironics, Inc.      2,430,000     1,525,256        39,100   3,916,156    144,545,318                 --
Ritchie Bros.
 Auctioneers           1,974,100       225,200        21,800   2,177,500    106,588,625          1,639,497
Royal Gold, Inc.              --     2,283,680        22,500   2,261,180     67,360,552            359,235
St. Mary Land &
 Exploration           2,994,400        40,000        69,300   2,965,100    120,976,080            298,690
School Specialty**     1,591,138       140,000       775,600     955,538     34,141,373                 --
SI International              --       750,000         3,500     746,500     21,566,385                 --
Simpson
 Manufacturing         3,043,600        15,000        30,200   3,028,400     79,798,340            881,668
Sybron Dental
 Specialties**         2,126,200       608,000     2,734,200          --             --                 --
Taro Pharmaceutical
 Industries**          2,341,432            --     2,341,432          --             --                 --
UAP Holding            2,602,000        65,000        26,000   2,641,000     55,012,030          1,899,700
Unit Corp.             2,684,900            --       287,700   2,397,200    126,356,412                 --
United Stationers      3,061,400        12,800       491,616   2,582,584    118,359,825                 --
Wright Medical Group   1,448,435       812,455       278,996   1,981,894     45,325,916                 --
Zebra Technologies     4,939,647            --        48,800   4,890,847    165,506,262                 --
                                                                         --------------        -----------
Total                                                                    $6,686,528,936        $57,645,217
                                                                         ==============        ===========

Notes to Financial Statements Equity Funds cont'd


                  Balance of                              Balance of                     Income from
Guardian              Shares                       Gross      Shares                  Investments in
                        Held         Gross         Sales        Held        Value Affiliated Issuers
                  August 31, Purchases and           and  August 31,   August 31,  Included in Total
Name of Issuer          2005     Additions    Reductions        2006         2006             Income

Neuberger
 Berman Prime
 Money Fund
 Trust Class***   49,108,758   395,868,291   381,026,176  63,950,873 $ 63,950,873         $2,017,764
Neuberger
 Berman
 Securities
 Lending Quality
 Fund, LLC****   211,781,388 1,170,024,161 1,295,739,748  86,065,801   86,065,801            314,820
                                                                     ------------         ----------
Total                                                                $150,016,674         $2,332,584
                                                                     ============         ==========

                  Balance of                              Balance of                     Income from
International         Shares                       Gross      Shares                  Investments in
                        Held         Gross         Sales        Held        Value Affiliated Issuers
                  August 31, Purchases and           and  August 31,   August 31,  Included in Total
Name of Issuer          2005     Additions    Reductions        2006         2006             Income

Neuberger
 Berman Prime
 Money Fund
 Trust Class***   41,186,123   832,312,526   860,342,409  13,156,240 $ 13,156,240         $2,483,734
Neuberger
 Berman
 Securities
 Lending Quality
 Fund, LLC****    58,125,700   653,468,180   587,926,478 123,667,402  123,667,402          4,298,717
                                                                     ------------         ----------
Total                                                                $136,823,642         $6,782,451
                                                                     ============         ==========

                  Balance of                              Balance of                     Income from
International         Shares         Gross         Gross      Shares                  Investments in
Institutional           Held     Purchases         Sales        Held        Value Affiliated Issuers
                  August 31,           and           and  August 31,   August 31,  Included in Total
Name of Issuer          2005     Additions    Reductions        2006         2006             Income

Neuberger
 Berman Prime
 Money Fund
 Trust Class***           --   435,213,315   376,708,441  58,504,874 $ 58,504,874         $  851,510
Neuberger
 Berman
 Securities
 Lending Quality
 Fund, LLC****            --   158,822,112   121,847,714  36,974,398   36,974,398            731,263
                                                                     ------------         ----------
Total                                                                $ 95,479,272         $1,582,773
                                                                     ============         ==========

                                               NEUBERGER BERMAN AUGUST 31, 2006


                  Balance of                              Balance of                     Income from
International         Shares         Gross         Gross      Shares                  Investments in
Large Cap               Held     Purchases         Sales        Held        Value Affiliated Issuers
                  August 31,           and           and  August 31,   August 31,  Included in Total
Name of Issuer          2005     Additions    Reductions        2006         2006             Income

Neuberger
 Berman Prime
 Money Fund
 Trust Class***           --     1,913,591     1,061,645     851,946 $    851,946         $    2,705

                  Balance of                              Balance of                     Income from
Manhattan             Shares                       Gross      Shares                  Investments in
                        Held         Gross         Sales        Held        Value Affiliated Issuers
                  August 31, Purchases and           and  August 31,   August 31,  Included in Total
Name of Issuer          2005     Additions    Reductions        2006         2006             Income

Neuberger
 Berman Prime
 Money Fund
 Trust Class***    1,609,054    80,878,795    71,068,438  11,419,411 $ 11,419,411         $  256,869
Neuberger
 Berman
 Securities
 Lending Quality
 Fund, LLC****    69,116,100   591,295,660   547,666,059 112,745,701  112,745,701          2,232,215
                                                                     ------------         ----------
Total                                                                $124,165,112         $2,489,084
                                                                     ============         ==========

                  Balance of                              Balance of                     Income from
Millennium            Shares                       Gross      Shares                  Investments in
                        Held         Gross         Sales        Held        Value Affiliated Issuers
                  August 31, Purchases and           and  August 31,   August 31,  Included in Total
Name of Issuer          2005     Additions    Reductions        2006         2006             Income

Neuberger
 Berman Prime
 Money Fund
 Trust Class***      172,119    25,165,207    24,980,861     356,465 $    356,465         $   25,063
Neuberger
 Berman
 Securities
 Lending Quality
 Fund, LLC****     7,423,400   115,291,943   108,569,942  14,145,401   14,145,401            464,474
                                                                     ------------         ----------
Total                                                                $ 14,501,866         $  489,537
                                                                     ============         ==========

                  Balance of                              Balance of                     Income from
Partners              Shares                       Gross      Shares                  Investments in
                        Held         Gross         Sales        Held        Value Affiliated Issuers
                  August 31, Purchases and           and  August 31,   August 31,  Included in Total
Name of Issuer          2005     Additions    Reductions        2006         2006             Income

Neuberger
 Berman Prime
 Money Fund
 Trust Class***   44,526,968 1,169,455,182 1,076,979,005 137,003,145 $137,003,145         $3,323,449
Neuberger
 Berman
 Securities
 Lending Quality
 Fund, LLC****   334,733,920 2,958,413,921 2,658,236,794 634,911,047  634,911,047            137,353
                                                                     ------------         ----------
Total                                                                $771,914,192         $3,460,802
                                                                     ============         ==========

Notes to Financial Statements Equity Funds cont'd


                       Balance of                         Balance of                    Income from
Real Estate                Shares       Gross       Gross     Shares                 Investments in
                             Held   Purchases       Sales       Held       Value Affiliated Issuers
                       August 31,         and         and August 31,  August 31,  Included in Total
Name of Issuer               2005   Additions  Reductions       2006        2006             Income

Neuberger Berman Prime
 Money Fund Trust
 Class***               1,611,478  40,293,236  37,965,098  3,939,616 $ 3,939,616         $   99,979
Neuberger Berman
 Securities Lending
 Quality Fund, LLC****  3,382,400     786,500   4,168,900         --          --                 39
                                                                     -----------         ----------
Total                                                                $ 3,939,616         $  100,018
                                                                     ===========         ==========

                       Balance of                         Balance of                    Income from
Regency                    Shares       Gross       Gross     Shares                 Investments in
                             Held   Purchases       Sales       Held       Value Affiliated Issuers
                       August 31,         and         and August 31,  August 31,  Included in Total
Name of Issuer               2005   Additions  Reductions       2006        2006             Income

Neuberger Berman Prime
 Money Fund Trust
 Class***              11,226,361  67,409,612  75,678,713  2,957,260 $ 2,957,260         $  255,782
Neuberger Berman
 Securities Lending
 Quality Fund, LLC**** 10,862,900 269,945,182 249,821,281 30,986,801  30,986,801            772,210
                                                                     -----------         ----------
Total                                                                $33,944,061         $1,027,992
                                                                     ===========         ==========

                       Balance of                         Balance of                    Income from
                           Shares       Gross       Gross     Shares                 Investments in
Socially Responsive          Held   Purchases       Sales       Held       Value Affiliated Issuers
                       August 31,         and         and August 31,  August 31,  Included in Total
Name of Issuer               2005   Additions  Reductions       2006        2006             Income

Neuberger Berman
 Securities Lending
 Quality Fund, LLC**** 51,269,800 501,063,901 516,195,600 36,138,101 $36,138,101         $   20,733

     (1)Effective July 18, 2006 this security underwent a name change from Cal Dive International to Helix Energy Solutions Group.
     *  Affiliated issuers, as defined in the 1940 Act.
     ** At August 31, 2006, the issuers of these securities were no longer affiliated with the Fund.
     ***Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.
    ****The Quality Fund, a fund managed by Lehman Brothers Asset Management
        LLC, an affiliate of Management, is used to invest cash the Funds receive as collateral for securities loaned as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Funds.

                                               NEUBERGER BERMAN AUGUST 31, 2006


     Note G--Recent Accounting Pronouncement:

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

Financial Highlights Century Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class                                                                     Year Ended August 31,
                                                                 ---------------------------------------------------------


                                                                     2006     2005     2004 2003/++++/       2002/++++/

Net Asset Value, Beginning of Year                               $ 6.22   $  5.54  $ 5.42        $  4.89        $  6.50
                                                                 ------   -------  ------        -------        -------

Income From Investment Operations:
Net Investment Income (Loss)@                                      (.02)      .01    (.03)          (.03)          (.05)
Net Gains or Losses on Securities (both realized and unrealized)    .33       .67     .15            .56          (1.56)
                                                                 ------   -------  ------        -------        -------
Total From Investment Operations                                    .31       .68     .12            .53          (1.61)
                                                                 ------   -------  ------        -------        -------

Less Distributions:
From Net Investment Income                                         (.01)       --      --             --             --
                                                                 ------   -------  ------        -------        -------
Net Asset Value, End of Year                                     $ 6.52   $  6.22  $ 5.54        $  5.42        $  4.89
                                                                 ------   -------  ------        -------        -------
Total Return/+//+/                                                +4.92%   +12.27%  +2.21%        +10.84%        (24.77%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $ 10.4   $  11.2  $ 14.3        $  17.0        $  15.5
Ratio of Gross Expenses to Average Net Assets#                     1.51%     1.50%   1.50%          1.51%          1.50%
Ratio of Net Expenses to Average Net Assets/++/                    1.49%     1.47%   1.49%          1.51%          1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets        (.27%)     .09%   (.55%)         (.62%)         (.89%)
Portfolio Turnover Rate                                              64%      107%     66%           115%           142%##

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2006

Financial Highlights Fasciano Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class                                                                    Year Ended August 31,
                                                                 --------------------------------------------------------


                                                                        2006         2005         2004      2003     2002

Net Asset Value, Beginning of Year                               $43.83      $ 39.81      $ 35.39      $ 31.19   $33.93
                                                                 ------      -------      -------      -------   ------

Income From Investment Operations:
Net Investment Income (Loss)@                                      (.12)        (.05)        (.20)        (.11)    (.16)
Net Gains or Losses on Securities (both realized and unrealized)   (.25)        5.41         4.81         4.31    (1.50)
                                                                 ------      -------      -------      -------   ------
Total From Investment Operations                                   (.37)        5.36         4.61         4.20    (1.66)
                                                                 ------      -------      -------      -------   ------

Less Distributions From:
Net Capital Gains                                                 (1.61)       (1.34)        (.19)          --    (1.08)
                                                                 ------      -------      -------      -------   ------
Net Asset Value, End of Year                                     $41.85      $ 43.83      $ 39.81      $ 35.39   $31.19
                                                                 ------      -------      -------      -------   ------
Total Return/+//+/                                                 (.95%)     +13.60%      +13.06%      +13.47%   (4.99%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $484.5      $ 520.6      $ 364.9      $ 277.6   $214.1
Ratio of Gross Expenses to Average Net Assets#                     1.21%        1.20%        1.23%        1.24%    1.36%
Ratio of Net Expenses to Average Net Assets                        1.20%/++/    1.20%/++/    1.22%/++/    1.24%    1.36%
Ratio of Net Investment Income (Loss) to Average Net Assets        (.28%)       (.13%)       (.52%)       (.36%)   (.48%)
Portfolio Turnover Rate                                              39%          22%          17%          24%      24%

Advisor Class

                                                                                Year Ended August 31,
                                                                 ----------------------------------------------------


                                                                        2006         2005         2004          2003

Net Asset Value, Beginning of Period                             $11.63      $ 10.60      $  9.45      $  8.38
                                                                 ------      -------      -------      -------

Income From Investment Operations:
Net Investment Income (Loss)@                                      (.07)        (.05)        (.09)        (.09)
Net Gains or Losses on Securities (both realized and unrealized)   (.06)        1.44         1.29         1.16
                                                                 ------      -------      -------      -------
Total From Investment Operations                                  (0.13)        1.39         1.20         1.07
                                                                 ------      -------      -------      -------

Less Distributions From:
Net Capital Gains                                                  (.43)        (.36)        (.05)          --
                                                                 ------      -------      -------      -------
Net Asset Value, End of Period                                   $11.07      $ 11.63      $ 10.60      $  9.45
                                                                 ------      -------      -------      -------
Total Return/+//+/                                                (1.25%)     +13.20%      +12.73%      +12.77%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $ 33.4      $  30.7      $  18.5      $  13.9
Ratio of Gross Expenses to Average Net Assets#                     1.50%        1.50%        1.56%        1.83%
Ratio of Net Expenses to Average Net Assets                        1.49%/++/    1.49%/++/    1.56%/++/    1.83%/(S)/
Ratio of Net Investment Income (Loss) to Average Net Assets        (.57%)       (.41%)       (.85%)      (1.03%)
Portfolio Turnover Rate                                              39%          22%          17%          24%

Advisor Class                                                      Period from
                                                                 May 24, 2002^
                                                                 to August 31,
                                                                 -------------------


                                                                          2002

Net Asset Value, Beginning of Period                                   $ 10.00
                                                                       -------

Income From Investment Operations:
Net Investment Income (Loss)@                                             (.03)
Net Gains or Losses on Securities (both realized and unrealized)         (1.59)
                                                                       -------
Total From Investment Operations                                         (1.62)
                                                                       -------

Less Distributions From:
Net Capital Gains                                                           --
                                                                       -------
Net Asset Value, End of Period                                         $  8.38
                                                                       -------
Total Return/+//+/                                                      (16.20%)**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                                $   0.9
Ratio of Gross Expenses to Average Net Assets#                            1.90%*
Ratio of Net Expenses to Average Net Assets                               1.90%*/++/
Ratio of Net Investment Income (Loss) to Average Net Assets              (1.04%)*
Portfolio Turnover Rate                                                     24%o

See Notes to Financial Highlights

Financial Highlights Focus Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class                                                                       Year Ended August 31,
                                                                 --------------------------------------------------------------

                                                                          2006          2005          2004      2003       2002

Net Asset Value, Beginning of Year                               $  37.21      $  31.96      $  32.28      $  23.05  $  36.11
                                                                 --------      --------      --------      --------  --------

Income From Investment Operations:
Net Investment Income (Loss)@                                         .13           .21           .08           .05       .01
Net Gains or Losses on Securities (both realized and unrealized)     2.24          5.12          (.35)         9.18    (10.65)
                                                                 --------      --------      --------      --------  --------
Total From Investment Operations                                     2.37          5.33          (.27)         9.23    (10.64)
                                                                 --------      --------      --------      --------  --------

Less Distributions From:
Net Investment Income                                                (.24)         (.08)         (.05)           --        --
Net Capital Gains                                                   (5.04)           --            --            --     (2.42)
                                                                 --------      --------      --------      --------  --------
Total Distributions                                                 (5.28)         (.08)         (.05)           --     (2.42)
                                                                 --------      --------      --------      --------  --------
Net Asset Value, End of Year                                     $  34.30      $  37.21      $  31.96      $  32.28  $  23.05
                                                                 --------      --------      --------      --------  --------
Total Return/+//+/                                                   7.00%        16.69%         (.84%)      +40.04%   (31.58%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $1,093.1      $1,185.4      $1,198.9      $1,300.0  $1,024.6
Ratio of Gross Expenses to Average Net Assets#                        .88%          .87%          .86%          .90%      .87%
Ratio of Net Expenses to Average Net Assets                           .87%/++/      .87%/++/      .85%/++/      .90%      .87%
Ratio of Net Investment Income (Loss) to Average Net Assets           .37%          .57%          .21%          .21%      .02%
Portfolio Turnover Rate                                                41%           19%           27%           24%       25%

Trust Class                                                                      Year Ended August 31,
                                                                 ------------------------------------------------------

                                                                        2006        2005        2004     2003      2002

Net Asset Value, Beginning of Year                               $27.36      $23.51      $23.75      $ 16.98  $ 26.66
                                                                 ------      ------      ------      -------  -------

Income From Investment Operations:
Net Investment Income (Loss)@                                       .04         .10         .01          .01     (.04)
Net Gains or Losses on Securities (both realized and unrealized)   1.65        3.76        (.24)        6.76    (7.86)
                                                                 ------      ------      ------      -------  -------
Total From Investment Operations                                   1.69        3.86        (.23)        6.77    (7.90)
                                                                 ------      ------      ------      -------  -------

Less Distributions From:
Net Investment Income                                              (.16)       (.01)       (.01)          --       --
Net Capital Gains                                                 (3.70)         --          --           --    (1.78)
                                                                 ------      ------      ------      -------  -------
Total Distributions                                               (3.86)       (.01)       (.01)          --    (1.78)
                                                                 ------      ------      ------      -------  -------
Net Asset Value, End of Year                                     $25.19      $27.36      $23.51      $ 23.75  $ 16.98
                                                                 ------      ------      ------      -------  -------
Total Return/+//+/                                                 6.81%      16.44%       (.98%)     +39.87%  (31.74%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $112.8      $189.4      $267.3      $ 333.0  $ 249.3
Ratio of Gross Expenses to Average Net Assets#                     1.06%       1.05%       1.03%        1.06%    1.04%
Ratio of Net Expenses to Average Net Assets                        1.06%/++/   1.04%/++/   1.02%/++/    1.06%    1.04%
Ratio of Net Investment Income (Loss) to Average Net Assets         .14%        .38%        .04%         .04%    (.15%)
Portfolio Turnover Rate                                              41%         19%         27%          24%      25%

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2006

Financial Highlights Focus Fund cont'd


Advisor Class                                                                     Year Ended August 31,
                                                                 -------------------------------------------------------


                                                                        2006        2005        2004      2003      2002

Net Asset Value, Beginning of Year                               $19.00      $16.35      $16.54      $ 11.86   $ 18.64
                                                                 ------      ------      ------      -------   -------

Income From Investment Operations:
Net Investment Income (Loss)@                                       .00         .04        (.02)        (.02)     (.06)
Net Gains or Losses on Securities (both realized and unrealized)   1.15        2.61        (.17)        4.70     (5.48)
                                                                 ------      ------      ------      -------   -------
Total From Investment Operations                                   1.15        2.65        (.19)        4.68     (5.54)
                                                                 ------      ------      ------      -------   -------

Less Distributions From:
Net Capital Gains                                                 (2.58)         --          --           --     (1.24)
                                                                 ------      ------      ------      -------   -------
Net Asset Value, End of Year                                     $17.57      $19.00      $16.35      $ 16.54   $ 11.86
                                                                 ------      ------      ------      -------   -------
Total Return/+//+/                                                 6.62%      16.21%      (1.15%)     +39.46%   (31.83%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $ 28.1      $ 35.3      $ 41.7      $  26.9   $  15.8
Ratio of Gross Expenses to Average Net Assets#                     1.27%       1.24%       1.22%        1.31%     1.28%
Ratio of Net Expenses to Average Net Assets                        1.26%/++/   1.23%/++/   1.21%/++/    1.31%     1.28%
Ratio of Net Investment Income (Loss) to Average Net Assets        (.03%)       .20%       (.13%)       (.19%)    (.37%)
Portfolio Turnover Rate                                              41%         19%         27%          24%       25%

See Notes to Financial Highlights

Financial Highlights Genesis Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class                                                                        Year Ended August 31,
                                                                 ---------------------------------------------------------------


                                                                          2006          2005          2004       2003       2002

Net Asset Value, Beginning of Year                               $  34.03      $  27.03      $  23.44      $  19.70   $  19.78
                                                                 --------      --------      --------      --------   --------

Income From Investment Operations:
Net Investment Income (Loss)@                                        (.05)         (.08)         (.10)         (.06)      (.01)
Net Gains or Losses on Securities (both realized and unrealized)     1.71          7.97          3.70          3.87        .51
                                                                 --------      --------      --------      --------   --------
Total From Investment Operations                                     1.66          7.89          3.60          3.81        .50
                                                                 --------      --------      --------      --------   --------

Less Distributions From:
Net Capital Gains                                                    (.77)         (.89)         (.01)         (.07)      (.58)
                                                                 --------      --------      --------      --------   --------
Net Asset Value, End of Year                                     $  34.92      $  34.03      $  27.03      $  23.44   $  19.70
                                                                 --------      --------      --------      --------   --------
Total Return/+//+/                                                  +4.89%       +29.68%       +15.37%       +19.40%     +2.54%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $1,901.1      $1,823.2      $1,324.0      $1,273.2   $1,063.2
Ratio of Gross Expenses to Average Net Assets#                       1.02%         1.04%         1.05%         1.08%      1.10%
Ratio of Net Expenses to Average Net Assets                          1.02%/++/     1.04%/++/     1.05%/++/     1.08%      1.10%
Ratio of Net Investment Income (Loss) to Average Net Assets          (.15%)        (.25%)        (.38%)        (.31%)     (.05%)
Portfolio Turnover Rate                                                19%           11%           23%           17%        19%

Trust Class                                                                           Year Ended August 31,
                                                                 ---------------------------------------------------------------


                                                                          2006          2005          2004       2003       2002

Net Asset Value, Beginning of Year                               $  48.66      $  38.66      $  33.54      $  28.19   $  28.33
                                                                 --------      --------      --------      --------   --------

Income From Investment Operations:
Net Investment Income (Loss)@                                        (.11)         (.13)         (.16)         (.10)      (.02)
Net Gains or Losses on Securities (both realized and unrealized)     2.44         11.39          5.30          5.55        .72
                                                                 --------      --------      --------      --------   --------
Total From Investment Operations                                     2.33         11.26          5.14          5.45        .70
                                                                 --------      --------      --------      --------   --------

Less Distributions From:
Net Capital Gains                                                   (1.10)        (1.26)         (.02)         (.10)      (.84)
                                                                 --------      --------      --------      --------   --------
Net Asset Value, End of Year                                     $  49.89      $  48.66      $  38.66      $  33.54   $  28.19
                                                                 --------      --------      --------      --------   --------
Total Return/+//+/                                                  +4.82%       +29.63%       +15.32%       +19.40%     +2.49%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $5,970.9      $6,348.2      $4,086.3      $2,931.7   $2,237.3
Ratio of Gross Expenses to Average Net Assets#                       1.09%         1.10%         1.10%         1.12%      1.13%
Ratio of Net Expenses to Average Net Assets                          1.09%/++/     1.09%/++/     1.10%/++/     1.12%      1.13%
Ratio of Net Investment Income (Loss) to Average Net Assets          (.22%)        (.31%)        (.42%)        (.35%)     (.07%)
Portfolio Turnover Rate                                                19%           11%           23%           17%        19%

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2006

Financial Highlights Genesis Fund cont'd


Advisor Class                                                                     Year Ended August 31,
                                                                 --------------------------------------------------------


                                                                        2006         2005         2004      2003     2002

Net Asset Value, Beginning of Year                               $28.46      $ 22.66      $ 19.71      $ 16.60   $16.72
                                                                 ------      -------      -------      -------   ------

Income From Investment Operations:
Net Investment Income (Loss)@                                      (.14)        (.14)        (.15)        (.10)    (.06)
Net Gains or Losses on Securities (both realized and unrealized)   1.42         6.67         3.11         3.27      .43
                                                                 ------      -------      -------      -------   ------
Total From Investment Operations                                   1.28         6.53         2.96         3.17      .37
                                                                 ------      -------      -------      -------   ------

Less Distributions From:
Net Capital Gains                                                  (.64)        (.73)        (.01)        (.06)    (.49)
                                                                 ------      -------      -------      -------   ------
Net Asset Value, End of Year                                     $29.10      $ 28.46      $ 22.66      $ 19.71   $16.60
                                                                 ------      -------      -------      -------   ------
Total Return/+//+/                                                +4.52%      +29.31%      +15.02%      +19.15%   +2.22%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $617.4      $ 661.0      $ 438.5      $ 320.2   $298.2
Ratio of Gross Expenses to Average Net Assets#                     1.35%        1.35%        1.36%        1.37%    1.39%
Ratio of Net Expenses to Average Net Assets                        1.34%/++/    1.35%/++/    1.35%/++/    1.37%    1.39%
Ratio of Net Investment Income (Loss) to Average Net Assets        (.47%)       (.56%)       (.68%)       (.61%)   (.33%)
Portfolio Turnover Rate                                              19%          11%          23%          17%      19%

Institutional Class                                                                Year Ended August 31,
                                                                 ---------------------------------------------------------


                                                                           2006           2005      2004      2003    2002

Net Asset Value, Beginning of Year                               $  46.66       $  36.98       $ 32.00   $ 26.83   $26.88
                                                                 --------       --------       -------   -------   ------

Income From Investment Operations:
Net Investment Income (Loss)@                                         .01           (.02)         (.06)     (.02)     .05
Net Gains or Losses on Securities (both realized and unrealized)     2.34          10.91          5.06      5.28      .69
                                                                 --------       --------       -------   -------   ------
Total From Investment Operations                                     2.35          10.89          5.00      5.26      .74
                                                                 --------       --------       -------   -------   ------

Less Distributions From:
Net Capital Gains                                                   (1.06)         (1.21)         (.02)     (.09)    (.79)
                                                                 --------       --------       -------   -------   ------
Net Asset Value, End of Year                                     $  47.95       $  46.66       $ 36.98   $ 32.00   $26.83
                                                                 --------       --------       -------   -------   ------
Total Return/+//+/                                                  +5.05%        +29.95%       +15.62%   +19.68%   +2.77%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $2,625.7       $1,788.7       $ 912.4   $ 638.2   $456.3
Ratio of Gross Expenses to Average Net Assets#                        .85%           .85%          .85%      .85%     .85%
Ratio of Net Expenses to Average Net Assets/++/                       .85%/(S)/      .85%/(S)/     .85%      .85%     .85%
Ratio of Net Investment Income (Loss) to Average Net Assets          0.03%          (.06%)        (.17%)    (.08%)    .20%
Portfolio Turnover Rate                                                19%            11%           23%       17%      19%

See Notes to Financial Highlights

Financial Highlights Guardian Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class                                                                       Year Ended August 31,
                                                                 --------------------------------------------------------------

                                                                          2006          2005          2004      2003       2002

Net Asset Value, Beginning of Year                               $  17.52      $  14.46      $  12.92      $  11.53  $  14.30
                                                                 --------      --------      --------      --------  --------

Income From Investment Operations:
Net Investment Income (Loss)@                                         .08           .13           .05           .05       .12
Net Gains or Losses on Securities (both realized and unrealized)     1.16          2.98          1.53          1.40     (2.77)
                                                                 --------      --------      --------      --------  --------
Total From Investment Operations                                     1.24          3.11          1.58          1.45     (2.65)
                                                                 --------      --------      --------      --------  --------

Less Distributions From:
Net Investment Income                                                (.12)         (.05)         (.04)         (.05)     (.12)
Tax Return of Capital                                                  --            --            --          (.01)       --
                                                                 --------      --------      --------      --------  --------
Total Distributions                                                  (.12)         (.05)         (.04)         (.06)     (.12)
                                                                 --------      --------      --------      --------  --------
Net Asset Value, End of Year                                     $  18.64      $  17.52      $  14.46      $  12.92  $  11.53
                                                                 --------      --------      --------      --------  --------
Total Return/+//+/                                                  +7.09%       +21.52%       +12.24%       +12.70%   (18.64%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $1,417.0      $1,415.2      $1,300.6      $1,297.6  $1,337.1
Ratio of Gross Expenses to Average Net Assets#                        .89%          .90%          .91%          .92%      .88%
Ratio of Net Expenses to Average Net Assets                           .88%/++/      .90%/++/      .90%/++/      .92%      .88%
Ratio of Net Investment Income (Loss) to Average Net Assets           .47%          .83%          .35%          .44%      .84%
Portfolio Turnover Rate                                                34%           20%           25%          113%       85%

Trust Class                                                                       Year Ended August 31,
                                                                 --------------------------------------------------------

                                                                        2006         2005         2004     2003      2002

Net Asset Value, Beginning of Year                               $13.79      $ 11.39      $ 10.18      $  9.10  $ 11.27
                                                                 ------      -------      -------      -------  -------

Income From Investment Operations:
Net Investment Income (Loss)@                                       .04          .08          .02          .03      .08
Net Gains or Losses on Securities (both realized and unrealized)    .91         2.35         1.21         1.10    (2.18)
                                                                 ------      -------      -------      -------  -------
Total From Investment Operations                                    .95         2.43         1.23         1.13    (2.10)
                                                                 ------      -------      -------      -------  -------

Less Distributions From:
Net Investment Income                                              (.08)        (.03)        (.02)        (.04)    (.07)
Tax Return of Capital                                                --           --           --         (.01)      --
                                                                 ------      -------      -------      -------  -------
Total Distributions                                                (.08)        (.03)        (.02)        (.05)    (.07)
                                                                 ------      -------      -------      -------  -------
Net Asset Value, End of Year                                     $14.66      $ 13.79      $ 11.39      $ 10.18  $  9.10
                                                                 ------      -------      -------      -------  -------
Total Return/+//+/                                                +6.90%      +21.33%      +12.09%      +12.59%  (18.72%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $160.5      $ 180.0      $ 282.7      $ 288.5  $ 335.3
Ratio of Gross Expenses to Average Net Assets#                     1.05%        1.05%        1.04%        1.05%    1.02%
Ratio of Net Expenses to Average Net Assets                        1.04%/++/    1.04%/++/    1.04%/++/    1.05%    1.02%
Ratio of Net Investment Income (Loss) to Average Net Assets         .31%         .64%         .21%         .33%     .71%
Portfolio Turnover Rate                                              34%          20%          25%         113%      85%

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2006

Financial Highlights Guardian Fund cont'd


Advisor Class                                                                      Year Ended August 31,
                                                                 ----------------------------------------------------------


                                                                        2006          2005          2004     2003      2002

Net Asset Value, Beginning of Year                               $15.49      $ 12.83       $ 11.48       $ 10.29  $ 12.75
                                                                 ------      -------       -------       -------  -------

Income From Investment Operations:
Net Investment Income (Loss)@                                      (.02)        (.04)         (.01)           --      .06
Net Gains or Losses on Securities (both realized and unrealized)   1.01         2.70          1.36          1.25    (2.47)
                                                                 ------      -------       -------       -------  -------
Total From Investment Operations                                    .99         2.66          1.35          1.25    (2.41)
                                                                 ------      -------       -------       -------  -------
Less Distributions From:
Net Investment Income                                                --           --            --          (.05)    (.05)
Tax Return of Capital                                                --           --            --          (.01)      --
                                                                 ------      -------       -------       -------  -------
Total Distributions                                                  --           --            --          (.06)    (.05)
                                                                 ------      -------       -------       -------  -------
Net Asset Value, End of Year                                     $16.48      $ 15.49       $ 12.83       $ 11.48  $ 10.29
                                                                 ------      -------       -------       -------  -------
Total Return/+//+/                                                +6.39%      +20.73%       +11.76%       +12.21%  (18.95%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  1.3      $   0.6       $   6.7       $  16.6  $  17.0
Ratio of Gross Expenses to Average Net Assets#                     1.50%        1.50%         1.31%         1.31%    1.24%
Ratio of Net Expenses to Average Net Assets                        1.49%/++/    1.50% /++/    1.30% /++/    1.31%    1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets        (.12%)       (.28%)        (.09%)         .05%     .48%
Portfolio Turnover Rate                                              34%          20%           25%          113%      85%

See Notes to Financial Highlights

Financial Highlights International Fund


The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class                                                                    Year Ended August 31,
                                                            -----------------------------------------------------------------

                                                                    2006         2005              2004         2003     2002

Net Asset Value, Beginning of Year                          $ 21.01      $ 15.42      $ 11.58           $ 10.60      $11.81
                                                            -------      -------      -------           -------      ------

Income From Investment Operations:
Net Investment Income (Loss)@                                   .28          .15          .10               .10         .03
Net Gains or Losses on Securities
 (both realized and unrealized)                                3.81         5.54         3.89               .88       (1.21)
                                                            -------      -------      -------           -------      ------
Total From Investment Operations                               4.09         5.69         3.99               .98       (1.18)
                                                            -------      -------      -------           -------      ------

Less Distributions From:
Net Investment Income                                          (.13)        (.11)        (.16)             (.03)       (.02)
Net Capital Gains                                              (.75)          --           --                --        (.04)
                                                            -------      -------      -------           -------      ------
Total Distributions                                            (.88)        (.11)        (.16)             (.03)       (.06)
                                                            -------      -------      -------           -------      ------
Redemption Fees@                                                .01          .01          .01               .03         .03
                                                            -------      -------      -------           -------      ------
Net Asset Value, End of Year                                $ 24.23      $ 21.01      $ 15.42           $ 11.58      $10.60
                                                            -------      -------      -------           -------      ------
Total Return/+//+/                                           +20.07%      +37.08%      +34.73%            +9.58%      (9.76%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                       $ 921.4      $ 455.5      $ 162.1           $  82.0      $ 77.1
Ratio of Gross Expenses to Average Net Assets#                 1.26%        1.40%        1.57%             1.70%       1.69%
Ratio of Net Expenses to Average Net Assets                    1.25%/++/    1.39%/++/    1.57%/++//(S)/    1.70%/++/   1.69%
Ratio of Net Investment Income (Loss) to Average Net Assets    1.19%         .82%         .68%             1.00%        .31%
Portfolio Turnover Rate                                          48%          38%          72%               90%         63%

Trust Class                                                                       Year Ended August 31,
                                                            -----------------------------------------------------------------

                                                                    2006         2005              2004         2003     2002

Net Asset Value, Beginning of Year                          $ 22.93      $ 16.80      $ 12.60           $ 11.36      $12.56
                                                            -------      -------      -------           -------      ------

Income From Investment Operations:
Net Investment Income (Loss)@                                   .31          .14          .03               .09        (.01)
Net Gains or Losses on Securities
 (both realized and unrealized)                                4.16         6.04         4.27              1.04       (1.26)
                                                            -------      -------      -------           -------      ------
Total From Investment Operations                               4.47         6.18         4.30              1.13       (1.27)
                                                            -------      -------      -------           -------      ------

Less Distributions From:
Net Investment Income                                          (.08)        (.06)        (.11)               --          --
Net Capital Gains                                              (.81)          --           --                --        (.04)
                                                            -------      -------      -------           -------      ------
Total Distributions                                            (.89)        (.06)        (.11)               --        (.04)
                                                            -------      -------      -------           -------      ------
Redemption Fees@                                                .01          .01          .01               .11         .11
                                                            -------      -------      -------           -------      ------
Net Asset Value, End of Year                                $ 26.52      $ 22.93      $ 16.80           $ 12.60      $11.36
                                                            -------      -------      -------           -------      ------
Total Return/+//+/                                           +20.02%      +36.89%      +34.31%           +10.92%      (9.25%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                       $ 870.9      $ 233.2      $  16.7           $   2.2      $  0.9
Ratio of Gross Expenses to Average Net Assets#                 1.33%        1.50%        1.93%             2.00%       1.99%
Ratio of Net Expenses to Average Net Assets/++/                1.32%        1.48%        1.93%/(S)/        2.00%       1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets    1.21%         .70%         .17%              .81%       (.09%)
Portfolio Turnover Rate                                          48%          38%          72%               90%         63%

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2006

Financial Highlights International Institutional Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Institutional Class                                                               Period from
                                                                 Year Ended    June 17, 2005^
                                                                 August 31,     to August 31,
                                                                 ------------  -----------------


                                                                       2006              2005

Net Asset Value, Beginning of Period                                $ 10.95            $10.00
                                                                    -------            ------

Income From Investment Operations:
Net Investment Income (Loss)@                                           .22               .00
Net Gains or Losses on Securities (both realized and unrealized)       1.60               .95
                                                                    -------            ------
Total From Investment Operations                                       1.82               .95
                                                                    -------            ------

Less Distributions From:
Net Investment Income                                                  (.03)               --
Net Capital Gains                                                      (.05)               --
                                                                    -------            ------
Total Distributions                                                    (.08)               --
                                                                    -------            ------
Redemption Fees@                                                        .00               .00
                                                                    -------            ------
Net Asset Value, End of Period                                      $ 12.69            $10.95
                                                                    -------            ------
Total Return/+//+/                                                   +16.68%            +9.50%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                             $ 627.6            $ 42.2
Ratio of Gross Expenses to Average Net Assets#                          .85%              .85%*
Ratio of Net Expenses to Average Net Assets/++/                         .85%              .85%*
Ratio of Net Investment Income (Loss) to Average Net Assets            1.78%              .14%*
Portfolio Turnover Rate                                                  45%               14%**

See Notes to Financial Highlights

Financial Highlights International Large Cap Fund

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.

Trust Class                                                          Period from
                                                                 August 1, 2006^
                                                                   to August 31,
                                                                 ------------------


                                                                            2006

Net Asset Value, Beginning of Period                                      $10.00
                                                                          ------

Income From Investment Operations:
Net Investment Income (Loss)@                                                .01
Net Gains or Losses on Securities (both realized and unrealized)             .18
                                                                          ------
Total From Investment Operations                                             .19
                                                                          ------
Net Asset Value, End of Period                                            $10.19
                                                                          ------
Total Return/+//+/                                                         +1.90%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                                   $  6.2
Ratio of Gross Expenses to Average Net Assets#                              1.25%*
Ratio of Net Expenses to Average Net Assets/++/                             1.25%*
Ratio of Net Investment Income (Loss) to Average Net Assets                 1.32%*
Portfolio Turnover Rate                                                        6%**

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2006

Financial Highlights Manhattan Fund

The following tables include selected data for a share outstanding throughout the year and other performance information derived from the Financial Statements.

Investor Class                                                                         Year Ended August 31,
                                                                 ----------------------------------------------------


                                                                        2006         2005        2004 2003/++++/

Net Asset Value, Beginning of Year                               $ 7.45      $  5.86      $ 5.58           $  4.70
                                                                 ------      -------      ------           -------

Income From Investment Operations:
Net Investment Income (Loss)@                                      (.03)        (.04)       (.04)             (.04)
Net Gains or Losses on Securities (both realized and unrealized)    .75         1.63         .32               .92
                                                                 ------      -------      ------           -------
Total From Investment Operations                                    .72         1.59         .28               .88
                                                                 ------      -------      ------           -------

Less Distributions From:
Net Capital Gains                                                    --           --          --                --
                                                                 ------      -------      ------           -------
Net Asset Value, End of Year                                     $ 8.17      $  7.45      $ 5.86           $  5.58
                                                                 ------      -------      ------           -------
Total Return/+//+/                                                +9.66%      +27.13%      +5.02%           +18.72%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $356.7      $ 342.2      $306.2           $ 324.6
Ratio of Gross Expenses to Average Net Assets#                     1.05%        1.07%       1.09%             1.12%
Ratio of Net Expenses to Average Net Assets                        1.04%/++/    1.06%/++/   1.06%/++/         1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets        (.36%)       (.65%)      (.63%)            (.78%)
Portfolio Turnover Rate                                              45%          65%        102%              145%

Investor Class
                                                                 --------------


                                                                 2002/++++/

Net Asset Value, Beginning of Year                                    $  6.63
                                                                      -------

Income From Investment Operations:
Net Investment Income (Loss)@                                            (.04)
Net Gains or Losses on Securities (both realized and unrealized)        (1.84)
                                                                      -------
Total From Investment Operations                                        (1.88)
                                                                      -------

Less Distributions From:
Net Capital Gains                                                        (.05)
                                                                      -------
Net Asset Value, End of Year                                          $  4.70
                                                                      -------
Total Return/+//+/                                                     (28.57%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                                 $ 300.5
Ratio of Gross Expenses to Average Net Assets#                           1.05%
Ratio of Net Expenses to Average Net Assets                              1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets              (.69%)
Portfolio Turnover Rate                                                    98%

Trust Class                                                                            Year Ended August 31,
                                                                 ----------------------------------------------------


                                                                        2006         2005        2004 2003/++++/

Net Asset Value, Beginning of Year                               $11.46      $  9.04      $ 8.62           $  7.26
                                                                 ------      -------      ------           -------

Income From Investment Operations:
Net Investment Income (Loss)@                                      (.08)        (.09)       (.07)             (.06)
Net Gains or Losses on Securities (both realized and unrealized)   1.15         2.51         .49              1.42
                                                                 ------      -------      ------           -------
Total From Investment Operations                                   1.07         2.42         .42              1.36
                                                                 ------      -------      ------           -------

Less Distributions From:
Net Capital Gains                                                    --           --          --                --
                                                                 ------      -------      ------           -------
Net Asset Value, End of Year                                     $12.53      $ 11.46      $ 9.04           $  8.62
                                                                 ------      -------      ------           -------
Total Return/+//+/                                                +9.34%      +26.77%      +4.87%           +18.73%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  6.6      $   7.6      $  9.5           $  16.7
Ratio of Gross Expenses to Average Net Assets#                     1.33%        1.27%       1.21%             1.19%
Ratio of Net Expenses to Average Net Assets                        1.32%/++/    1.26%/++/   1.19%/++/         1.19%
Ratio of Net Investment Income (Loss) to Average Net Assets        (.65%)       (.85%)      (.77%)            (.85%)
Portfolio Turnover Rate                                              45%          65%        102%              145%

Trust Class
                                                                 --------------


                                                                 2002/++ ++/

Net Asset Value, Beginning of Year                                    $ 10.23
                                                                      -------

Income From Investment Operations:
Net Investment Income (Loss)@                                            (.07)
Net Gains or Losses on Securities (both realized and unrealized)        (2.83)
                                                                      -------
Total From Investment Operations                                        (2.90)
                                                                      -------

Less Distributions From:
Net Capital Gains                                                        (.07)
                                                                      -------
Net Asset Value, End of Year                                          $  7.26
                                                                      -------
Total Return/+//+/                                                     (28.54%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                                 $  18.2
Ratio of Gross Expenses to Average Net Assets#                           1.11%
Ratio of Net Expenses to Average Net Assets                              1.11%
Ratio of Net Investment Income (Loss) to Average Net Assets              (.75%)
Portfolio Turnover Rate                                                    98%

See Notes to Financial Highlights

Financial Highlights Manhattan Fund cont'd


Advisor Class                                                                      Year Ended August 31,
                                                                 ---------------------------------------------------------


                                                                     2006      2005     2004 2003/++++/     2002/++++/

Net Asset Value, Beginning of Year                               $11.88   $  9.40   $ 9.00        $  7.61        $ 10.77
                                                                 ------   -------   ------        -------        -------

Income From Investment Operations:
Net Investment Income (Loss)@                                      (.10)     (.11)    (.10)          (.09)          (.11)
Net Gains or Losses on Securities (both realized and unrealized)   1.18      2.59      .50           1.48          (2.97)
                                                                 ------   -------   ------        -------        -------
Total From Investment Operations                                   1.08      2.48      .40           1.39          (3.08)
                                                                 ------   -------   ------        -------        -------

Less Distributions From:
Net Capital Gains                                                    --        --       --             --           (.08)
                                                                 ------   -------   ------        -------        -------
Net Asset Value, End of Year                                     $12.96   $ 11.88   $ 9.40        $  9.00        $  7.61
                                                                 ------   -------   ------        -------        -------
Total Return/+//+/                                                +9.09%   +26.38%   +4.44%        +18.27%        (28.81%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  0.8   $   1.1   $  2.1        $   2.2        $   1.8
Ratio of Gross Expenses to Average Net Assets#                     1.50%     1.50%    1.50%          1.50%          1.50%
Ratio of Net Expenses to Average Net Assets/++/                    1.49%     1.49%    1.48%          1.50%          1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets        (.80%)   (1.08%)  (1.05%)        (1.16%)        (1.14%)
Portfolio Turnover Rate                                              45%       65%     102%           145%            98%

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2006

Financial Highlights Millennium Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class                                                                           Year Ended August 31,
                                                                 -------------------------------------------------------


                                                                        2006         2005        2004 2003/++++/

Net Asset Value, Beginning of Year                               $14.19      $ 10.71      $10.88           $  9.36
                                                                 ------      -------      ------           -------

Income From Investment Operations:
Net Investment Income (Loss)@                                      (.19)        (.19)       (.14)             (.10)
Net Gains or Losses on Securities (both realized and unrealized)   1.01         3.67        (.03)             1.62
                                                                 ------      -------      ------           -------
Total From Investment Operations                                    .82         3.48        (.17)             1.52
                                                                 ------      -------      ------           -------
Net Asset Value, End of Year                                     $15.01      $ 14.19      $10.71           $ 10.88
                                                                 ------      -------      ------           -------
Total Return/+//+/                                                +5.78%      +32.49%      (1.56%)          +16.24%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $ 46.9      $  45.0      $ 43.3           $  59.1
Ratio of Gross Expenses to Average Net Assets#                     1.60%        1.75%       1.75%             1.75%
Ratio of Net Expenses to Average Net Assets                        1.57%/++/    1.71%/++/   1.71%/++/         1.75%/++/
Ratio of Net Investment Income (Loss) to Average Net Assets       (1.21%)      (1.47%)     (1.20%)           (1.09%)
Portfolio Turnover Rate                                             142%         204%        146%              241%

Investor Class
                                                                 --------------


                                                                 2002/++++/

Net Asset Value, Beginning of Year                                    $ 14.35
                                                                      -------

Income From Investment Operations:
Net Investment Income (Loss)@                                            (.14)
Net Gains or Losses on Securities (both realized and unrealized)        (4.85)
                                                                      -------
Total From Investment Operations                                        (4.99)
                                                                      -------
Net Asset Value, End of Year                                          $  9.36
                                                                      -------
Total Return/+//+/                                                     (34.77%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                                 $  63.1
Ratio of Gross Expenses to Average Net Assets#                           1.62%
Ratio of Net Expenses to Average Net Assets                              1.62%
Ratio of Net Investment Income (Loss) to Average Net Assets             (1.05%)
Portfolio Turnover Rate                                                   126%

Trust Class                                                                        Year Ended August 31,
                                                                 ---------------------------------------------------------


                                                                     2006      2005     2004 2003/++++/     2002/++++/

Net Asset Value, Beginning of Year                               $15.62   $ 11.78   $11.98        $ 10.30        $ 15.82
                                                                 ------   -------   ------        -------        -------

Income From Investment Operations:
Net Investment Income (Loss)@                                      (.22)     (.21)    (.15)          (.11)          (.17)
Net Gains or Losses on Securities (both realized and unrealized)   1.12      4.05     (.05)          1.79          (5.35)
                                                                 ------   -------   ------        -------        -------
Total From Investment Operations                                    .90      3.84     (.20)          1.68          (5.52)
                                                                 ------   -------   ------        -------        -------
Net Asset Value, End of Year                                     $16.52   $ 15.62   $11.78        $ 11.98        $ 10.30
                                                                 ------   -------   ------        -------        -------
Total Return/+//+/                                                +5.76%   +32.60%   (1.67%)       +16.31%        (34.89%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  2.5   $   2.7   $  2.7        $   4.6        $   4.3
Ratio of Gross Expenses to Average Net Assets#                     1.66%     1.75%    1.75%          1.75%          1.75%
Ratio of Net Expenses to Average Net Assets/++/                    1.63%     1.71%    1.70%          1.75%          1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets       (1.26%)   (1.48%)  (1.20%)        (1.10%)        (1.18%)
Portfolio Turnover Rate                                             142%      204%     146%           241%           126%

See Notes to Financial Highlights

Financial Highlights Millennium Fund cont'd


Advisor Class                                                                                                   Period from
                                                                                                               May 3, 2002^
                                                                           Year Ended August 31,              to August 31,
                                                                 -------------------------------------------  -----------------


                                                                     2006      2005     2004 2003/++++/       2002/++++/

Net Asset Value, Beginning of Period                             $10.49   $  7.92   $ 8.04        $  6.92           $ 10.00
                                                                 ------   -------   ------        -------           -------

Income From Investment Operations:
Net Investment Income (Loss)@                                      (.16)     (.15)    (.11)          (.09)             (.04)
Net Gains or Losses on Securities (both realized and unrealized)    .74      2.72     (.01)          1.21             (3.04)
                                                                 ------   -------   ------        -------           -------
Total From Investment Operations                                    .58      2.57     (.12)          1.12             (3.08)
                                                                 ------   -------   ------        -------           -------
Net Asset Value, End of Period                                   $11.07   $ 10.49   $ 7.92        $  8.04           $  6.92
                                                                 ------   -------   ------        -------           -------
Total Return/+//+/                                                +5.53%   +32.45%   (1.49%)       +16.18%           (30.80%)**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $  2.2   $   1.0   $  0.5        $   0.8           $   0.2
Ratio of Gross Expenses to Average Net Assets#                     1.77%     1.90%    1.90%          1.90%             1.90%*
Ratio of Net Expenses to Average Net Assets/++/                    1.74%     1.86%    1.86%          1.90%             1.90%*
Ratio of Net Investment Income (Loss) to Average Net Assets       (1.36%)   (1.62%)  (1.36%)        (1.25%)           (1.28%)*
Portfolio Turnover Rate                                             142%      204%     146%           241%              126%o

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2006

Financial Highlights Partners Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class                                                                       Year Ended August 31,
                                                                 --------------------------------------------------------------

                                                                          2006          2005          2004      2003       2002

Net Asset Value, Beginning of Year                               $  28.62      $  21.41      $  19.22      $  16.67  $  20.54
                                                                 --------      --------      --------      --------  --------

Income From Investment Operations:
Net Investment Income (Loss)@                                         .24           .21           .16           .01       .03
Net Gains or Losses on Securities (both realized and unrealized)     1.43          7.17          2.04          2.57     (3.44)
                                                                 --------      --------      --------      --------  --------
Total From Investment Operations                                     1.67          7.38          2.20          2.58     (3.41)
                                                                 --------      --------      --------      --------  --------

Less Distributions From:
Net Investment Income                                                (.27)         (.17)         (.01)         (.03)     (.08)
Net Capital Gains                                                   (1.31)           --            --            --      (.38)
                                                                 --------      --------      --------      --------  --------
Total Distributions                                                 (1.58)         (.17)         (.01)         (.03)     (.46)
                                                                 --------      --------      --------      --------  --------
Net Asset Value, End of Year                                     $  28.71      $  28.62      $  21.41      $  19.22  $  16.67
                                                                 --------      --------      --------      --------  --------
Total Return/+//+/                                                  +5.87%       +34.59%       +11.43%       +15.51%   (16.98%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $2,106.7      $1,826.9      $1,280.8      $1,247.2  $1,209.6
Ratio of Gross Expenses to Average Net Assets#                        .82%          .86%          .88%          .90%      .87%
Ratio of Net Expenses to Average Net Assets                           .82%/++/      .85%/++/      .87%/++/      .90%      .87%
Ratio of Net Investment Income (Loss) to Average Net Assets           .84%          .83%          .76%          .08%      .16%
Portfolio Turnover Rate                                                33%           61%           67%           65%       53%

Trust Class                                                                        Year Ended August 31,
                                                                 ---------------------------------------------------------

                                                                        2006         2005         2004      2003      2002

Net Asset Value, Beginning of Year                               $22.02      $ 16.48      $ 14.81      $ 12.84   $ 15.81
                                                                 ------      -------      -------      -------   -------

Income From Investment Operations:
Net Investment Income (Loss)@                                       .15          .13          .10         (.01)     (.00)
Net Gains or Losses on Securities (both realized and unrealized)   1.11         5.51         1.57         1.98     (2.65)
                                                                 ------      -------      -------      -------   -------
Total From Investment Operations                                   1.26         5.64         1.67         1.97     (2.65)
                                                                 ------      -------      -------      -------   -------

Less Distributions From:
Net Investment Income                                              (.13)        (.10)          --           --      (.03)
Net Capital Gains                                                 (1.01)          --           --           --      (.29)
                                                                 ------      -------      -------      -------   -------
Total Distributions                                               (1.14)        (.10)          --           --      (.32)
                                                                 ------      -------      -------      -------   -------
Net Asset Value, End of Year                                     $22.14      $ 22.02      $ 16.48      $ 14.81   $ 12.84
                                                                 ------      -------      -------      -------   -------
Total Return/+//+/                                                +5.70%      +34.34%      +11.28%      +15.34%   (17.10%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $970.5      $ 532.8      $ 283.8      $ 301.1   $ 314.7
Ratio of Gross Expenses to Average Net Assets#                     1.00%        1.03%        1.04%        1.05%     1.03%
Ratio of Net Expenses to Average Net Assets                         .99%/++/    1.02%/++/    1.02%/++/    1.05%     1.03%
Ratio of Net Investment Income (Loss) to Average Net Assets         .66%         .66%         .60%        (.07%)    (.00%)
Portfolio Turnover Rate                                              33%          61%          67%          65%       53%

See Notes to Financial Highlights

Financial Highlights Partners Fund cont'd


Advisor Class                                                                      Year Ended August 31,
                                                                 ---------------------------------------------------------


                                                                        2006         2005         2004      2003      2002

Net Asset Value, Beginning of Year                               $19.01      $ 14.23      $ 12.82      $ 11.14   $ 13.72
                                                                 ------      -------      -------      -------   -------

Income From Investment Operations:
Net Investment Income (Loss)@                                       .10          .07          .03         (.03)     (.02)
Net Gains or Losses on Securities (both realized and unrealized)    .94         4.77         1.38         1.71     (2.31)
                                                                 ------      -------      -------      -------   -------
Total From Investment Operations                                   1.04         4.84         1.41         1.68     (2.33)
                                                                 ------      -------      -------      -------   -------

Less Distributions From:
Net Investment Income                                              (.01)        (.06)          --           --        --
Net Capital Gains                                                  (.86)          --           --           --      (.25)
                                                                 ------      -------      -------      -------   -------
Total Distributions                                                (.87)        (.06)          --           --      (.25)
                                                                 ------      -------      -------      -------   -------
Net Asset Value, End of Year                                     $19.18      $ 19.01      $ 14.23      $ 12.82   $ 11.14
                                                                 ------      -------      -------      -------   -------
Total Return/+//+/                                                +5.56%      +34.04%      +11.00%      +15.08%   (17.29%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $605.0      $  85.6      $  13.7      $  30.0   $  29.9
Ratio of Gross Expenses to Average Net Assets#                     1.15%        1.25%        1.26%        1.26%     1.22%
Ratio of Net Expenses to Average Net Assets                        1.14%/++/    1.23%/++/    1.24%/++/    1.26%     1.22%
Ratio of Net Investment Income (Loss) to Average Net Assets         .52%         .40%         .25%        (.28%)    (.19%)
Portfolio Turnover Rate                                              33%          61%          67%          65%       53%

Institutional Class                                                Period from
                                                                 June 7, 2006^
                                                                 to August 31,
                                                                 ----------------


                                                                          2006

Net Asset Value, Beginning of Period                                    $28.12
                                                                        ------

Income From Investment Operations:
Net Investment Income (Loss)@                                              .19
Net Gains or Losses on Securities (both realized and unrealized)           .41
                                                                        ------
Total From Investment Operations                                           .60
                                                                        ------
Net Asset Value, End of Period                                          $28.72
                                                                        ------
Total Return/+//+/                                                        2.13%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                                 $130.5
Ratio of Gross Expenses to Average Net Assets#                             .70%*
Ratio of Net Expenses to Average Net Assets/++/                            .69%*
Ratio of Net Investment Income (Loss) to Average Net Assets               2.85%*
Portfolio Turnover Rate                                                     33%o

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2006

Financial Highlights Real Estate Fund


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Trust Class                                                                                              Period from
                                                                                                        May 1, 2002^
                                                                        Year Ended August 31,          to August 31,
                                                                 ------------------------------------  -----------------


                                                                     2006     2005     2004     2003            2002

Net Asset Value, Beginning of Period                             $ 14.73  $ 14.13  $ 11.49  $  9.81           $10.00
                                                                 -------  -------  -------  -------           ------

Income From Investment Operations:
Net Investment Income (Loss)@                                        .20      .19      .26      .31              .12
Net Gains or Losses on Securities (both realized and unrealized)    3.39     3.28     3.17     1.75             (.24)
                                                                 -------  -------  -------  -------           ------
Total From Investment Operations                                    3.59     3.47     3.43     2.06             (.12)
                                                                 -------  -------  -------  -------           ------

Less Distributions From:
Net Investment Income                                               (.27)    (.23)    (.28)    (.38)            (.07)
Net Capital Gains                                                  (2.36)   (2.64)    (.52)      --               --
                                                                 -------  -------  -------  -------           ------
Total Distributions                                                (2.63)   (2.87)    (.80)    (.38)            (.07)
                                                                 -------  -------  -------  -------           ------
Redemption Fees@                                                     .00      .00      .01      .00              .00
                                                                 -------  -------  -------  -------           ------
Net Asset Value, End of Period                                   $ 15.69  $ 14.73  $ 14.13  $ 11.49           $ 9.81
                                                                 -------  -------  -------  -------           ------
Total Return/+//+/                                                +28.50%  +27.06%  +31.03%  +21.70%           (1.23%)**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $  86.7  $  46.8  $  40.1  $  31.2           $ 12.2
Ratio of Gross Expenses to Average Net Assets#                      1.11%    1.50%    1.50%    1.50%            1.50%*
Ratio of Net Expenses to Average Net Assets/++/                     1.09%    1.48%    1.47%    1.50%            1.50%*
Ratio of Net Investment Income (Loss) to Average Net Assets         1.39%    1.40%    2.05%    3.10%            3.53%*
Portfolio Turnover Rate                                               97%     129%     148%      85%              44%**

See Notes to Financial Highlights

Financial Highlights Regency Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class
                                                                 ------------------------------


                                                                        2006              2005

Net Asset Value, Beginning of Year                               $17.37      $ 14.44
                                                                 ------      -------

Income From Investment Operations:
Net Investment Income (Loss)@                                       .13          .01
Net Gains or Losses on Securities (both realized and unrealized)    .39         4.08/(S)//(S)/
                                                                 ------      -------
Total From Investment Operations                                    .52         4.09
                                                                 ------      -------

Less Distributions From:
Net Investment Income                                              (.06)          --
Net Capital Gains                                                 (1.31)       (1.16)
                                                                 ------      -------
Total Distributions                                               (1.37)       (1.16)
                                                                 ------      -------
Net Asset Value, End of Year                                     $16.52      $ 17.37
                                                                 ------      -------
Total Return/+//+/                                                +2.94%      +29.26%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $111.1      $ 107.9
Ratio of Gross Expenses to Average Net Assets#                     1.12%        1.21%
Ratio of Net Expenses to Average Net Assets                        1.11%/++/    1.20%/(S)//++/
Ratio of Net Investment Income (Loss) to Average Net Assets         .75%         .09%
Portfolio Turnover Rate                                              52%          91%

Investor Class                                                     Year Ended August 31,
                                                                 ------------------------------------------------------


                                                                              2004 2003/++++/        2002/++++/

Net Asset Value, Beginning of Year                               $ 12.14                $ 10.58            $12.92
                                                                 -------                -------            ------

Income From Investment Operations:
Net Investment Income (Loss)@                                       (.03)                  (.03)             (.01)
Net Gains or Losses on Securities (both realized and unrealized)    2.33                   1.59              (.88)
                                                                 -------                -------            ------
Total From Investment Operations                                    2.30                   1.56              (.89)
                                                                 -------                -------            ------

Less Distributions From:
Net Investment Income                                                 --                     --              (.01)
Net Capital Gains                                                     --                     --             (1.44)
                                                                 -------                -------            ------
Total Distributions                                                   --                     --             (1.45)
                                                                 -------                -------            ------
Net Asset Value, End of Year                                     $ 14.44                $ 12.14            $10.58
                                                                 -------                -------            ------
Total Return/+//+/                                                +18.95%                +14.74%            (7.42%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  33.5                $  20.1            $ 16.7
Ratio of Gross Expenses to Average Net Assets#                      1.50%                  1.50%             1.50%
Ratio of Net Expenses to Average Net Assets                         1.49%/(S)//++/         1.50%/++/         1.50%/(S)/
Ratio of Net Investment Income (Loss) to Average Net Assets         (.22%)                 (.30%)            (.07%)
Portfolio Turnover Rate                                               62%                    73%              119%

Trust Class                                                                            Year Ended August 31,
                                                                 ---------------------------------------------------


                                                                    2006              2005      2004 2003/++++/

Net Asset Value, Beginning of Year                               $15.13  $ 12.61           $ 10.61        $  9.24
                                                                 ------  -------           -------        -------

Income From Investment Operations:
Net Investment Income (Loss)@                                       .09     (.01)             (.03)          (.03)
Net Gains or Losses on Securities (both realized and unrealized)    .34     3.56/(S)//(S)/    2.03           1.40
                                                                 ------  -------           -------        -------
Total From Investment Operations                                    .43     3.55              2.00           1.37
                                                                 ------  -------           -------        -------

Less Distributions From:
Net Investment Income                                              (.02)      --                --             --
Net Capital Gains                                                 (1.13)   (1.03)               --             --
                                                                 ------  -------           -------        -------
Total Distributions                                               (1.15)   (1.03)               --             --
                                                                 ------  -------           -------        -------
Net Asset Value, End of Year                                     $14.41  $ 15.13           $ 12.61        $ 10.61
                                                                 ------  -------           -------        -------
Total Return/+//+/                                                +2.81%  +29.13%           +18.85%        +14.83%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $ 64.2  $  36.1           $  19.8        $  11.3
Ratio of Gross Expenses to Average Net Assets#                     1.25%    1.38%             1.50%          1.50%
Ratio of Net Expenses to Average Net Assets/++/                    1.24%    1.37%             1.49%          1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets         .61%    (.10%)            (.22%)         (.30%)
Portfolio Turnover Rate                                              52%      91%               62%            73%

Trust Class
                                                                 --------------


                                                                 2002/++++/

Net Asset Value, Beginning of Year                                     $11.30
                                                                       ------

Income From Investment Operations:
Net Investment Income (Loss)@                                            (.00)
Net Gains or Losses on Securities (both realized and unrealized)         (.78)
                                                                       ------
Total From Investment Operations                                         (.78)
                                                                       ------

Less Distributions From:
Net Investment Income                                                    (.01)
Net Capital Gains                                                       (1.27)
                                                                       ------
Total Distributions                                                     (1.28)
                                                                       ------
Net Asset Value, End of Year                                           $ 9.24
                                                                       ------
Total Return/+//+/                                                      (7.45%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                                  $ 13.4
Ratio of Gross Expenses to Average Net Assets#                           1.50%
Ratio of Net Expenses to Average Net Assets/++/                          1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets              (.04%)
Portfolio Turnover Rate                                                   119%

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2006

Financial Highlights Socially Responsive Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class                                                                   Year Ended August 31,
                                                                 ------------------------------------------------------


                                                                    2006     2005     2004 2003/++++/    2002/++++/

Net Asset Value, Beginning of Year                               $22.91  $ 19.48  $ 18.55       $ 15.39       $ 18.96
                                                                 ------  -------  -------       -------       -------

Income From Investment Operations:
Net Investment Income (Loss)@                                       .09      .18      .04           .02           .04
Net Gains or Losses on Securities (both realized and unrealized)   1.73     3.79     1.81          3.17         (1.83)
                                                                 ------  -------  -------       -------       -------
Total From Investment Operations                                   1.82     3.97     1.85          3.19         (1.79)
                                                                 ------  -------  -------       -------       -------

Less Distributions From:
Net Investment Income                                              (.14)    (.03)    (.05)         (.03)         (.06)
Net Capital Gains                                                  (.71)    (.51)    (.87)           --         (1.67)
Tax Return of Capital                                                --       --       --            --          (.05)
                                                                 ------  -------  -------       -------       -------
Total Distributions                                                (.85)    (.54)    (.92)         (.03)        (1.78)
                                                                 ------  -------  -------       -------       -------
Net Asset Value, End of Year                                     $23.88  $ 22.91  $ 19.48       $ 18.55       $ 15.39
                                                                 ------  -------  -------       -------       -------
Total Return/+//+/                                                +8.08%  +20.57%  +10.06%       +20.79%       (10.62%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $487.5  $ 330.0  $ 215.6       $ 132.8       $  71.2
Ratio of Gross Expenses to Average Net Assets#                      .95%    1.02%    1.07%         1.08%         1.17%
Ratio of Net Expenses to Average Net Assets                         .95%    1.01%    1.06%         1.07%         1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets         .39%     .83%     .19%          .14%          .21%
Portfolio Turnover Rate                                              23%      21%      35%           62%           60%

Trust Class                                                                      Year Ended August 31,
                                                                 ------------------------------------------------------


                                                                    2006     2005    2004 2003/++++/     2002/++++/

Net Asset Value, Beginning of Year                               $15.84  $ 13.47  $12.79       $ 10.62        $ 13.07
                                                                 ------  -------  ------       -------        -------

Income From Investment Operations:
Net Investment Income (Loss)@                                       .03      .12     .00          (.01)           .01
Net Gains or Losses on Securities (both realized and unrealized)   1.20     2.60    1.26          2.18          (1.28)
                                                                 ------  -------  ------       -------        -------
Total From Investment Operations                                   1.23     2.72    1.26          2.17          (1.27)
                                                                 ------  -------  ------       -------        -------

Less Distributions From:
Net Investment Income                                              (.06)    (.00)   (.01)         (.00)            --
Net Capital Gains                                                  (.48)    (.35)   (.57)           --          (1.14)
Tax Return of Capital                                                --       --      --            --           (.04)
                                                                 ------  -------  ------       -------        -------
Total Distributions                                                (.54)    (.35)   (.58)         (.00)         (1.18)
                                                                 ------  -------  ------       -------        -------
Net Asset Value, End of Year                                     $16.53  $ 15.84  $13.47       $ 12.79        $ 10.62
                                                                 ------  -------  ------       -------        -------
Total Return/+//+/                                                +7.93%  +20.36%  +9.89%       +20.45%        (10.86%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $239.2  $ 140.1  $ 42.3       $  28.7        $  12.5
Ratio of Gross Expenses to Average Net Assets#                     1.13%    1.17%   1.26%         1.33%          1.33%
Ratio of Net Expenses to Average Net Assets                        1.12%    1.17%   1.25%         1.32%          1.33%
Ratio of Net Investment Income (Loss) to Average Net Assets         .21%     .78%    .00%         (.12%)          .07%
Portfolio Turnover Rate                                              23%      21%     35%           62%            60%

See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds

/+//+/Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. For the years ended August 31, 2005 and August 31, 2004 Management reimbursed Partners for losses incurred in connection with the disposition of foreign forward currency contracts, which had no impact on total return.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

## In 2002, Technology was reorganized into Century. Portfolio turnover excludes purchases and sales of securities by Technology prior to the date of the reorganization.

/++/After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                                                 Year Ended August 31,
                                                            2006       2005  2004  2003       2002
Century Fund Investor Class                           2.51%      2.35%      2.05% 2.21% 2.09%
Fasciano Fund Investor Class                          1.21%      1.21%      1.23%   --    --
Fasciano Fund Advisor Class                           1.65%      1.67%      1.73%   --  4.58%/(1)/
Focus Fund Investor Class                              .87%       .87%       .86%   --    --
Focus Fund Trust Class                                1.06%      1.04%      1.02%   --    --
Focus Fund Advisor Class                              1.26%      1.23%      1.22%   --    --
Genesis Fund Investor Class                           1.02%      1.04%      1.05%   --    --
Genesis Fund Trust Class                              1.09%      1.10%      1.10%   --    --
Genesis Fund Advisor Class                            1.35%      1.35%      1.36%   --    --
Genesis Fund Institutional Class                       .85%       .85%       .86%  .87%  .88%
Guardian Fund Investor Class                           .88%       .90%       .90%   --    --
Guardian Fund Trust Class                             1.04%      1.05%      1.04%   --    --
Guardian Fund Advisor Class                           3.13%      1.68%      1.31%   --    --
International Fund Investor Class                     1.25%      1.42%      1.58% 1.74%   --
International Fund Trust Class                        1.32%      1.50%      1.94% 3.07% 3.22%
International Institutional Fund Institutional Class  1.20%      2.90%/(4)/   --    --    --
International Large Cap Fund Trust Class             37.46%/(5)/ /--/         --    --    --
Manhattan Fund Investor Class                         1.04%      1.06%      1.06%   --    --
Manhattan Fund Trust Class                            1.32%      1.26%      1.19%   --    --
Manhattan Fund Advisor Class                          2.85%      2.87%      2.14% 2.26% 2.25%
Millennium Fund Investor Class                        1.86%      1.90%      1.77% 1.83%   --
Millennium Fund Trust Class                           2.47%      2.50%      2.17% 2.26% 1.92%
Millennium Fund Advisor Class                         3.24%      4.58%      6.28% 4.27% 7.42%/(2)/
Partners Fund Investor Class                           .82%       .85%       .87%   --    --

                                               NEUBERGER BERMAN AUGUST 31, 2006

Notes to Financial Highlights Equity Funds cont'd

                                           Year Ended August 31,
                                        2006  2005  2004  2003       2002
Partners Fund Trust Class          .99%      1.02% 1.03%   --    --
Partners Fund Advisor Class       1.15%      1.23% 1.24%   --    --
Partners Fund Institutional Class  .96%/(6)/   --    --    --    --
Real Estate Fund Trust Class      1.90%      1.86% 1.93% 2.19% 4.81%/(3)/
Regency Fund Investor Class       1.12%      1.20% 1.49% 1.57%   --
Regency Fund Trust Class          1.32%      1.39% 1.66% 1.82% 1.64%

   (1) Period from May 24, 2002 to August 31, 2002
   (2) Period from May 3, 2002 to August 31, 2002
   (3) Period from May 1, 2002 to August 31, 2002
   (4) Period from June 17, 2005 to August 31, 2005
   (5) Period from August 1, 2006 to August 31, 2006
   (6) Period from June 7, 2006 to August 31, 2006

(S)After reimbursement of expenses previously paid by Management and/or waiver of a portion of the investment management fee by Management. Had each Fund not made such reimbursements or Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                      Year Ended August 31,
                                   2006  2005  2004  2003  2002
Fasciano Fund Advisor Class         --    --    --  1.75%   --
Genesis Fund Institutional Class   .84%  .85%   --    --    --
International Fund Investor Class 1.24%   --  1.57%   --    --
International Fund Trust Class    1.32%   --  1.93%   --    --
Regency Fund Investor Class         --  1.18% 1.42%   --  1.46%

^  The date investment operations commenced.
@ Calculated based on the average number of shares outstanding during each fiscal period.
(S)(S)Included in this gain is a reimbursement from Management as described in Note B.
*  Annualized.
** Not annualized.
/++++/Audited by other auditors whose report dated October 10, 2003 expressed an unqualified opinion.
O Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2002 for Fasciano and Millennium and for the year ended August 31, 2006 for Partners.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Neuberger Berman Equity Funds and
Shareholders of:
Neuberger Berman Fasciano Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Fund
Neuberger Berman International Institutional Fund
Neuberger Berman International Large Cap Fund
Neuberger Berman Partners Fund
Neuberger Berman Real Estate Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman Fasciano Fund (Fasciano), Neuberger Berman Focus Fund (Focus), Neuberger Berman Genesis Fund (Genesis), Neuberger Berman Guardian Fund (Guardian), Neuberger Berman International Fund (International), Neuberger Berman International Institutional Fund (International Institutional), Neuberger Berman International Large Cap Fund (International Large Cap), Neuberger Berman Partners Fund (Partners) and Neuberger Berman Real Estate Fund (Real Estate), nine of the series constituting the Neuberger Berman Equity Funds (the "Trust"), as of August 31, 2006, and the related statements of operations for the year then ended for Fasciano, Focus, Genesis, Guardian, International, International Institutional, Partners, and Real Estate and for the period from August 1, 2006 (commencement of operations) to August 31, 2006 for International Large Cap, the statements of changes in net assets for each of the two years in the period then ended for Fasciano, Focus, Genesis, Guardian, International, Partners and Real Estate and for the year ended August 31, 2006 and the period from June 17, 2005 (commencement of operations) to August 31, 2005 for International Institutional and the period from August 1, 2006 (commencement of operations) to August 31, 2006 for International Large Cap and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above-mentioned series of Neuberger Berman Equity Funds at August 31, 2006, the related statements of operations for the year then ended for Fasciano, Focus, Genesis, Guardian, International, International Institutional, Partners and Real Estate and for the period from August 1, 2006 (commencement of operations) to August 31, 2006 for International Large Cap, the statements of changes in net assets for each of the two years in the period then ended for Fasciano, Focus, Genesis, Guardian, International, Partners and Real Estate, for the year ended August 31, 2006 and the period from June 17, 2005 (commencement of operations) to August 31, 2005 for International Institutional and for the period from August 1, 2006 (commencement of operations) to August 31, 2006 for International Large Cap and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

Boston, Massachusetts
October 6, 2006

                                               NEUBERGER BERMAN AUGUST 31, 2006

Report of Independent Registered Public Accounting Firm


To the Board of Trustees and Shareholders
Neuberger Berman Equity Funds

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Century Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Regency Fund and Neuberger Berman Socially Responsive Fund, each a series of the Neuberger Berman Equity Funds (the "Trust"), including the schedules of investments, as of August 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended August 31, 2003 have been audited by other auditors, whose report dated
October 10, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Neuberger Berman Equity Funds, as of August 31, 2006, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
October 6, 2006

Directory

Investment Manager, Administrator and Distributor
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Adviser
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

For Investor Class Shareholders
Address correspondence to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Trust Class, Advisor Class, and Institutional
Class Shareholders
Address correspondence to:
Neuberger Berman Management Inc.
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Institutional Support Services
800.366.6264

Legal Counsel
Kirkpatrick & Lockhart Nicholson Graham LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

                                               NEUBERGER BERMAN AUGUST 31, 2006

Trustee and Officer Information

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Management Inc. ("NB Management") and Neuberger Berman, LLC ("Neuberger Berman"). The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

                                                                               Number of
                                                                             Portfolios in
                                                                             Fund Complex
                             Position and                                     Overseen by
                            Length of Time                                       Fund      Other Directorships Held Outside
Name, Age, and Address/(1)/  Served/(2)/     Principal Occupation(s)/(3)/    Trustee/(4)/    Fund Complex by Fund Trustee
---------------------------------------------------------------------------------------------------------------------------

Independent Fund Trustees
---------------------------------------------------------------------------------------------------------------------------

John Cannon (76)            Trustee since  Consultant; formerly,                  56        Independent Trustee or
                            2000           Chairman, CDC Investment                         Director of three series of
                                           Advisers (registered investment                  Oppenheimer Funds:
                                           adviser), 1993 to January 1999;                  Limited Term New York
                                           formerly, President and Chief                    Municipal Fund, Rochester
                                           Executive Officer, AMA                           Fund Municipals, and
                                           Investment Advisors, an affiliate                Oppenheimer Convertible
                                           of the American Medical                          Securities Fund since 1992.
                                           Association.
---------------------------------------------------------------------------------------------------------------------------

Faith Colish (71)           Trustee since  Counsel, Carter Ledyard &              56        Advisory Director, ABA
                            1982           Milburn LLP (law firm) since                     Retirement Funds (formerly,
                                           October 2002; formerly,                          American Bar Retirement
                                           Attorney-at-Law and President,                   Association (ABRA)) since
                                           Faith Colish, A Professional                     1997 (not-for-profit
                                           Corporation, 1980 to 2002.                       membership association).
---------------------------------------------------------------------------------------------------------------------------

C. Anne Harvey (69)         Trustee since  President, C.A. Harvey                 56        Formerly, President, Board
                            2000           Associates since October 2001;                   of Associates to The National
                                           formerly, Director, AARP, 1978                   Rehabilitation Hospital's
                                           to December 2001.                                Board of Directors, 2001 to
                                                                                            2002; formerly, Member,
                                                                                            Individual Investors Advisory
                                                                                            Committee to the New York
                                                                                            Stock Exchange Board of
                                                                                            Directors, 1998 to June 2002.

Trustee and Officer Information cont'd

                                                                                 Number of
                                                                               Portfolios in
                                                                               Fund Complex
                             Position and                                       Overseen by       Other Directorships
                               Length of                                           Fund            Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/   Principal Occupation(s)/(3)/    Trustee/(4)/     Complex by Fund Trustee
---------------------------------------------------------------------------------------------------------------------------

  Robert A. Kavesh (79)      Trustee since   Marcus Nadler Professor                56       Director, The Caring
                             2000            Emeritus of Finance and                         Community (not-for-profit);
                                             Economics, New York                             formerly, Director, DEL
                                             University Stern School of                      Laboratories, Inc. (cosmetics
                                             Business; formerly, Executive                   and pharmaceuticals), 1978
                                             Secretary-Treasurer, American                   to 2004; formerly, Director,
                                             Finance Association, 1961 to                    Apple Bank for Savings,
                                             1979.                                           1979 to 1990; formerly,
                                                                                             Director, Western Pacific
                                                                                             Industries, Inc., 1972 to 1986
                                                                                             (public company).
---------------------------------------------------------------------------------------------------------------------------

  Howard A. Mileaf (69)      Trustee since   Retired; formerly, Vice                56       Director, Webfinancial
                             1984            President and General Counsel,                  Corporation (holding
                                             WHX Corporation (holding                        company) since December
                                             company), 1993 to 2001.                         2002; formerly, Director
                                                                                             WHX Corporation (holding
                                                                                             company), January 2002 to
                                                                                             June 2005; formerly,
                                                                                             Director, State Theatre of
                                                                                             New Jersey (not-for-profit
                                                                                             theater), 2000 to 2005;
                                                                                             formerly, Director, Kevlin
                                                                                             Corporation (manufacturer of
                                                                                             microwave and other
                                                                                             products).
---------------------------------------------------------------------------------------------------------------------------

  Edward I. O'Brien (78)     Trustee since   Formerly, Member, Investment           56       Director, Legg Mason, Inc.
                             1993            Policy Committee, Edward                        (financial services holding
                                             Jones, 1993 to 2001; President,                 company) since 1993;
                                             Securities Industry Association                 formerly, Director, Boston
                                             ("SIA") (securities industry's                  Financial Group (real estate
                                             representative in government                    and tax shelters), 1993 to
                                             relations and regulatory matters                1999.
                                             at the federal and state levels),
                                             1974 to 1992; Adviser to SIA,
                                             November 1992 to November
                                             1993.
---------------------------------------------------------------------------------------------------------------------------

  William E. Rulon (74)      Trustee since   Retired; formerly, Senior Vice         56       Formerly, Director, Pro-Kids
                             1986            President, Foodmaker, Inc.                      Golf and Learning Academy
                                             (operator and franchiser of                     (teach golf and computer
                                             restaurants) until January 1997.                usage to "at risk" children),
                                                                                             1998 to 2006; formerly,
                                                                                             Director, Prandium, Inc.
                                                                                             (restaurants), March 2001 to
                                                                                             July 2002.

                                               NEUBERGER BERMAN AUGUST 31, 2006

                                                                                 Number of
                                                                               Portfolios in
                                                                               Fund Complex
                             Position and                                       Overseen by       Other Directorships
                               Length of                                           Fund            Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/   Principal Occupation(s)/(3)/    Trustee/(4)/     Complex by Fund Trustee
---------------------------------------------------------------------------------------------------------------------------

 Cornelius T. Ryan (74)      Trustee since   Founding General Partner,              56       None.
                             1982            Oxford Partners and Oxford
                                             Bioscience Partners (venture
                                             capital investing) and President,
                                             Oxford Venture Corporation
                                             since 1981.
---------------------------------------------------------------------------------------------------------------------------

 Tom D. Seip (56)            Trustee since   General Partner, Seip                  56       Director, H&R Block, Inc.
                             2000; Lead      Investments LP (a private                       (financial services company)
                             Independent     investment partnership);                        since May 2001; Director,
                             Trustee         formerly, President and CEO,                    America One Foundation
                             beginning       Westaff, Inc. (temporary                        since 1998; formerly,
                             2006            staffing), May 2001 to January                  Director, Forward
                                             2002; formerly, Senior                          Management, Inc. (asset
                                             Executive at the Charles Schwab                 management company), 1999
                                             Corporation, 1983 to 1999,                      to 2006; formerly Director,
                                             including Chief Executive                       E-Bay Zoological Society,
                                             Officer, Charles Schwab                         1999 to 2003; formerly,
                                             Investment Management, Inc.                     Director, General Magic
                                             and Trustee, Schwab Family of                   (voice recognition software),
                                             Funds and Schwab Investments,                   2001 to 2002; formerly,
                                             1997 to 1998, and Executive                     Director, E-Finance
                                             Vice President-Retail                           Corporation (credit
                                             Brokerage, Charles Schwab                       decisioning services), 1999 to
                                             Investment Management,1994                      2003; formerly, Director,
                                             to 1997.                                        Save-Daily.com (micro
                                                                                             investing services), 1999 to
                                                                                             2003.
---------------------------------------------------------------------------------------------------------------------------

 Candace L. Straight (59)    Trustee since   Private investor and consultant        56       Director, Montpelier Re
                             2000            specializing in the insurance                   (reinsurance company) since
                                             industry; formerly, Advisory                    2006; Director, National
                                             Director, Securitas Capital LLC                 Atlantic Holdings
                                             (a global private equity                        Corporation (property and
                                             investment firm dedicated to                    casualty insurance company)
                                             making investments in the                       since 2004; Director, The
                                             insurance sector), 1998 to                      Proformance Insurance
                                             December 2003.                                  Company (personal lines
                                                                                             property and casualty
                                                                                             insurance company) since
                                                                                             March 2004; formerly,
                                                                                             Director, Providence
                                                                                             Washington Insurance
                                                                                             Company (property and
                                                                                             casualty insurance company),
                                                                                             December 1998 to March
                                                                                             2006; formerly, Director,
                                                                                             Summit Global Partners
                                                                                             (insurance brokerage firm),
                                                                                             2000 to 2005.
---------------------------------------------------------------------------------------------------------------------------

Trustee and Officer Information cont'd

                                                                                 Number of
                                                                               Portfolios in
                                                                               Fund Complex
                             Position and                                       Overseen by      Other Directorships
                               Length of                                           Fund           Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/   Principal Occupation(s)/(3)/    Trustee/(4)/    Complex by Fund Trustee
------------------------------------------------------------------------------------------------------------------------

   Peter P. Trapp (61)       Trustee since   Regional Manager for Mid-              56       None.
                             2000            Southern Region, Ford Motor
                                             Credit Company since
                                             September 1997; formerly,
                                             President, Ford Life Insurance
                                             Company, April 1995 to August
                                             1997.
------------------------------------------------------------------------------------------------------------------------

Fund Trustees who are "Interested Persons"
------------------------------------------------------------------------------------------------------------------------

   Jack L. Rivkin* (66)      President and   Executive Vice President and           56       Director, Dale Carnegie and
                             Trustee since   Chief Investment Officer,                       Associates, Inc. (private
                             2002            Neuberger Berman Inc. (holding                  company) since 1998;
                                             company) since 2002 and 2003,                   Director, Solbright, Inc.
                                             respectively; Managing Director                 (private company) since
                                             and Chief Investment Officer,                   1998.
                                             Neuberger Berman since
                                             December 2005 and 2003,
                                             respectively; formerly, Executive
                                             Vice President, Neuberger
                                             Berman, December 2002 to
                                             2005; Director and Chairman,
                                             NB Management since
                                             December 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Investments, Inc.,
                                             September 1995 to February
                                             2002; formerly, Executive Vice
                                             President, Citigroup Inc.,
                                             September 1995 to February
                                             2002.
------------------------------------------------------------------------------------------------------------------------

                                               NEUBERGER BERMAN AUGUST 31, 2006

                                                                                Number of
                                                                              Portfolios in
                                                                              Fund Complex
                             Position and                                      Overseen by      Other Directorships
                               Length of                                          Fund           Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/   Principal Occupation(s)/(3)/   Trustee/(4)/    Complex by Fund Trustee
------------------------------------------------------------------------------------------------------------------------

  Peter E. Sundman* (47)     Chairman of     Executive Vice President,             56       Director and Vice President,
                             the Board,      Neuberger Berman Inc. (holding                 Neuberger & Berman
                             Chief           company) since 1999; Head of                   Agency, Inc. since 2000;
                             Executive       Neuberger Berman Inc.'s                        formerly, Director,
                             Officer and     Mutual Funds Business (since                   Neuberger Berman Inc.
                             Trustee since   1999) and Institutional Business               (holding company), October
                             1999            (1999 to October 2005);                        1999 to March 2003;
                                             responsible for Managed                        Trustee, Frost Valley
                                             Accounts Business and                          YMCA; Trustee, College of
                                             intermediary distribution since                Wooster.
                                             October 1999; President and
                                             Director, NB Management
                                             since 1999; Managing Director,
                                             Neuberger Berman since 2005;
                                             formerly, Executive Vice
                                             President, Neuberger Berman,
                                             1999 to December 2005;
                                             formerly, Principal, Neuberger
                                             Berman, 1997 to 1999; formerly,
                                             Senior Vice President, NB
                                             Management, 1996 to 1999.
------------------------------------------------------------------------------------------------------------------------

(1)The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

 * Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Neuberger Berman.

Trustee and Officer Information cont'd

Information about the Officers of the Trust

Name, Age, and Address/(1)/ Position and Length of Time Served/(2)/          Principal Occupation(s)/(3)/
-------------------------------------------------------------------------------------------------------------------

 Andrew B. Allard (45)         Anti-Money Laundering Compliance     Senior Vice President, Neuberger Berman since
                               Officer since 2002                   2006; Deputy General Counsel, Neuberger
                                                                    Berman since 2004; formerly, Vice President,
                                                                    Neuberger Berman, 2000 to 2006; formerly,
                                                                    Associate General Counsel, Neuberger
                                                                    Berman, 1999 to 2004; formerly, Associate
                                                                    General Counsel, NB Management, 1994 to
                                                                    1999; Anti-Money Laundering Compliance
                                                                    Officer, fifteen registered investment
                                                                    companies for which NB Management acts as
                                                                    investment manager and administrator (seven
                                                                    since 2002, three since 2003, four since 2004
                                                                    and one since 2005) and one registered
                                                                    investment company for which Lehman
                                                                    Brothers Asset Management Inc. acts as
                                                                    investment adviser (since 2006).

 Michael J. Bradler (36)       Assistant Treasurer since 2005       Vice President, Neuberger Berman since 2006;
                                                                    Employee, NB Management since 1997;
                                                                    Assistant Treasurer, fifteen registered
                                                                    investment companies for which NB
                                                                    Management acts as investment manager and
                                                                    administrator (fifteen since 2005) and one
                                                                    registered investment company for which
                                                                    Lehman Brothers Asset Management Inc. acts
                                                                    as investment adviser (since 2006).

 Claudia A. Brandon (50)       Secretary since 1985                 Vice President-Mutual Fund Board Relations,
                                                                    NB Management since 2000 and Assistant
                                                                    Secretary since 2004; Vice President,
                                                                    Neuberger Berman since 2002 and Employee
                                                                    since 1999; formerly, Vice President, NB
                                                                    Management, 1986 to 1999; Secretary, fifteen
                                                                    registered investment companies for which NB
                                                                    Management acts as investment manager and
                                                                    administrator (three since 2000, four since
                                                                    2002, three since 2003, four since 2004 and one
                                                                    since 2005) and one registered investment
                                                                    company for which Lehman Brothers Asset
                                                                    Management Inc. acts as investment adviser
                                                                    (since 2006).

                                               NEUBERGER BERMAN AUGUST 31, 2006

Name, Age, and Address/(1)/ Position and Length of Time Served/(2)/          Principal Occupation(s)/(3)/
-------------------------------------------------------------------------------------------------------------------

  Robert Conti (50)          Vice President since 2000              Senior Vice President, Neuberger Berman since
                                                                    2003; formerly, Vice President, Neuberger
                                                                    Berman, 1999 to 2003; Senior Vice President,
                                                                    NB Management since 2000; formerly,
                                                                    Controller, NB Management, 1994 to 1996;
                                                                    formerly, Treasurer, NB Management, 1996 to
                                                                    1999; Vice President, fifteen registered
                                                                    investment companies for which NB
                                                                    Management acts as investment manager and
                                                                    administrator (three since 2000, four since
                                                                    2002, three since 2003, four since 2004 and one
                                                                    since 2005) and one registered investment
                                                                    company for which Lehman Brothers Asset
                                                                    Management Inc. acts as investment adviser
                                                                    (since 2006).

  Brian J. Gaffney (53)      Vice President since 2000              Managing Director, Neuberger Berman since
                                                                    1999; Senior Vice President, NB Management
                                                                    since 2000; formerly, Vice President, NB
                                                                    Management, 1997 to 1999; Vice President,
                                                                    fifteen registered investment companies for
                                                                    which NB Management acts as investment
                                                                    manager and administrator (three since 2000,
                                                                    four since 2002, three since 2003, four since
                                                                    2004 and one since 2005) and one registered
                                                                    investment company for which Lehman
                                                                    Brothers Asset Management Inc. acts as
                                                                    investment adviser (since 2006).

  Maxine L. Gerson (55)      Chief Legal Officer since 2005 (only   Senior Vice President, Neuberger Berman since
                             for purposes of sections 307 and 406   2002; Deputy General Counsel and Assistant
                             of the Sarbanes-Oxley Act of 2002)     Secretary, Neuberger Berman since 2001;
                                                                    formerly, Vice President, Neuberger Berman,
                                                                    2001 to 2002; formerly, Associate General
                                                                    Counsel, Neuberger Berman, 2001; formerly,
                                                                    Counsel, Neuberger Berman, 2000; Secretary
                                                                    and General Counsel, NB Management since
                                                                    2004; Chief Legal Officer (only for purposes of
                                                                    sections 307 and 406 of the Sarbanes-Oxley
                                                                    Act of 2002), fifteen registered investment
                                                                    companies for which NB Management acts as
                                                                    investment manager and administrator (fifteen
                                                                    since 2005) and one registered investment
                                                                    company for which Lehman Brothers Asset
                                                                    Management Inc. acts as investment adviser
                                                                    (since 2006).

Trustee and Officer Information cont'd

Name, Age, and Address/(1)/ Position and Length of Time Served/(2)/          Principal Occupation(s)/(3)/
------------------------------------------------------------------------------------------------------------------

  Sheila R. James (41)      Assistant Secretary since 2002          Employee, Neuberger Berman since 1999;
                                                                    formerly, Employee, NB Management, 1991 to
                                                                    1999; Assistant Secretary, fifteen registered
                                                                    investment companies for which NB
                                                                    Management acts as investment manager and
                                                                    administrator (seven since 2002, three since
                                                                    2003, four since 2004 and one since 2005) and
                                                                    one registered investment company for which
                                                                    Lehman Brothers Asset Management Inc. acts
                                                                    as investment adviser (since 2006).

  Kevin Lyons (51)          Assistant Secretary since 2003          Employee, Neuberger Berman since 1999;
                                                                    formerly, Employee, NB Management, 1993 to
                                                                    1999; Assistant Secretary, fifteen registered
                                                                    investment companies for which NB
                                                                    Management acts as investment manager and
                                                                    administrator (ten since 2003, four since 2004
                                                                    and one since 2005) and one registered
                                                                    investment company for which Lehman
                                                                    Brothers Asset Management Inc. acts as
                                                                    investment adviser (since 2006).

  John M. McGovern (36)     Treasurer and Principal Financial and   Vice President, Neuberger Berman since 2004;
                            Accounting Officer since 2005; prior    Employee, NB Management since 1993;
                            thereto, Assistant Treasurer since      Treasurer and Principal Financial and
                            2002                                    Accounting Officer, fifteen registered
                                                                    investment companies for which NB
                                                                    Management acts as investment manager and
                                                                    administrator (fifteen since 2005) and one
                                                                    registered investment company for which
                                                                    Lehman Brothers Asset Management Inc. acts
                                                                    as investment adviser (since 2006); formerly,
                                                                    Assistant Treasurer, fifteen registered
                                                                    investment companies for which NB
                                                                    Management acts as investment manager and
                                                                    administrator, 2002 to 2005.

  Frank Rosato (35)         Assistant Treasurer since 2005          Vice President, Neuberger Berman since 2006;
                                                                    Employee, NB Management since 1995;
                                                                    Assistant Treasurer, fifteen registered
                                                                    investment companies for which NB
                                                                    Management acts as investment manager and
                                                                    administrator (fifteen since 2005) and one
                                                                    registered investment company for which
                                                                    Lehman Brothers Asset Management Inc. acts
                                                                    as investment adviser (since 2006).

                                               NEUBERGER BERMAN AUGUST 31, 2006

Name, Age, and Address/(1)/ Position and Length of Time Served/(2)/          Principal Occupation(s)/(3)/
------------------------------------------------------------------------------------------------------------------

  Frederic B. Soule (60)     Vice President since 2000              Senior Vice President, Neuberger Berman since
                                                                    2003; formerly, Vice President, Neuberger
                                                                    Berman, 1999 to 2003; formerly, Vice
                                                                    President, NB Management, 1995 to 1999;
                                                                    Vice President, fifteen registered investment
                                                                    companies for which NB Management acts as
                                                                    investment manager and administrator (three
                                                                    since 2000, four since 2002, three since 2003,
                                                                    four since 2004 and one since 2005) and one
                                                                    registered investment company for which
                                                                    Lehman Brothers Asset Management Inc. acts
                                                                    as investment adviser (since 2006).

  Chamaine Williams (35)     Chief Compliance Officer since 2005    Vice President, Lehman Brothers Inc. since
                                                                    2003; Chief Compliance Officer, fifteen
                                                                    registered investment companies for which NB
                                                                    Management acts as investment manager and
                                                                    administrator (fifteen since 2005) and one
                                                                    registered investment company for which
                                                                    Lehman Brothers Asset Management Inc. acts
                                                                    as investment adviser (since 2005); Chief
                                                                    Compliance Officer, Lehman Brothers Asset
                                                                    Management Inc. since 2003; Chief
                                                                    Compliance Officer, Lehman Brothers
                                                                    Alternative Investment Management LLC
                                                                    since 2003; formerly, Vice President, UBS
                                                                    Global Asset Management (US) Inc. (formerly,
                                                                    Mitchell Hutchins Asset Management, a
                                                                    wholly-owned subsidiary of PaineWebber Inc.),
                                                                    1997 to 2003.

--------

(1)The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on the Trust's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

                                               NEUBERGER BERMAN AUGUST 31, 2006

Notice to Shareholders (Unaudited)

Neuberger Berman Fasciano Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman International Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, and Neuberger Berman Socially Responsive Fund hereby designate $17,682,251, $177,033,770, $251,604,878, $24,158,055, $128,561,388, $5,040,867, $8,818,354
and $15,422,687, respectively, as a capital gain distribution.

For the fiscal year ended August 31, 2006, each fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding each funds distributions during the calendar year 2006 will be reported in conjunction with Form 1099-DIV.

                                                       Qualified
                Fund                             Dividend Income
                Century Fund                         $   128,948
                Fasciano Fund                          3,538,984
                Focus Fund                            15,218,783
                Genesis Fund                          79,895,984
                Guardian Fund                         19,363,567
                International Fund                    32,971,902
                International Institutional Fund       7,897,856
                International Large Cap Fund               6,122
                Manhattan Fund                         2,027,873
                Millennium Fund                          110,837
                Partners Fund                         50,853,540
                Real Estate Fund                       2,013,198
                Regency Fund                           2,586,029
                Socially Responsive Fund               7,030,687

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on December 14, 2005, the Board of Trustees of Neuberger Berman Equity Funds ("Board"), including Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") (including its affiliates) or Neuberger Berman Equity Funds ("Independent Fund Trustees"), approved the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman International Large Cap Fund (the "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger.

The Board considered the following factors, among others, in connection with its approval of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the performance of another international fund for which Management acts as adviser; (3) the costs of the services to be provided; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered, with respect to the Fund, the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of another international fund managed by Management, and the degree of risk likely to be undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger that would be dedicated to performing services for the Fund. The Board noted that Management would also provide certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the international fund managed by Management, the Board considered the performance of Neuberger Berman International Fund relative to the fund's benchmark and a peer group of investment companies pursuing broadly similar strategies to the fund. The Board also considered the performance in relation to the degree of risk undertaken by the portfolio managers.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements and overall expense ratio as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board considered the range and average of the management fees and expense ratios of the peer group. The Board considered whether specific portfolio management or administration needs contributed to a higher fee than the peer group median.

In addition, the Board considered the contractual limits on Fund expenses undertaken by Management for each class of the Fund.

The Board also evaluated any anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

                                               NEUBERGER BERMAN AUGUST 31, 2006

Board Consideration of the Management and Sub-Advisory Agreements cont'd


Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the expected benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the expected costs of providing the investment advisory services and the expected benefits accruing to the Fund.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.


[LOGO] NEUBERGER BERMAN
A Lehman Brothers Company

Neuberger Berman Management Inc.
605 Third Avenue  2nd Floor
New York, NY  10158-0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264

www.nbfunds.com

[LOGO] recycle   B0776 10/06

ITEM 2.   CODE OF ETHICS.

The Board of Trustees ("Board") of Neuberger Berman Equity Funds ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). A copy of the Code of Ethics was included as an exhibit to Registrant's Form N-CSR filed on May 8, 2006. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are John Cannon and Howard Mileaf. Mr. Cannon and Mr. Mileaf are independent trustees as defined by Form N-CSR.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Ernst & Young, LLP ("E&Y") serves as independent registered public accounting firm to the Neuberger Berman Fasciano, Focus, Genesis, Guardian, International, International Institutional, International Large Cap, Partners, and Real Estate Funds. Tait, Weller & Baker LLP ("Tait Weller") serves as independent registered public accounting firm to the Neuberger Berman Century, Manhattan, Millennium, Regency, and Socially Responsive Funds.

(a)  Audit Fees
     ----------

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $353,400 and $393,520 for the fiscal years ended 2005 and 2006, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $76,000 and $80,000 for the fiscal years ended 2005 and 2006, respectively.

(b)  Audit-Related Fees
     ------------------

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in AUDIT FEES were $7,500 and $0 for the fiscal years ended 2005 and 2006, respectively. The nature of the services provided were quarterly agreed upon procedures approved by the Board to confirm brokerage rates. The Audit Committee approved 0% of these services provided by E&Y for the fiscal year ended 2005 pursuant to the waiver provisions of Rule 2- 01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in AUDIT FEES were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

(c)  Tax Fees
     --------

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $70,000 and $81,000 for the fiscal years ended 2005 and 2006, respectively. The nature of the services provided were tax compliance, tax planning and tax advice. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2005 and 2006, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning by E&Y that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $12,500 and $13,000 for the fiscal years ended 2005 and 2006, respectively. The nature of the services provided were tax compliance, tax planning and tax advice. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2005 and 2006, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning by Tait Weller that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

(d)  All Other Fees
     --------------

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

(e)  Audit Committee's Pre-approval Policies and Procedures
     ------------------------------------------------------

(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to the Chair of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Hours Attributed to Other Persons
     ---------------------------------

Not applicable.

(g)  Non-Audit Fees
     --------------

Non-audit fees billed by E&Y for services rendered to the Registrant were $77,500 and $81,000 for the fiscal years ended 2005 and 2006, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $126,850 and $125,000 for the fiscal years ended 2005 and 2006, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $12,500 and $13,000 for the fiscal years ended 2005 and 2006, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

(h) The Audit Committee of the Board of Directors considered whether the provision of non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y's and Tait Weller's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.   SCHEDULE OF INVESTMENTS.

The complete schedule of investments for each series is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS

(a)(1) The Code of Ethics is incorporated by reference to Registrant's Form N-CSR, Investment Company Act file number 811-00582
          (filed May 8, 2006).

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(a)(3)    Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are attached hereto.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds


By: /s/ Peter E. Sundman
    -----------------------
    Peter E. Sundman
    Chief Executive Officer

Date: November 3, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By: /s/ Peter E. Sundman
    -----------------------
    Peter E. Sundman
    Chief Executive Officer

Date: November 3, 2006



By: /s/ John M. McGovern
    ---------------------------------
    John M. McGovern
    Treasurer and Principal Financial
    and Accounting Officer

Date: November 3, 2006